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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/12

Item 1 — Reports to Shareholders

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 13.62% and 13.37%, respectively, for the 12-month period ended December 31, 2012, compared with a 10.72% return by the Balanced Index, an internally-calculated benchmark that combines the total returns from the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 16.00% and the Barclays U.S. Aggregate Bond Index returned 4.21% for the period ended December 31, 2012.

Investment Environment

Equity and corporate credit markets rallied in 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. A low-interest-rate environment continued to drive investors into equities and higher-yielding corporate credit; companies that offered significant stock dividend yields also generally outperformed.

Portfolio Overview

The Portfolio outperformed the Balanced Index during the period, underperformed the S&P 500 Index and outperformed the Barclays U.S. Aggregate Bond Index. Separately, both the equity and fixed income sleeves outperformed the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The Portfolio was overweight equities for most of the year, particularly in the first and second quarters, ending the period slightly overweight at approximately 57%. We trimmed our equity weighting toward the end of the year to reflect our increased caution as uncertainty over the outcome of U.S. fiscal policy negotiations clouded the outlook on the U.S. economy.

Our equity sleeve outperformed the S&P 500 Index due largely to our security selection in information technology and materials stocks. Our overweight allocation to consumer discretionary stocks also was a strong contributor to relative performance. Detractors were led by stock selection in financials, energy and health care.

Individually, Time Warner Cable was the greatest contributor to performance. The provider of video, high-speed data and voice services has benefited from decreasing concern that its core business would be hurt by the growth of Internet-based competitors such as Netflix. The company has continued to modestly increase its subscriber base while largely retaining its premium subscribers. Its high-speed data business also is growing.

Detractors were led by Canadian Natural Resources. The energy exploration company suffered outages at its Horizon oil sands facility in northwestern Canada. Its aggressive capital expenditure plans worried investors who believed they were not getting sufficient return on the spending. We sold the position during the period.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index. Our overweight allocation to, and security selection within, corporate credit were the greatest drivers of outperformance during the period. Our underweight to U.S. Treasury securities was beneficial, as was our underweight to and security selection within mortgage-backed securities (MBS). Security selection in commercial mortgage-backed securities (CMBS) also was beneficial.

From a credit sector standpoint, contributors were led by real estate investment trusts (REITs), brokerages and life insurers. Detractors were led by metals and mining, property and casualty insurers and health insurance companies.

Among individual credit names, American International Group (AIG) was the top driver of outperformance. In December, once-embattled AIG finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully

2 | DECEMBER 31, 2012

(unaudited)

appreciate the progress that AIG was making, a thesis that played out as we had expected in 2012.

Our underweight to Wells Fargo was among the top detractors. The bank’s credit curve tightened in tandem with other names in the banking sector as a result of improved credit, capital and liquidity and our underweight affected relative performance.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We are cautiously optimistic for 2013. Provided there is progress on the U.S. fiscal situation, we think the United States will experience some growth in the new year, hopefully higher than what we saw in 2012. We also think Europe will avert a financial crisis, although economic growth likely will remain essentially zero. With China’s leadership transition completed, we expect to see another stimulus program in China and that economic growth will return to near 7.5%. While we remain cognizant of the many risks facing markets, we anticipate another good year for equities. With interest rates near zero, investors need higher returns to meet retirement and savings obligations. Additionally, the solid equity performance in 2012 may help investor confidence recover, leading to higher risk tolerance and less caution toward equities.

At the company level, balance sheets, especially in the United States, remain strong. Companies also are returning much of their surplus cash to shareholders via dividends and share repurchases. We expect to see higher dividend payout policies from U.S. companies and continue to look to dividend paying stocks. In relation to sectors, we remain focused on the consumer, but also are looking at opportunities in financials and health care.

In the fixed income sleeve, we continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, many investors have participated in the rally over the past three years, and current valuations make it difficult to find return opportunities similar to the ones we have experienced previously. We also have seen an increase in shareholder-friendly activity, including special dividends and dividend increases, which can be negative for bondholders.

We see opportunities in credit sectors including financials and energy. We also have sharpened our focus on structured products, such as commercial mortgage-backed securities (CMBS), anticipating some bargains as tighter regulations force banks to pare some of these assets from their portfolios. We continue to view MBS as an attractive alternative source of spread over Treasury bonds, particularly given the Federal Reserve’s ongoing MBS purchase program and the low level of net new supply. Ultimately, we believe that security selection will drive outcomes in these markets.

Top Equity Contributors:

Time Warner Cable:  The provider of video, high-speed data and voice services has benefited from lessened concern about Internet-based competitors such as Netflix. It has continued to increase its subscriber base while largely retaining its premium subscribers.

CBS Corp.: The multimedia company has benefited from good ratings, decent advertising revenue growth as well as affiliate fee increases tied to retransmission of the CBS network.

eBay: The online trading community operator has benefited from a return to growth in its core eBay marketplace business, its traditional auction business, especially as it has migrated toward a buy-it-now business, which encourages higher velocity transactions. Its PayPal business signed an agreement with Discover Financial Services in August that will allow customers to use their PayPal accounts at merchants that accept Discover cards. This signals that PayPal is becoming a more universally accepted form of payment, both offline (at retailers) and online.

Top Equity Detractors:

Canadian Natural Resources:  The energy exploration company suffered outages at its Horizon oil sands facility and questions about its capital spending plans.

Facebook:  The social networking website operator sold off following its initial public offering. As we dug deeper our concern grew about the company’s ability to monetize its mobile platform, and we believed the stock was overvalued even at lower levels. We sold the position during the period.

Western Union:  The global money transfer company recently announced price reductions in key corridors, including U.S. to Mexico. It lowered 2013 guidance as a result. For many investors, this confirmed fears of competitive pressure. We trimmed the position in the equity sleeve, but are holding at these levels because we believe the stock has been oversold.

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

Top Fixed Income Credit Contributors:

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

General Electric Capital:  GE has continued to execute on its balance sheet transformation, improving its funding model, quality of assets and capital levels while paying down debt. Over the long term we like GE Capital’s focus on mid-market commercial lending, as this typically represents one of the first areas of loan growth in a recovering economy.

Ford:  Ford Motor Co. designs and manufactures cars and trucks. Ford has made improvements to its business model in recent years, including reduced costs, improved liquidity and better product mix. The company has benefited from the rationalization of the U.S. auto industry, resulting in higher margins and lower overall costs. The U.S. economic recovery, replacement demand and low interest rates have helped drive higher year-over-year U.S. auto sales.

Top Fixed Income Credit Detractors:

Wells Fargo:  Wells Fargo is one of the largest national banks, with a stronger presence in retail banking than many of its closest competitors. Wells Fargo’s primary competitive advantage is the depth of its retail deposit base, which has afforded it lower costs of funding and therefore a higher net interest margin.

ArcelorMittal:  ArcelorMittal is a steel company. Declining manufacturing activity in China and economic weakness in Europe have created headwinds for ArcelorMittal. Bonds were downgraded to speculative-grade status in August 2012 by Standard & Poor’s, and eventually downgraded at Moody’s and Fitch.

Credit Suisse:  A global financial services company, Credit Suisse’s business model is focused on private banking, high-net-worth customers. The company has been increasing market share among high-net-worth investors, likely due to its perceived stability.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Balanced Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Time Warner Cable, Inc.	1.50%
CBS Corp. – Class B	1.33%
eBay, Inc.	1.20%
LyondellBasell Industries N.V. – Class A	1.19%
Apple, Inc.	1.12%

5 Bottom Performers – Equity Holdings

Contribution

Canadian Natural Resources, Ltd.	–0.45%
Facebook, Inc. – Class A	–0.21%
Western Union Co.	–0.20%
McDonald’s Corp.	–0.15%
Shire PLC (ADR)	–0.15%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.88%	17.60%	19.79%
Consumer Discretionary	1.02%	22.95%	11.05%
Materials	0.71%	6.79%	3.48%
Utilities	0.56%	0.00%	3.56%
Consumer Staples	0.47%	8.38%	11.03%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Financials	–1.34%	12.50%	14.58%
Health Care	–0.71%	12.45%	11.80%
Energy	–0.66%	9.20%	11.30%
Telecommunication Services	–0.13%	1.36%	3.05%
Other**	–0.09%	1.84%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

CBS Corp. – Class B Television	2.4%
Apple, Inc. Computers	2.3%
Philip Morris International, Inc. Tobacco	1.9%
Mattel, Inc. Toys	1.8%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.7%

10.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	13.62%	5.81%	8.05%	9.88%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	13.37%	5.54%	7.78%	9.73%	0.83%

S&P 500® Index	16.00%	1.66%	7.10%	8.09%

Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.04%

Balanced Index	10.72%	3.96%	6.50%	7.46%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	16/231	1/144	5/67	1/20

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,067.20	$3.07

Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$3.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.00	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27

†	Expenses are equal to the net annualized expense ratio of 0.59% for Institutional Shares and 0.84% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2012

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$513,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$518,397
194,000	Banc of America Large Loan Trust 1.3080%, 8/15/29 (144A),‡	186,354
3,718,689	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	3,711,025
636,000	BB-UBS Trust 3.4684%, 6/5/20	603,574
778,071	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	799,662
397,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27‡	410,580
510,000	FREMF Mortgage Trust 2.8120%, 5/25/19 (144A),‡	512,944
782,000	FREMF Mortgage Trust 4.5717%, 1/25/21 (144A),‡	837,532
469,000	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	520,863
667,000	FREMF Mortgage Trust 4.9321%, 7/25/21 (144A),‡	739,152
440,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	469,254
262,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	266,146
1,649,000	GS Mortgage Securities Corp. II 3.5510%, 4/10/34 (144A),‡	1,781,299
513,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	590,367
446,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	459,470
418,000	Santander Drive Auto Receivables Trust 2.5200%, 10/15/18	417,779

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $12,209,042)		12,824,398

Bank Loans – 0.4%
Casino Hotels – 0.1%
1,418,000	MGM Resorts International 0%, 12/20/19(a),‡	1,431,825
Electric – Generation – 0.1%
979,473	AES Corp. 4.2500%, 6/1/18‡	989,111
Metal – Iron – 0.1%
611,468	Fortescue Metals Group, Ltd. 5.2500%, 10/18/17‡	616,054
Pharmaceuticals – 0.1%
709,000	Quintiles Transnational Corp. 0%, 6/8/18(a),‡	707,651

Total Bank Loans (cost $3,699,327)		3,744,641

Common Stock – 57.0%
Aerospace and Defense – 1.6%
196,141	Boeing Co.	14,781,186
Agricultural Chemicals – 0.6%
63,567	Syngenta A.G. (ADR)	5,136,214
Apparel Manufacturers – 0.8%
126,957	Coach, Inc.	7,047,383
Applications Software – 1.3%
90,285	Intuit, Inc.	5,371,958
256,769	Microsoft Corp.	6,863,435
		12,235,393
Athletic Footwear – 1.4%
258,319	NIKE, Inc. – Class B	13,329,260
Automotive – Cars and Light Trucks – 0.4%
59,995	Daimler A.G. (U.S. Shares)	3,297,925
Beverages – Wine and Spirits – 0.4%
130,474	Diageo PLC**	3,797,829
Cable/Satellite Television – 2.1%
103,279	DIRECTV*	5,180,474
150,583	Time Warner Cable, Inc.	14,635,162
		19,815,636
Casino Hotels – 1.1%
224,583	Las Vegas Sands Corp.	10,366,751
Chemicals – Diversified – 3.2%
342,667	E.I. du Pont de Nemours & Co.	15,409,735
255,352	LyondellBasell Industries N.V. – Class A	14,578,046
		29,987,781
Commercial Banks – 1.9%
279,625	CIT Group, Inc.*	10,804,710
271,878	Standard Chartered PLC**	6,890,659
		17,695,369
Commercial Services – Finance – 1.4%
21,542	MasterCard, Inc. – Class A	10,583,154
181,233	Western Union Co.	2,466,581
		13,049,735
Computers – 2.3%
39,518	Apple, Inc.	21,064,280
Cosmetics and Toiletries – 0.5%
80,586	Estee Lauder Cos., Inc. – Class A	4,823,878
Diversified Operations – 0.3%
43,187	Dover Corp.	2,837,818
E-Commerce/Products – 1.0%
183,978	eBay, Inc.*	9,386,558
E-Commerce/Services – 0.6%
8,604	priceline.com, Inc.*	5,344,805
Electronic Components – Miscellaneous – 1.6%
73,418	Garmin, Ltd.	2,996,923
318,075	TE Connectivity, Ltd. (U.S. Shares)	11,806,944
		14,803,867
Electronic Connectors – 0.4%
55,912	Amphenol Corp. – Class A	3,617,506
Enterprise Software/Services – 0.3%
129,498	CA, Inc.	2,846,366
Finance – Investment Bankers/Brokers – 0.2%
33,949	Greenhill & Co., Inc.	1,765,008
Finance – Other Services – 1.3%
383,893	NYSE Euronext	12,107,985
Food – Confectionary – 0.8%
100,886	Hershey Co.	7,285,987

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Instruments – Controls – 0.7%
108,791	Honeywell International, Inc.	$6,904,965
Investment Management and Advisory Services – 1.1%
641,344	Blackstone Group L.P.	9,998,553
Life and Health Insurance – 0.5%
353,242	Prudential PLC**	4,928,108
Medical – Drugs – 3.7%
42,690	Abbott Laboratories	2,796,195
42,690	AbbVie, Inc.	1,458,291
76,495	Allergan, Inc.	7,016,886
210,966	Bristol-Myers Squibb Co.	6,875,382
43,123	Johnson & Johnson	3,022,922
78,955	Shire PLC (ADR)**	7,278,072
101,117	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	6,043,763
		34,491,511
Medical – Generic Drugs – 0.9%
293,114	Mylan, Inc.*	8,054,773
Medical – HMO – 1.2%
248,014	Aetna, Inc.	11,483,048
Medical – Wholesale Drug Distributors – 0.6%
128,979	AmerisourceBergen Corp.	5,569,313
Metal – Copper – 0.5%
147,108	Freeport-McMoRan Copper & Gold, Inc.	5,031,094
Metal Processors and Fabricators – 0.4%
22,047	Precision Castparts Corp.	4,176,143
Multimedia – 0.9%
150,415	Viacom, Inc. – Class B	7,932,887
Oil Companies – Integrated – 2.9%
141,251	Chevron Corp.	15,274,883
212,972	Hess Corp.	11,278,997
		26,553,880
Oil Field Machinery and Equipment – 0.6%
78,831	National Oilwell Varco, Inc.	5,388,099
Oil Refining and Marketing – 0.2%
64,055	Valero Energy Corp.	2,185,557
Pharmacy Services – 1.2%
212,606	Express Scripts Holding Co.*	11,480,724
Pipelines – 1.3%
242,189	Enterprise Products Partners L.P.	12,128,825
REIT – Health Care – 0.7%
102,527	Ventas, Inc.	6,635,547
Retail – Auto Parts – 0.4%
10,843	AutoZone, Inc.*	3,843,084
Retail – Building Products – 0.4%
66,734	Home Depot, Inc.	4,127,498
Retail – Major Department Stores – 0.8%
140,434	Nordstrom, Inc.	7,513,219
Retail – Restaurants – 0.4%
45,087	McDonald’s Corp.	3,977,124
Super-Regional Banks – 1.6%
458,345	U.S. Bancorp	14,639,539
Telephone – Integrated – 1.0%
179,985	CenturyLink, Inc.	7,041,013
43,302	Verizon Communications, Inc.	1,873,678
		8,914,691
Television – 2.4%
582,535	CBS Corp. – Class B	22,165,457
Tobacco – 2.6%
213,920	Altria Group, Inc.	6,721,367
209,424	Philip Morris International, Inc.**	17,516,223
		24,237,590
Toys – 1.8%
459,043	Mattel, Inc.	16,810,155
Transportation – Railroad – 1.9%
45,145	Canadian Pacific Railway, Ltd. (U.S. Shares)	4,587,635
100,849	Union Pacific Corp.	12,678,736
		17,266,371
Wireless Equipment – 0.8%
137,715	Motorola Solutions, Inc.	7,667,971

Total Common Stock (cost $416,735,127)		530,530,246

Corporate Bonds – 28.5%
Advertising Services – 0.1%
$612,000	WPP Finance 2010 4.7500%, 11/21/21**	662,855
344,000	WPP Finance 2010 3.6250%, 9/7/22**	342,166
		1,005,021
Aerospace and Defense – Equipment – 0.2%
1,154,000	Exelis, Inc. 4.2500%, 10/1/16	1,216,581
522,000	Exelis, Inc. 5.5500%, 10/1/21	569,660
276,000	TransDigm, Inc. 7.7500%, 12/15/18	305,325
		2,091,566
Agricultural Chemicals – 0.5%
2,261,000	CF Industries, Inc. 6.8750%, 5/1/18	2,762,067
1,742,000	CF Industries, Inc. 7.1250%, 5/1/20	2,192,373
		4,954,440
Airlines – 0.1%
1,031,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,140,904
Brewery – 0.2%
1,985,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	2,143,465
Broadcast Services and Programming – 0.1%
1,000,000	A&E Communications – Private Placement 3.6300%, 8/22/22	1,016,260
Building – Residential and Commercial – 0.1%
743,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	795,133
407,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	461,676
		1,256,809

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Building Products – Cement and Aggregate – 0.2%
$1,331,000	Hanson, Ltd. 6.1250%, 8/15/16**	$1,460,772
Casino Hotels – 0.1%
392,000	MGM Resorts International 6.6250%, 7/15/15	420,420
560,000	MGM Resorts International 7.5000%, 6/1/16	600,600
		1,021,020
Chemicals – Diversified – 0.3%
2,296,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	2,537,080
400,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21	469,000
		3,006,080
Chemicals – Specialty – 0.1%
1,194,000	Ecolab, Inc. 4.3500%, 12/8/21	1,332,720
Coatings and Paint Products – 0.2%
1,825,000	Valspar Corp. 4.2000%, 1/15/22	1,993,626
Commercial Banks – 1.2%
1,691,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	1,750,185
1,491,000	CIT Group, Inc. 4.2500%, 8/15/17	1,535,345
1,618,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,763,620
1,475,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,643,796
1,460,000	SVB Financial Group 5.3750%, 9/15/20	1,638,479
1,948,000	Zions Bancorp 7.7500%, 9/23/14	2,127,518
842,000	Zions Bancorp 4.5000%, 3/27/17	879,681
		11,338,624
Computer Aided Design – 0.1%
1,169,000	Autodesk, Inc. 3.6000%, 12/15/22	1,174,155
Computers – Memory Devices – 0.1%
1,214,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	1,306,567
Consulting Services – 0.8%
926,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	992,306
4,452,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,989,116
1,278,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,308,643
		7,290,065
Containers – Paper and Plastic – 0.3%
451,000	Packaging Corp. of America 3.9000%, 6/15/22	467,034
370,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	399,184
1,161,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	1,254,675
420,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	426,674
		2,547,567
Data Processing and Management – 0.2%
950,000	Fiserv, Inc. 3.1250%, 10/1/15	996,030
551,000	Fiserv, Inc. 3.1250%, 6/15/16	578,810
		1,574,840
Diversified Banking Institutions – 2.2%
310,000	Bank of America Corp. 4.5000%, 4/1/15	330,437
1,369,000	Bank of America Corp. 1.5000%, 10/9/15	1,376,000
1,335,000	Bank of America Corp. 3.6250%, 3/17/16	1,414,562
1,130,000	Bank of America Corp. 3.7500%, 7/12/16	1,207,887
1,225,000	Bank of America Corp. 8.0000%, 7/30/99‡	1,354,948
3,019,000	Citigroup, Inc. 5.0000%, 9/15/14	3,176,254
413,000	Citigroup, Inc. 5.9500%, 7/30/99‡	418,162
3,202,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	3,389,391
1,831,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	2,071,295
550,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	623,155
243,000	Morgan Stanley 4.2000%, 11/20/14	253,544
644,000	Morgan Stanley 4.0000%, 7/24/15	673,807
1,342,000	Morgan Stanley 3.4500%, 11/2/15	1,398,242
458,000	Morgan Stanley 4.7500%, 3/22/17	499,660
1,170,000	Morgan Stanley 5.5000%, 7/28/21	1,328,388
1,004,000	Morgan Stanley 4.8750%, 11/1/22	1,039,536
316,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	323,398
		20,878,666
Diversified Financial Services – 0.7%
901,000	General Electric Capital Corp. 5.9000%, 5/13/14	965,615
1,762,000	General Electric Capital Corp. 5.5500%, 5/4/20	2,094,627
121,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	127,655
1,000,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,088,980
2,200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	2,486,638
		6,763,515

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Diversified Operations – 0.3%
$1,942,000	Eaton Corp. 2.7500%, 11/2/22 (144A)	$1,936,007
543,000	GE Capital Trust I 6.3750%, 11/15/67‡	572,186
		2,508,193
Electric – Generation – 0%
303,000	AES Corp. 7.7500%, 10/15/15	340,118
Electric – Integrated – 0.8%
1,431,000	CMS Energy Corp. 4.2500%, 9/30/15	1,518,375
1,076,000	CMS Energy Corp. 5.0500%, 2/15/18	1,211,614
955,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	1,052,156
1,468,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,591,606
951,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	1,001,454
488,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A),**	548,852
		6,924,057
Electronic Components – Semiconductors – 0.6%
1,439,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,777,123
3,597,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,639,269
		5,416,392
Electronic Connectors – 0.3%
2,220,000	Amphenol Corp. 4.7500%, 11/15/14	2,365,428
731,000	Amphenol Corp. 4.0000%, 2/1/22	773,018
		3,138,446
Electronic Measuring Instruments – 0.1%
1,179,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,208,749
Engineering – Research and Development Services – 0.2%
1,041,000	URS Corp. 3.8500%, 4/1/17 (144A)	1,072,375
994,000	URS Corp. 5.0000%, 4/1/22 (144A)	1,023,290
		2,095,665
Finance – Auto Loans – 1.1%
312,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	340,201
3,561,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,713,564
529,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15	579,273
707,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	726,389
1,284,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,500,310
1,616,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,783,153
1,709,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	1,990,195
		10,633,085
Finance – Consumer Loans – 0.1%
869,000	SLM Corp. 6.2500%, 1/25/16	945,038
Finance – Credit Card – 0.3%
1,576,000	American Express Co. 6.8000%, 9/1/66‡	1,692,230
729,000	American Express Credit Corp. 1.7500%, 6/12/15	744,268
		2,436,498
Finance – Investment Bankers/Brokers – 1.0%
898,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,027,725
1,069,000	Lazard Group LLC 7.1250%, 5/15/15	1,188,389
391,000	Lazard Group LLC 6.8500%, 6/15/17	451,924
1,913,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,011,288
3,514,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,933,431
679,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	805,852
		9,418,609
Finance – Mortgage Loan Banker – 0.2%
1,757,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	2,041,527
Food – Meat Products – 0.6%
3,687,000	Tyson Foods, Inc. 6.6000%, 4/1/16	4,225,099
1,083,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,172,365
		5,397,464
Food – Miscellaneous/Diversified – 0.5%
942,000	ARAMARK Corp. 8.5000%, 2/1/15	946,720
3,672,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	3,798,008
		4,744,728
Hotels and Motels – 0.1%
686,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	753,074
253,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	307,586
		1,060,660
Instruments – Scientific – 0.2%
1,363,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	1,392,952
Investment Management and Advisory Services – 0.6%
2,028,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,220,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – (continued)

$1,075,000	FMR LLC 6.4500%, 11/15/39 (144A)	$1,340,369
854,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	894,565
640,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	678,400
		5,133,994
Life and Health Insurance – 0.3%
2,277,000	Primerica, Inc. 4.7500%, 7/15/22	2,493,242
Linen Supply & Related Items – 0.2%
660,000	Cintas Corp. No. 2 2.8500%, 6/1/16	693,687
691,000	Cintas Corp. No. 2 4.3000%, 6/1/21	768,949
		1,462,636
Machine Tools and Related Products – 0.1%
939,000	Kennametal, Inc. 2.6500%, 11/1/19	940,379
Medical – Biomedical and Genetic – 0%
247,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	268,490
Medical – Drugs – 0.6%
2,204,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	2,227,973
1,081,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	1,094,972
1,333,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	1,357,501
658,000	AbbVie, Inc. 4.4000%, 11/6/42 (144A)	699,542
		5,379,988
Medical – Generic Drugs – 0.7%
1,723,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	1,745,656
4,764,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	4,863,320
		6,608,976
Medical Instruments – 0.1%
661,000	Boston Scientific Corp. 4.5000%, 1/15/15	702,606
Medical Labs and Testing Services – 0.2%
1,321,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	1,400,877
Metal Processors and Fabricators – 0.2%
598,000	Precision Castparts Corp. 1.2500%, 1/15/18	598,987
874,000	Precision Castparts Corp. 2.5000%, 1/15/23	879,601
380,000	Precision Castparts Corp. 3.9000%, 1/15/43	389,836
		1,868,424
Money Center Banks – 0.2%
1,483,000	Mizuho Corporate Bank, Ltd. 2.9500%, 10/17/22 (144A)	1,464,795
Multi-Line Insurance – 0.7%
1,807,000	American International Group, Inc. 4.2500%, 9/15/14	1,903,492
387,000	American International Group, Inc. 5.6000%, 10/18/16	441,939
984,000	American International Group, Inc. 5.4500%, 5/18/17	1,130,139
149,000	American International Group, Inc. 4.8750%, 6/1/22	170,102
607,000	American International Group, Inc. 6.2500%, 3/15/37	647,972
1,340,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,745,350
		6,038,994
Multimedia – 0%
295,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	296,442
Oil and Gas Drilling – 0.4%
2,639,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,867,640
735,000	Rowan Cos., Inc. 5.0000%, 9/1/17	816,512
		3,684,152
Oil Companies – Exploration and Production – 1.1%
1,980,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	2,480,479
890,000	Cimarex Energy Co. 5.8750%, 5/1/22	974,550
2,523,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,718,532
920,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	979,800
1,126,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,282,172
1,257,000	QEP Resources, Inc. 5.2500%, 5/1/23	1,344,990
		9,780,523
Oil Companies – Integrated – 1.1%
2,534,000	Chevron Corp. 2.3550%, 12/5/22	2,538,158
2,946,000	Phillips 66 2.9500%, 5/1/17	3,122,280
567,000	Phillips 66 4.3000%, 4/1/22	633,576
3,739,000	Shell International Finance B.V. 2.3750%, 8/21/22	3,756,495
		10,050,509
Oil Refining and Marketing – 0.1%
1,067,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,292,749
Pharmacy Services – 1.1%
1,287,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	1,311,009
1,016,000	Express Scripts Holding Co. 3.1250%, 5/15/16	1,071,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Pharmacy Services – (continued)

$4,459,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	$4,634,635
1,584,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	1,797,563
1,229,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	1,325,172
410,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	448,093
		10,587,633
Pipelines – 2.1%
520,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	631,851
964,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	992,067
1,878,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,992,853
263,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	320,684
752,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	852,215
726,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	797,679
1,029,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	1,059,767
2,110,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,306,506
1,006,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	1,111,090
406,000	Plains All American Pipeline L.P. / PAA Finance Corp. 8.7500%, 5/1/19	552,327
654,000	Plains All American Pipeline L.P. / PAA Finance Corp. 2.8500%, 1/31/23	647,964
776,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.3000%, 1/31/43	776,693
735,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	800,702
706,000	TC Pipelines L.P. 4.6500%, 6/15/21	750,718
3,579,000	Western Gas Partners L.P. 5.3750%, 6/1/21	4,092,193
1,123,000	Western Gas Partners L.P. 4.0000%, 7/1/22	1,181,946
890,000	Williams Cos., Inc. 3.7000%, 1/15/23	897,702
		19,764,957
Publishing – Newspapers – 0%
154,000	Gannett Co., Inc. 6.3750%, 9/1/15	169,400
Publishing – Periodicals – 0.2%
1,536,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,620,380
Real Estate Management/Services – 0.2%
515,000	CBRE Services, Inc. 6.6250%, 10/15/20	563,281
1,349,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,378,075
		1,941,356
Real Estate Operating/Development – 0.1%
935,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,033,209
REIT – Diversified – 0.5%
1,313,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,488,660
2,529,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,873,136
		4,361,796
REIT – Health Care – 0.2%
459,000	Senior Housing Properties Trust 6.7500%, 4/15/20	522,260
746,000	Senior Housing Properties Trust 6.7500%, 12/15/21	860,274
		1,382,534
REIT – Hotels – 0.1%
1,141,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	1,166,672
REIT – Office Property – 0.7%
1,948,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,090,942
525,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	575,628
1,116,000	SL Green Realty Corp. 5.0000%, 8/15/18	1,211,900
2,153,000	SL Green Realty Corp. 7.7500%, 3/15/20	2,677,066
		6,555,536
REIT – Regional Malls – 0.3%
2,950,000	Rouse Co. LLC 6.7500%, 11/9/15	3,093,812
REIT – Warehouse and Industrial – 0%
151,000	ProLogis L.P. 6.8750%, 3/15/20	182,792
Retail – Regional Department Stores – 0.5%
853,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	854,325
1,783,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,912,084
737,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	865,985
768,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	926,613
		4,559,007
Retail – Restaurants – 0.2%
1,602,000	Brinker International, Inc. 5.7500%, 6/1/14	1,694,581
Rubber – Tires – 0%
291,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	297,808

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Super-Regional Banks – 0.1%
$708,000	U.S. Bancorp 2.9500%, 7/15/22	$715,240
Telecommunication Services – 0.1%
730,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	759,735
Telephone – Integrated – 0.5%
3,572,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	3,727,036
503,000	Virgin Media Finance PLC 4.8750%, 2/15/22**	514,317
		4,241,353
Transportation – Railroad – 0.4%
669,064	CSX Transportation, Inc. 8.3750%, 10/15/14	742,662
1,410,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	1,554,525
976,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	1,107,760
		3,404,947
Transportation – Services – 0%
261,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	267,333
Transportation – Truck – 0.2%
1,447,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,487,425
Trucking and Leasing – 0.2%
225,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	225,606
1,397,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,409,526
		1,635,132

Total Corporate Bonds (cost $248,028,034)		264,789,277

Mortgage-Backed Securities – 7.0%
	Fannie Mae:
504,729	5.5000%, 1/1/25	546,813
310,320	5.5000%, 1/1/33	343,281
685,357	5.0000%, 9/1/33	776,251
260,492	5.0000%, 11/1/33	283,806
502,499	5.0000%, 12/1/33	547,472
281,646	5.0000%, 2/1/34	306,853
880,993	5.5000%, 4/1/34	968,238
1,572,845	5.5000%, 9/1/34	1,720,738
575,118	5.5000%, 5/1/35	628,477
3,634,537	5.5000%, 7/1/35	3,976,290
589,433	5.0000%, 10/1/35	638,388
1,429,486	6.0000%, 10/1/35	1,575,067
1,595,543	6.0000%, 12/1/35	1,785,302
612,567	5.5000%, 1/1/36	669,400
215,365	6.0000%, 2/1/37	245,946
417,096	6.0000%, 3/1/37	459,574
2,600,946	5.5000%, 5/1/37	2,877,211
424,726	6.0000%, 5/1/37	464,995
413,848	5.5000%, 7/1/37	449,722
462,771	5.5000%, 3/1/38	511,925
474,562	6.0000%, 11/1/38	519,555
1,096,914	6.0000%, 11/1/38	1,210,202
2,959,574	6.0000%, 1/1/39	3,238,032
1,668,959	6.0000%, 10/1/39	1,859,634
893,946	5.0000%, 2/1/40	985,685
449,153	5.0000%, 6/1/40	498,615
941,524	5.0000%, 6/1/40	1,038,146
2,247,191	6.0000%, 7/1/40	2,520,642
416,776	4.5000%, 10/1/40	468,979
422,515	5.0000%, 3/1/41	469,044
818,501	5.0000%, 4/1/41	922,449
1,079,327	5.0000%, 4/1/41	1,221,122
908,262	5.0000%, 6/1/41	1,001,470
	Freddie Mac:
510,466	5.0000%, 1/1/19	549,200
343,560	5.0000%, 2/1/19	369,629
454,590	5.5000%, 8/1/19	488,907
1,286,540	5.5000%, 12/1/27	1,410,021
1,568,279	5.0000%, 1/1/36	1,756,175
898,243	5.5000%, 10/1/36	1,003,364
542,839	5.0000%, 11/1/36	586,164
346,397	5.5000%, 5/1/38	383,515
646,239	5.5000%, 1/1/39	703,168
1,513,707	5.0000%, 5/1/39	1,666,305
924,974	5.5000%, 10/1/39	1,024,089
932,235	4.5000%, 1/1/41	1,044,073
2,060,158	5.0000%, 5/1/41	2,320,506
	Ginnie Mae:
708,524	6.0000%, 11/20/34	796,933
145,790	5.5000%, 9/15/35	164,462
872,931	5.5000%, 3/15/36	964,490
208,680	5.5000%, 5/20/36	230,470
569,369	5.0000%, 4/15/39	624,373
696,750	5.0000%, 10/15/39	771,202
1,085,545	5.0000%, 11/15/39	1,199,660
312,707	5.0000%, 1/15/40	343,221
246,982	5.0000%, 4/15/40	271,051
367,378	5.0000%, 4/15/40	416,893
408,877	5.0000%, 5/15/40	454,254
226,701	5.0000%, 5/20/40	251,216
330,494	5.0000%, 7/15/40	362,719
1,029,919	5.0000%, 7/15/40	1,137,971
1,124,196	5.0000%, 2/15/41	1,244,156
634,215	5.5000%, 4/20/41	696,078
498,814	5.0000%, 5/15/41	550,434
286,697	4.5000%, 7/15/41	316,812
146,503	5.5000%, 9/20/41	160,794
174,202	6.0000%, 10/20/41	194,415
539,745	6.0000%, 12/20/41	602,371
971,742	5.5000%, 1/20/42	1,067,743
514,565	6.0000%, 1/20/42	574,270
415,046	6.0000%, 2/20/42	463,204
324,831	6.0000%, 3/20/42	362,521
814,759	6.0000%, 4/20/42	909,296
376,369	3.5000%, 5/20/42	411,325
694,211	6.0000%, 5/20/42	774,760

Total Mortgage-Backed Securities (cost $65,022,048)		65,351,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Preferred Stock – 0.5%
Diversified Banking Institutions – 0.1%
46,848	Goldman Sachs Group, Inc., 5.9500%	$1,170,263
Diversified Financial Services – 0.1%
23,000	Citigroup Capital XIII, 7.8750%	641,700
Finance – Credit Card – 0.2%
63,650	Discover Financial Services, 6.5000%	1,607,163
Food – Miscellaneous/Diversified – 0.1%
6	H.J. Heinz Finance Co., 8.0000% (144A)	627,750

Total Preferred Stock (cost $4,008,167)		4,046,876

U.S. Treasury Notes/Bonds – 4.8%
	U.S. Treasury Notes/Bonds:
$225,000	0.2500%, 11/30/14	225,009
710,000	0.3750%, 3/15/15	711,442
505,000	0.3750%, 6/15/15	505,789
4,607,000	0.2500%, 7/15/15	4,599,440
280,000	0.8750%, 2/28/17	283,675
7,197,000	0.7500%, 6/30/17	7,239,736
650,000	0.7500%, 10/31/17	652,133
1,595,000	1.0000%, 9/30/19	1,584,034
6,272,000	3.1250%, 5/15/21	7,112,347
4,172,000	2.1250%, 8/15/21	4,385,815
4,817,000	1.6250%, 8/15/22	4,785,391
6,280,000	1.6250%, 11/15/22	6,211,309
345,000	3.0000%, 5/15/42	351,469
5,712,000	2.7500%, 8/15/42	5,515,650
800,000	2.7500%, 11/15/42	770,750

Total U.S. Treasury Notes/Bonds (cost $44,021,778)		44,933,989

Money Market – 1.3%
12,379,697	Janus Cash Liquidity Fund LLC, 0% (cost $12,379,697)	12,379,697

Total Investments (total cost $806,103,220) – 100.9%		938,600,658

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(8,189,786)

Net Assets – 100%		$930,410,872

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,629,129	0.5%
Canada	12,937,904	1.4%
Cayman Islands	1,306,567	0.1%
Germany	3,297,925	0.3%
Japan	1,464,795	0.2%
Jersey	8,898,452	0.9%
Mexico	2,662,285	0.3%
Netherlands	21,340,621	2.3%
Switzerland	19,940,081	2.1%
United Kingdom	22,511,937	2.4%
United States††	839,610,962	89.5%

Total	$938,600,658	100.0%

††	Includes Cash Equivalents of 1.3%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: British Pound 1/10/13	1,490,000	$2,420,000	$(47,399)

HSBC Securities (USA), Inc.: British Pound 2/14/13	1,700,000	2,760,749	(9,256)

JPMorgan Chase & Co.: British Pound 1/24/13	1,010,000	1,640,336	(14,943)

RBC Capital Markets Corp.: British Pound 1/17/13	2,745,000	4,458,231	(60,738)

Total		$11,279,316	$(132,336)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | DECEMBER 31, 2012

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$806,103
Unaffiliated investments at value	$926,221
Affiliated investments at value	12,380
Cash	1,231
Receivables:
Investments sold	276
Portfolio shares sold	434
Dividends	549
Foreign dividend tax reclaim	100
Interest	3,348
Non-interested Trustees’ deferred compensation	15
Other assets	14
Total Assets	944,568
Liabilities:
Payables:
Investments purchased	12,481
Portfolio shares repurchased	837
Dividends	–
Advisory fees	432
Fund administration fees	8
Internal servicing cost	1
Distribution fees and shareholder servicing fees	105
Non-interested Trustees’ fees and expenses	12
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	134
Forward currency contracts	132
Total Liabilities	14,157
Net Assets	$930,411
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$735,306
Undistributed net investment income*	6,161
Undistributed net realized gain from investment and foreign currency transactions*	56,580
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	132,364
Total Net Assets	$930,411
Net Assets - Institutional Shares	$435,689
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,035
Net Asset Value Per Share	$27.17
Net Assets - Service Shares	$494,722
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,410
Net Asset Value Per Share	$28.42

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$16,776
Dividends	12,943
Dividends from affiliates	19
Other Income	123
Foreign tax withheld	(246)
Total Investment Income	29,615
Expenses:
Advisory fees	5,734
Internal servicing expense - Institutional Shares	5
Internal servicing expense - Service Shares	5
Shareholder reports expense	30
Transfer agent fees and expenses	6
Registration fees	24
Custodian fees	21
Professional fees	54
Non-interested Trustees’ fees and expenses	21
Fund administration fees	100
Distribution fees and shareholder servicing fees - Service Shares	1,333
Other expenses	209
Total Expenses	7,542
Expense and Fee Offset	–
Net Expenses	7,542
Net Investment Income	22,073
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(1)	172,588
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(25,233)
Net Gain on Investments	147,355
Net Increase in Net Assets Resulting from Operations	$169,428

(1)	Includes $111,955,199 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2012.

See Notes to Financial Statements.

18 | DECEMBER 31, 2012

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$22,073	$39,977
Net realized gain from investment and foreign currency transactions	172,588	61,283
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(25,233)	(74,792)
Net Increase in Net Assets Resulting from Operations	169,428	26,468
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,496)	(21,822)
Service Shares	(12,378)	(16,853)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(32,321)	(47,125)
Service Shares	(33,711)	(38,544)
Net Decrease from Dividends and Distributions	(90,906)	(124,344)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,439	28,932
Service Shares	73,716	136,359
Reinvested Dividends and Distributions
Institutional Shares	44,817	68,947
Service Shares	46,089	55,397
Shares Repurchased
Institutional Shares(1)	(512,164)	(157,227)
Service Shares(1)	(424,662)	(148,066)
Net Decrease from Capital Share Transactions	(754,765)	(15,658)
Net Decrease in Net Assets	(676,243)	(113,534)
Net Assets:
Beginning of period	1,606,654	1,720,188
End of period	$930,411	$1,606,654

Undistributed Net Investment Income*	$6,161	$7,984

*	See Note 5 in Notes to Financial Statements.
(1)	During the fiscal year ended December 31, 2012, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $723,952,515 and $12,910,862, respectively, at the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series | 19

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended	Janus Aspen Balanced Portfolio
December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$26.62	$28.30	$26.88	$22.90	$30.04
Income from Investment Operations:
Net investment income	1.14	0.73	0.81	0.78	0.81
Net gain/(loss) on investments (both realized and unrealized)	2.30	(0.22)	1.39	4.91	(5.23)
Total from Investment Operations	3.44	0.51	2.20	5.69	(4.42)
Less Distributions:
Dividends (from net investment income)*	(0.80)	(0.69)	(0.78)	(0.75)	(0.74)
Distributions (from capital gains)*	(2.09)	(1.50)	–	(0.96)	(1.98)
Total Distributions	(2.89)	(2.19)	(0.78)	(1.71)	(2.72)
Net Asset Value, End of Period	$27.17	$26.62	$28.30	$26.88	$22.90
Total Return	13.66%	1.60%	8.39%	25.89%	(15.81)%
Net Assets, End of Period (in thousands)	$435,689	$843,446	$955,585	$1,020,287	$926,938
Average Net Assets for the Period (in thousands)	$509,335	$906,725	$970,582	$946,559	$1,150,680
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.60%	0.57%	0.58%	0.57%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.60%	0.57%	0.58%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.23%	2.50%	2.74%	3.03%	2.77%
Portfolio Turnover Rate	77%	108%	90%	169%	120%

Service Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$27.74	$29.42	$27.93	$23.76	$31.07
Income from Investment Operations:
Net investment income	0.57	0.66	0.71	0.73	0.72
Net gain/(loss) on investments (both realized and unrealized)	2.94	(0.20)	1.51	5.11	(5.37)
Total from Investment Operations	3.51	0.46	2.22	5.84	(4.65)
Less Distributions:
Dividends (from net investment income)*	(0.74)	(0.64)	(0.73)	(0.71)	(0.68)
Distributions (from capital gains)*	(2.09)	(1.50)	–	(0.96)	(1.98)
Total Distributions	(2.83)	(2.14)	(0.73)	(1.67)	(2.66)
Net Asset Value, End of Period	$28.42	$27.74	$29.42	$27.93	$23.76
Total Return	13.37%	1.35%	8.12%	25.53%	(16.00)%
Net Assets, End of Period (in thousands)	$494,722	$763,208	$764,603	$666,112	$479,208
Average Net Assets for the Period (in thousands)	$533,254	$770,420	$705,784	$554,206	$542,837
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.85%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.85%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.25%	2.49%	2.77%	2.53%
Portfolio Turnover Rate	77%	108%	90%	169%	120%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2012 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$64,668,078	7.0%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$12,824,398	$–

Bank Loans	–	3,744,641	–

Common Stock
Agricultural Chemicals	–	5,136,214	–
Beverages – Wine and Spirits	–	3,797,829	–
Commercial Banks	10,804,710	6,890,659	–
Life and Health Insurance	–	4,928,108	–
Medical – Drugs	27,213,439	7,278,072	–
All Other	464,481,215	–	–

Corporate Bonds	–	264,789,277	–

Mortgage-Backed Securities	–	65,351,534	–

Preferred Stock	–	4,046,876	–

Janus Aspen Series | 21

Notes to Schedule of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

U.S. Treasury Notes/Bonds	–	44,933,989	–

Money Market	–	12,379,697	–

Total Investments in Securities	$502,499,364	$436,101,294	$–

Other Financial Instruments(b):	$–	$(132,336)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$42,336,010

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2012.

22 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 23

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

24 | DECEMBER 31, 2012

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Balanced Portfolio	$18,551,634

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

26 | DECEMBER 31, 2012

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts		$–	Forward currency contracts	$132,336

Total		$–		$132,336

Janus Aspen Series | 27

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(356,109)	$(356,109)

Total	$–	$–	$–	$(356,109)	$(356,109)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(267,884)	$(267,884)

Total	$–	$–	$–	$(267,884)	$(267,884)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

28 | DECEMBER 31, 2012

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2012 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$2,431,726	0.0000% - 5.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

Janus Aspen Series | 29

Notes to Financial Statements (continued)

conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the

30 | DECEMBER 31, 2012

event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Aspen Series | 31

Notes to Financial Statements (continued)

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

32 | DECEMBER 31, 2012

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$389,958,073	$(387,101,669)	$18,573	$12,379,697

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Balanced Portfolio	$13,453,567	$48,577,663	$–	$–	$–	$(18,105)	$133,091,182

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$805,509,476	$140,208,175	$(7,116,993)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$24,834,510	$66,071,061	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$41,883,451	$82,460,474	$–	$–

Janus Aspen Series | 33

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	630	1,022
Reinvested dividends and distributions	1,745	2,492
Shares repurchased	(18,021)	(5,597)
Net Increase/(Decrease) in Portfolio Shares	(15,646)	(2,083)
Shares Outstanding, Beginning of Period	31,681	33,764
Shares Outstanding, End of Period	16,035	31,681
Transactions in Portfolio Shares – Service Shares
Shares sold	2,562	4,687
Reinvested dividends and distributions	1,717	1,921
Shares repurchased	(14,382)	(5,084)
Net Increase/(Decrease) in Portfolio Shares	(10,103)	1,524
Shares Outstanding, Beginning of Period	27,513	25,989
Shares Outstanding, End of Period	17,410	27,513

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$565,972,269	$621,237,492	$238,481,642	$265,628,293

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

34 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

36 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

38 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

40 | DECEMBER 31, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

Janus Aspen Series | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$66,071,061

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	38%

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

44 | DECEMBER 31, 2012

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

Term of Office* and
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32246	109-02-81113 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with sustainable growth and high return on investable capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended December 31, 2012, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 17.29% and 16.99%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 15.81% for the same period.

Investment Environment

Equity markets enjoyed strong gains for the year, but had some volatile bumps along the way. The threat of a Greek exit from the euro zone, fears over the health of Spanish banks and weak economic data in the U.S. and China all weighed on market sentiment in the second quarter. Election considerations and concerns about the U.S. fiscal cliff caused more volatility toward the end of the year. During volatile periods, we tried to tune out near-term issues and maintain our focus on finding companies with more steady and predictable revenue streams.

Performance Discussion

For the year, the Portfolio outperformed its benchmark, the Russell Midcap Growth Index. We tend to favor companies with more predictable business models, stable revenue streams and strong competitive positioning that allows the companies to take market share and grow even against a difficult economic backdrop. The stability of these companies gives the Portfolio the potential to outperform its benchmark when the market is flat or down. That played out this year, as the Portfolio outperformed its benchmark in the second and fourth quarters when there were generally more macroeconomic concerns.

Our holdings in the information technology, telecommunication services and industrials sectors were the largest contributors to relative outperformance. Our holdings in the materials, financials and consumer discretionary sectors detracted from relative performance. Within the information technology sector, some of our top contributors to performance were tech hardware companies that we feel have either a competitive advantage or a growing end market for their products. Amphenol, for example, was one of the top contributors to the Portfolio’s performance. We believe the company has a history of producing low-cost, uniquely designed electrical and fiber optic connectors, which are used in end products like computers and automobiles. Once the connectors are included in the design of a new product, they are unlikely to be replaced. We believe this creates a steady, recurring revenue stream for the company. Another top contributor was ASML Holding. The company supplies photolithography equipment to the semiconductor industry. We believe ASML is a leader with a strong competitive advantage in the lithography piece of semiconductor capital equipment.

Outside of the technology sector, some of the other top contributors to the Portfolio’s performance this year demonstrate the characteristics we look for in companies, in terms of predictable business models or stable revenue streams. Crown Castle is one of our largest positions in the portfolio and was our top contributor to performance. The company leases spectrum space on its cellular towers to mobile carriers. These rental contracts usually involve 10-year agreements or longer, which strive to achieve a predictable, long-term recurring revenue stream. Meanwhile, we think Crown Castle is also poised for long-term growth as mobile carriers rent more tower space to keep up with the growth in mobile data transmission.

In the sectors where our holdings detracted from performance, the underperformance was generally due to one or two names within the sector. In the materials sector, a potash supplier detracted from performance. The company suffered in 2012 due to lower demand for potash because of droughts in the U.S., and lower subsidies for potash in India. The decrease in demand lowered potash prices, which crimped margins for the company. We still like the long-term outlook for the company. Potash supply is concentrated in relatively few hands, and the difficulty in producing potash creates a significant barrier to entry. Meanwhile, we foresee record corn crops next year. Corn crops require more potash than

2 | DECEMBER 31, 2012

(unaudited)

most other crops, so this development could increase potash demand.

Within the financial sector, our overall returns were positive, but our investment in MSCI was a drag on performance. MSCI is a provider of investment indices and portfolio risk and performance analytics tools. The company was negatively impacted late in the year when one of its large asset management clients announced it would switch to a different benchmark for its investment products. We believe that other asset management firms will continue to use MSCI benchmarks, however, as we believe their end customers prefer the MSCI benchmarks. We also believe the company will benefit from growing demand for its risk management services as well as the continued move toward passive investment strategies.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Contributors

Crown Castle was our top individual contributor. We believe key leverage points for this owner of wireless towers continue to be in place. The company maintains a predictable, long-term contract-driven revenue base, which remains attractive to us. The firm has benefited from growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks to meet the growing demand for data transmission.

Verisk Analytics was another contributor. This risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies as well as predictive analytics to help underwriters better model their risks. We like the company for its high operating margins, recurring revenues, pricing power, growth potential and management team.

Amphenol Corp. also performed well. We favor the maker of electrical and fiber optic connectors for its competitive position. The company has historically produced relatively low-cost, uniquely-designed products that are unlikely to be replaced once they are included in an end product (autos, computers etc.). The business model has enabled the company to grow with good margins; the company has also served a diversified base of customers, so it has not been too heavily exposed to any one sector or industry.

Detractors

Atmel Corp. was our leading detractor from performance. Competition for its touch-screen business intensified this year. However, we believe that the semiconductor company can benefit from long-term growth in tablets and mobile phones and a strong micro-controller business.

Ultra Petroleum was another leading detractor. We like this natural gas exploration and production company because it is a low-cost producer. We think the company can weather the current cycle of low natural gas prices.

Arcos Dorados Holdings was another leading detractor. This franchisee for McDonald’s has franchise rights in a number of Latin American countries. However, the expansion of franchises in some of those countries has been slow. We sold out of the position to pursue other companies with more attractive risk/reward profiles.

Outlook

Developing a more comprehensive plan for deficit reduction in the U.S. is still incredibly important for both the economy and equity performance over the long term. In the near term, however, we still see attractive potential for midcap growth equities. We think valuations remain undemanding relative to the quality of many of these businesses. Meanwhile, ingenuity and innovation are driving growth for many of the companies we invest in, which means they are not solely dependent on a strong macroeconomic environment to thrive.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	2.39%
Verisk Analytics, Inc. – Class A	0.99%
Amphenol Corp. – Class A	0.98%
TransDigm Group, Inc.	0.75%
ASML Holding N.V. (U.S. Shares)	0.67%

5 Bottom Performers – Holdings

Contribution

Atmel Corp.	–0.38%
Ultra Petroleum Corp. (U.S. Shares)	–0.24%
Arcos Dorados Holdings, Inc. – Class A	–0.20%
MSCI, Inc.	–0.17%
Electronic Arts, Inc.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.74%	29.88%	17.78%
Telecommunication Services	1.49%	4.40%	1.73%
Industrials	0.77%	24.26%	14.88%
Energy	0.62%	5.36%	7.06%
Consumer Staples	0.62%	0.88%	7.04%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Materials	–1.07%	2.73%	7.44%
Financials	–0.90%	5.83%	7.12%
Consumer Discretionary	–0.69%	5.26%	23.07%
Health Care	–0.33%	19.17%	13.38%
Other**	–0.12%	2.23%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Crown Castle International Corp. Wireless Equipment	3.7%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.3%
Varian Medical Systems, Inc. Medical Products	3.0%
Verisk Analytics, Inc. – Class A Consulting Services	2.9%
Solera Holdings, Inc. Transactional Software	2.9%

15.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	17.29%	3.47%	11.66%	9.51%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	16.99%	3.21%	11.38%	9.23%	0.94%

Russell Midcap® Growth Index	15.81%	3.23%	10.32%	8.47%

Lipper Quartile – Institutional Shares	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	33/103	18/85	5/68	2/8

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

6 | DECEMBER 31, 2012

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,082.70	$3.56

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,081.10	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72

†	Expenses are equal to the net annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Common Stock – 96.8%
Advertising Agencies – 1.0%
109,530	Omnicom Group, Inc.	$5,472,119
Advertising Sales – 0.6%
84,361	Lamar Advertising Co. – Class A*	3,268,989
Aerospace and Defense – 1.5%
60,175	TransDigm Group, Inc.	8,205,463
Aerospace and Defense – Equipment – 1.9%
324,506	HEICO Corp. – Class A	10,377,702
Agricultural Chemicals – 1.8%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	10,148,900
Airlines – 1.5%
235,403	Ryanair Holdings PLC (ADR)**	8,069,615
Applications Software – 1.1%
98,057	Intuit, Inc.	5,834,391
Auction House – Art Dealer – 0.7%
197,076	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	4,116,918
Automotive – Truck Parts and Equipment – Original – 0.6%
48,898	WABCO Holdings, Inc.*	3,187,661
Broadcast Services and Programming – 0.7%
69,050	Discovery Communications, Inc. – Class C*	4,039,425
Commercial Services – 0.6%
40,357	CoStar Group, Inc.*	3,606,705
Commercial Services – Finance – 1.4%
173,165	Global Payments, Inc.	7,844,374
Computer Aided Design – 0.6%
48,765	ANSYS, Inc.*	3,283,835
Computers – 0.5%
4,871	Apple, Inc.	2,596,389
Computers – Integrated Systems – 1.1%
156,635	Jack Henry & Associates, Inc.	6,149,490
Consulting Services – 5.0%
249,678	Gartner, Inc.*	11,490,182
321,645	Verisk Analytics, Inc. – Class A*,**	16,403,895
		27,894,077
Containers – Metal and Glass – 0.7%
87,882	Ball Corp.	3,932,719
Decision Support Software – 2.4%
435,975	MSCI, Inc.*	13,510,865
Diagnostic Kits – 0.7%
41,336	IDEXX Laboratories, Inc.*	3,835,981
Distribution/Wholesale – 4.4%
82,537	Fastenal Co.	3,853,652
7,049,720	Li & Fung, Ltd.	12,665,248
39,305	W.W. Grainger, Inc.	7,954,153
		24,473,053
Electric Products – Miscellaneous – 1.2%
180,377	AMETEK, Inc.	6,776,764
Electronic Components – Miscellaneous – 3.1%
638,200	Flextronics International, Ltd.*	3,963,222
351,875	TE Connectivity, Ltd. (U.S. Shares)	13,061,600
		17,024,822
Electronic Components – Semiconductors – 3.4%
1,316,106	ON Semiconductor Corp.*	9,278,547
272,677	Xilinx, Inc.	9,789,105
		19,067,652
Electronic Connectors – 2.5%
210,274	Amphenol Corp. – Class A	13,604,728
Electronic Design Automation – 0.6%
259,450	Cadence Design Systems, Inc.*	3,505,170
Electronic Forms – 0.5%
78,721	Adobe Systems, Inc.*	2,966,207
Entertainment Software – 0.4%
144,545	Electronic Arts, Inc.*	2,100,239
Finance – Investment Bankers/Brokers – 0.8%
150,038	LPL Financial Holdings, Inc.	4,225,070
Footwear and Related Apparel – 0.7%
100,695	Wolverine World Wide, Inc.	4,126,481
Instruments – Controls – 3.3%
28,010	Mettler-Toledo International, Inc.*	5,414,333
403,797	Sensata Technologies Holding N.V.*,**	13,115,327
		18,529,660
Instruments – Scientific – 1.6%
46,346	Thermo Fisher Scientific, Inc.	2,955,948
68,245	Waters Corp.*	5,945,504
		8,901,452
Insurance Brokers – 1.1%
111,680	Aon PLC	6,209,408
Investment Management and Advisory Services – 1.4%
116,556	T. Rowe Price Group, Inc.	7,591,292
Machinery – General Industrial – 1.3%
64,844	Roper Industries, Inc.	7,228,809
Medical – Biomedical and Genetic – 2.7%
88,230	Celgene Corp.*	6,945,465
213,575	Incyte Corp., Ltd.*	3,547,481
38,021	Life Technologies Corp.*	1,866,071
58,616	Vertex Pharmaceuticals, Inc.*	2,458,355
		14,817,372
Medical – Drugs – 1.6%
59,476	Medivation, Inc.*	3,042,792
95,626	Valeant Pharmaceuticals International, Inc. (U.S. Shares)**	5,715,566
		8,758,358
Medical – Generic Drugs – 0.4%
114,010	Impax Laboratories, Inc.*	2,336,065
Medical Information Systems – 1.7%
124,867	athenahealth, Inc.*	9,171,481
Medical Instruments – 2.8%
318,780	St. Jude Medical, Inc.	11,520,709
60,786	Techne Corp.	4,154,115
		15,674,824
Medical Products – 4.9%
126,105	Henry Schein, Inc.*	10,146,408
238,970	Varian Medical Systems, Inc.*	16,785,253
		26,931,661

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares		Value

Metal Processors and Fabricators – 1.7%
48,865	Precision Castparts Corp.	$9,256,008
Multimedia – 0.6%
38,080	FactSet Research Systems, Inc.	3,353,325
Oil Companies – Exploration and Production – 0.3%
103,760	Ultra Petroleum Corp. (U.S. Shares)*,**	1,881,169
Oil Field Machinery and Equipment – 3.3%
321,355	Dresser-Rand Group, Inc.*	18,040,870
Patient Monitoring Equipment – 1.1%
291,291	Masimo Corp.	6,120,024
Printing – Commercial – 1.9%
321,535	VistaPrint N.V. (U.S. Shares)*,**	10,565,640
Retail – Catalog Shopping – 1.3%
94,045	MSC Industrial Direct Co., Inc. – Class A	7,089,112
Retail – Petroleum Products – 1.4%
189,480	World Fuel Services Corp.	7,800,892
Semiconductor Components/Integrated Circuits – 1.8%
1,512,093	Atmel Corp.*	9,904,209
Semiconductor Equipment – 2.2%
85,806	ASML Holding N.V. (U.S. Shares)**	5,526,765
144,740	KLA-Tencor Corp.	6,912,782
		12,439,547
Telecommunication Services – 2.4%
392,514	Amdocs, Ltd. (U.S. Shares)	13,341,551
Transactional Software – 2.9%
305,340	Solera Holdings, Inc.	16,326,530
Transportation – Railroad – 0.8%
46,260	Canadian Pacific Railway, Ltd. (U.S. Shares)**	4,700,941
Transportation – Services – 3.3%
145,855	C.H. Robinson Worldwide, Inc.	9,220,953
227,666	Expeditors International of Washington, Inc.	9,004,190
		18,225,143
Transportation – Truck – 1.4%
148,340	Landstar System, Inc.	7,781,916
Vitamins and Nutrition Products – 0.8%
64,285	Mead Johnson Nutrition Co.	4,235,739
Wireless Equipment – 4.8%
285,180	Crown Castle International Corp.*	20,578,589
103,820	Motorola Solutions, Inc.	5,780,697
		26,359,286

Total Common Stock (cost $358,253,504)		536,818,088

Money Market – 2.3%
12,610,597	Janus Cash Liquidity Fund LLC, 0% (cost $12,610,597)	12,610,597

Total Investments (total cost $370,864,101) – 99.1%		549,428,685

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		5,241,390

Net Assets – 100%		$554,670,075

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$12,665,248	2.3%
Canada	26,563,494	4.9%
Guernsey	13,341,551	2.4%
Ireland	8,069,615	1.5%
Netherlands	29,207,732	5.3%
Singapore	3,963,222	0.7%
Switzerland	13,061,600	2.4%
United Kingdom	6,209,408	1.1%
United States††	436,346,815	79.4%

Total	$549,428,685	100.0%

††	Includes Cash Equivalents of 2.3%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC:
Canadian Dollar 1/10/13	3,850,000	$3,871,059	$(28,360)
Euro 1/10/13	1,270,000	1,676,258	(60,843)

		5,547,317	(89,203)

HSBC Securities (USA), Inc.: Euro 2/14/13	2,840,000	3,749,670	(14,658)

JPMorgan Chase & Co.: Euro 1/24/13	1,655,000	2,184,703	(22,264)

Total		$11,481,690	$(126,125)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$370,864
Unaffiliated investments at value	$536,818
Affiliated investments at value	12,611
Receivables:
Portfolio shares sold	6,019
Dividends	928
Non-interested Trustees’ deferred compensation	9
Other assets	7
Total Assets	556,392
Liabilities:
Payables:
Due to custodian	692
Investments purchased	2
Portfolio shares repurchased	498
Advisory fees	295
Fund administration fees	5
Internal servicing cost	1
Distribution fees and shareholder servicing fees	43
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	47
Forward currency contracts	126
Total Liabilities	1,722
Net Assets	$554,670
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$385,235
Undistributed net investment income*	2,355
Undistributed net realized loss from investment and foreign currency transactions*	(11,358)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	178,438
Total Net Assets	$554,670
Net Assets - Institutional Shares	$341,699
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,633
Net Asset Value Per Share	$44.77
Net Assets - Service Shares	$212,971
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,932
Net Asset Value Per Share	$43.18

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	6,685
Dividends from affiliates	19
Other Income	–
Foreign tax withheld	(69)
Total Investment Income	6,635
Expenses:
Advisory fees	3,521
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	2
Shareholder reports expense	59
Transfer agent fees and expenses	3
Registration fees	24
Custodian fees	20
Professional fees	25
Non-interested Trustees’ fees and expenses	13
Fund administration fees	54
Distribution fees and shareholder servicing fees - Service Shares	515
Other expenses	48
Total Expenses	4,287
Expense and Fee Offset	–
Net Expenses	4,287
Net Investment Income	2,348
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	56,095
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,793
Net Gain on Investments	82,888
Net Increase in Net Assets Resulting from Operations	$85,236

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income/(loss)	$2,348	$(1,532)
Net realized gain from investment and foreign currency transactions	56,095	71,363
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,793	(77,813)
Net Increase/(Decrease) in Net Assets Resulting from Operations	85,236	(7,982)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	18,805	24,842
Service Shares	44,824	29,343
Shares Repurchased
Institutional Shares	(64,792)	(81,800)
Service Shares	(53,285)	(78,777)
Net Decrease from Capital Share Transactions	(54,448)	(106,392)
Net Increase/(Decrease) in Net Assets	30,788	(114,374)
Net Assets:
Beginning of period	523,882	638,256
End of period	$554,670	$523,882

Undistributed Net Investment Income/(Loss)*	$2,355	$(15)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$38.17	$38.72	$30.79	$21.26	$39.96
Income from Investment Operations:
Net investment income	0.30	0.10	0.09	0.05	0.13
Net gain/(loss) on investments (both realized and unrealized)	6.30	(0.65)	7.86	9.48	(16.82)
Total from Investment Operations	6.60	(0.55)	7.95	9.53	(16.69)
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	(0.08)
Distributions (from capital gains)*	–	–	–	–	(1.93)
Total Distributions	–	–	(0.02)	–	(2.01)
Net Asset Value, End of Period	$44.77	$38.17	$38.72	$30.79	$21.26
Total Return	17.29%	(1.42)%	25.85%	44.83%	(43.75)%
Net Assets, End of Period (in thousands)	$341,699	$333,094	$394,500	$371,092	$279,088
Average Net Assets for the Period (in thousands)	$344,014	$367,307	$359,669	$311,752	$453,662
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.69%	0.68%	0.68%	0.70%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.69%	0.68%	0.68%	0.70%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.52%	(0.17)%	(0.01)%	0.02%	0.32%
Portfolio Turnover Rate	15%	15%	24%	36%	60%

Service Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$36.91	$37.53	$29.90	$20.70	$38.97
Income from Investment Operations:
Net investment income/(loss)	0.09	(0.17)	(0.10)	(0.09)	0.02
Net gain/(loss) on investments (both realized and unrealized)	6.18	(0.45)	7.73	9.29	(16.34)
Total from Investment Operations	6.27	(0.62)	7.63	9.20	(16.32)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	(1.93)
Total Distributions	–	–	–	–	(1.95)
Net Asset Value, End of Period	$43.18	$36.91	$37.53	$29.90	$20.70
Total Return	16.99%	(1.65)%	25.52%	44.44%	(43.88)%
Net Assets, End of Period (in thousands)	$212,971	$190,788	$243,756	$221,824	$186,105
Average Net Assets for the Period (in thousands)	$206,153	$223,285	$220,145	$196,683	$300,898
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.94%	0.93%	0.93%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.94%	0.93%	0.93%	0.95%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.28%	(0.41)%	(0.26)%	(0.25)%	0.07%
Portfolio Turnover Rate	15%	15%	24%	36%	60%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$8,069,615	$–
Distribution/Wholesale	11,807,805	12,665,248	–
All Other	504,275,420	–	–

Money Market	–	12,610,597	–

Total Investments in Securities	$516,083,225	$33,345,460	$–

Other Financial Instruments(b):	$–	$(126,125)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$72,000,839

14 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | DECEMBER 31, 2012

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Enterprise Portfolio	$13,053,188

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies

18 | DECEMBER 31, 2012

will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts			Forward currency contracts	$126,125

Total				$126,125

Janus Aspen Series | 19

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$53,422	$53,422

Total	$–	$–	$–	$53,422	$53,422

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(284,970)	$(284,970)

Total	$–	$–	$–	$(284,970)	$(284,970)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect

20 | DECEMBER 31, 2012

the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the

Janus Aspen Series | 21

Notes to Financial Statements (continued)

account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$111,696,727	$(109,302,000)	$19,201	$12,610,597

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

22 | DECEMBER 31, 2012

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Enterprise Portfolio	$2,364,186	$–	$(11,277,505)	$–	$–	$(8,896)	$178,357,373

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Enterprise Portfolio	$(11,277,505)	$(11,277,505)

During the fiscal year ended December 31, 2012, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Enterprise Portfolio	$55,802,620

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio	$371,071,312	$187,778,218	$(9,420,845)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$–	$–	$–	$(1,535,976)

Janus Aspen Series | 23

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	446	624
Reinvested dividends and distributions	–	–
Shares repurchased	(1,540)	(2,086)
Net Increase/(Decrease) in Portfolio Shares	(1,094)	(1,462)
Shares Outstanding, Beginning of Period	8,727	10,189
Shares Outstanding, End of Period	7,633	8,727
Transactions in Portfolio Shares – Service Shares
Shares sold	1,076	761
Reinvested dividends and distributions	–	–
Shares repurchased	(1,313)	(2,087)
Net Increase/(Decrease) in Portfolio Shares	(237)	(1,326)
Shares Outstanding, Beginning of Period	5,169	6,495
Shares Outstanding, End of Period	4,932	5,169

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$79,482,557	$140,270,614	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

26 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

28 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

30 | DECEMBER 31, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 33

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

34 | DECEMBER 31, 2012

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Accounts. Formerly, Analyst (1999-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 35

Notes

36 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32247	109-02-81116 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Investment Philosophy
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the 12-month period ended December 31, 2012, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 8.34% and 8.09%, respectively, compared with a 4.21% return for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

Investment Environment

Corporate credit markets rallied in 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. A low-interest-rate environment continued to drive investors into higher-yielding risk assets including corporate credit and mortgage-backed securities (MBS). U.S. Treasury bonds fluctuated throughout the year along with investors’ appetite for risk, ending the period little changed, albeit with a slight rise in long-term rates and modest decline in 5- and 10-year rates.

Performance Discussion

The Portfolio outperformed its benchmark during the period. Our overweight allocation to, and security selection within, corporate credit were the greatest drivers of outperformance during the period. Our underweight to U.S. Treasury securities was beneficial, as was our underweight to and security selection within MBS. Security selection in commercial mortgage-backed securities (CMBS) also was beneficial.

From a credit sector standpoint, contributors were led by real estate investment trusts (REITs), non-captive diversified financial companies and life insurers. Detractors were led by metals and mining, property and casualty insurers and health insurance companies.

Among individual credit names, American International Group (AIG) was the top driver of outperformance. In December, once-embattled AIG finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected in 2012.

Our underweight to Wells Fargo was among the top detractors. The bank’s credit curve tightened in tandem with other names in the banking sector as a result of improved credit, capital and liquidity, and our underweight affected relative performance.

Our MBS security selection – in particular, our preference for prepayment-protected securities – and our underweight allocation contributed to positive return from this asset class. While the MBS market was supported by the Fed’s open-ended, $40-billion-per-month MBS purchase program announced in September, investors worried that the acting director of the Federal Housing Finance Agency (FHFA) could be replaced by someone who would encourage greater mortgage refinancing.

Yields on 30-year U.S. Treasury bonds rose slightly as signs of improvement in the U.S. economy, including a declining unemployment rate, and the Fed’s zero-interest-rate policy pushed investors out of Treasury securities. Our underweight allocation contributed to outperformance versus the benchmark.

Outlook

We believe that interest rates may pose the greatest risk for fixed income investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell-off in risk assets including corporate credit.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, many investors have participated in the rally over the past three years, and current valuations make it difficult to find return opportunities

2 | DECEMBER 31, 2012

(unaudited)

similar to the ones we have experienced previously. We also have seen an increase in shareholder-friendly activity, including special dividends and dividend increases, which can be negative for bondholders.

With credit spreads tight and certain fundamentals appearing to weaken, we believe we are entering a period in which downside risk must be the focus. We currently are seeking to limit long-duration credit exposure in anticipation of a potential steady rise in long-term interest rates. If we perceive risk of a sudden rate increase, we are prepared to employ more aggressive tools to seek to preserve capital, including shortening portfolio duration and selling Treasury futures in accounts where this is permitted.

However, we continue to believe that security selection ultimately will drive outcomes in the credit markets. We see opportunities in credit sectors including financials and energy. We also have sharpened our focus on structured products, such as commercial mortgage-backed securities (CMBS), anticipating some bargains as tighter regulations force banks to pare some of these assets from their portfolios. We continue to view MBS as an attractive alternative source of spread over Treasuries, particularly given the Federal Reserve’s ongoing MBS purchase program and the low level of net new supply.

Top Credit Contributors

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

General Electric Capital:  GE has been executing on its balance sheet transformation, improving its funding model, quality of assets and capital levels while paying down debt. Over the long term we like GE Capital’s focus on mid-market commercial lending, as this typically represents one of the first areas of loan growth in a recovering economy.

United Technologies:  United Technologies is a large diversified multi-industry industrial with positions in the aerospace, HVAC, security and fire, elevator, and construction industries. In 2012, the company closed a transformational acquisition of Goodrich Corp., which increased its exposure to the aerospace industry. We expect the company’s management team to be focused on deleveraging the balance sheet over a multi-year period through free-cash-flow generation and asset sales. We exited the position during the period.

Top Credit Detractors

Wells Fargo:  Wells Fargo is one of the largest national banks, with a stronger presence in retail banking than many of its closest competitors. Wells Fargo’s primary competitive advantage is the depth of its retail deposit base, which has afforded it lower costs of funding and therefore a higher net interest margin.

ArcelorMittal:  ArcelorMittal is a steel company. Declining manufacturing activity in China and economic weakness in Europe have created headwinds for ArcelorMittal. Bonds were downgraded to speculative-grade status in August 2012 by Standard & Poor’s, and eventually downgraded at Moody’s and Fitch.

Tyco Electronics:  Tyco, the world’s largest electronic connector company, plays an important role in the technology supply chain. This sub-sector is driven by some of the same dynamics as semiconductors, but has more attractive industry dynamics and lower competitive intensity, in our opinion.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Flexible Bond Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2012

Weighted Average Maturity	7.4 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.25%
With Reimbursement	2.24%
Service Shares
Without Reimbursement	1.99%
With Reimbursement	2.00%
Number of Bonds/Notes	352

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Investment Securities)
December 31, 2012

AAA	0.6%
AA	42.4%
A	11.0%
BBB	30.0%
BB	12.2%
B	0.7%
Other	3.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.8% of total net assets.

4 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	8.34%	8.43%	6.55%	7.43%	0.58%	0.55%

Janus Aspen Flexible Bond Portfolio – Service Shares	8.09%	8.15%	6.29%	7.21%	0.83%	0.80%

Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.04%

Lipper Quartile – Institutional Shares	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	26/99	2/81	7/59	1/16

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,032.80	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,031.70	$4.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.06

†	Expenses are equal to the net annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2012

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.9%
$610,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$616,418
227,000	Banc of America Large Loan Trust 1.3080%, 8/15/29 (144A),‡	218,054
4,993,040	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	4,982,749
737,000	BB-UBS Trust 3.4684%, 6/5/20	699,425
993,552	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	1,021,122
433,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27‡	447,812
653,000	FREMF Mortgage Trust 2.8120%, 5/25/19 (144A),‡	656,770
577,000	FREMF Mortgage Trust 4.5717%, 1/25/21 (144A),‡	617,974
368,000	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	408,695
661,000	FREMF Mortgage Trust 4.9321%, 7/25/21 (144A),‡	732,503
371,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	395,666
382,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	388,044
1,816,000	GS Mortgage Securities Corp. II 3.5510%, 4/10/34 (144A),‡	1,961,698
584,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	672,074
566,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	583,094
546,000	Santander Drive Auto Receivables Trust 2.5200%, 10/15/18	545,711

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $14,358,819)		14,947,809

Bank Loans – 0.8%
Casino Hotels – 0.4%
1,901,000	MGM Resorts International 4.2500%, 12/20/19‡	1,919,535
Electric – Generation – 0.1%
647,605	AES Corp. 4.2500%, 6/1/18‡	653,977
Metal – Iron – 0.1%
829,920	Fortescue Metals Group, Ltd. 5.2500%, 10/18/17‡	836,144
Pharmaceuticals – 0.2%
945,600	Quintiles Transnational Corp. 0%, 6/8/18(a),‡	946,196

Total Bank Loans (cost $4,304,129)		4,355,852

Corporate Bonds – 53.2%
Advertising Services – 0.2%
522,000	WPP Finance 2010 4.7500%, 11/21/21	565,376
443,000	WPP Finance 2010 3.6250%, 9/7/22	440,638
		1,006,014
Aerospace and Defense – Equipment – 0.4%
1,143,000	Exelis, Inc. 4.2500%, 10/1/16	1,204,985
492,000	Exelis, Inc. 5.5500%, 10/1/21	536,920
363,000	TransDigm, Inc. 7.7500%, 12/15/18	401,569
		2,143,474
Agricultural Chemicals – 0.9%
1,832,000	CF Industries, Inc. 6.8750%, 5/1/18	2,237,995
1,897,000	CF Industries, Inc. 7.1250%, 5/1/20	2,387,447
		4,625,442
Airlines – 0.3%
337,000	Southwest Airlines Co. 5.2500%, 10/1/14	358,665
927,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,025,817
		1,384,482
Brewery – 0.8%
821,000	Heineken N.V. 1.4000%, 10/1/17 (144A)	818,521
1,246,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	1,298,824
1,606,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	1,734,209
		3,851,554
Broadcast Services and Programming – 0.3%
1,500,000	A&E Communications – Private Placement 3.6300%, 8/22/22	1,524,390
Building – Residential and Commercial – 0.3%
595,000	D.R. Horton, Inc. 4.7500%, 5/15/17	632,188
438,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	468,732
417,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	473,019
		1,573,939
Building Products – Cement and Aggregate – 0.2%
1,053,000	Hanson, Ltd. 6.1250%, 8/15/16	1,155,667
Casino Hotels – 0.3%
540,000	MGM Resorts International 6.6250%, 7/15/15	579,150
686,000	MGM Resorts International 7.5000%, 6/1/16	735,735
		1,314,885
Chemicals – Diversified – 0.6%
2,012,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	2,223,260
655,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21	767,987
		2,991,247

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Chemicals – Specialty – 0.5%
$1,142,000	Ecolab, Inc. 3.0000%, 12/8/16	$1,213,619
1,215,000	Ecolab, Inc. 4.3500%, 12/8/21	1,356,160
		2,569,779
Coatings and Paint Products – 0.4%
1,893,000	Valspar Corp. 4.2000%, 1/15/22	2,067,909
Commercial Banks – 2.2%
1,340,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	1,386,900
1,921,000	CIT Group, Inc. 4.2500%, 8/15/17	1,978,134
1,656,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,805,040
1,086,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,210,280
1,478,000	SVB Financial Group 5.3750%, 9/15/20	1,658,680
2,016,000	Zions Bancorp 7.7500%, 9/23/14	2,201,785
946,000	Zions Bancorp 4.5000%, 3/27/17	988,334
		11,229,153
Computer Aided Design – 0.3%
1,591,000	Autodesk, Inc. 3.6000%, 12/15/22	1,598,016
Computers – Memory Devices – 0.2%
960,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	1,033,200
Consulting Services – 1.3%
927,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	993,378
3,691,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,136,304
1,657,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,696,730
		6,826,412
Containers – Metal and Glass – 0.1%
305,000	Ball Corp. 7.1250%, 9/1/16	326,350
Containers – Paper and Plastic – 0.5%
579,000	Packaging Corp. of America 3.9000%, 6/15/22	599,584
382,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	412,131
1,002,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	1,082,846
552,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	560,772
		2,655,333
Data Processing and Management – 0.3%
987,000	Fiserv, Inc. 3.1250%, 10/1/15	1,034,823
490,000	Fiserv, Inc. 3.1250%, 6/15/16	514,731
		1,549,554
Diversified Banking Institutions – 4.2%
260,000	Bank of America Corp. 4.5000%, 4/1/15	277,141
1,787,000	Bank of America Corp. 1.5000%, 10/9/15	1,796,137
1,115,000	Bank of America Corp. 3.6250%, 3/17/16	1,181,451
1,325,000	Bank of America Corp. 3.7500%, 7/12/16	1,416,328
1,559,000	Bank of America Corp. 8.0000%, 7/30/99‡	1,724,379
639,000	Citigroup, Inc. 5.0000%, 9/15/14	672,284
537,000	Citigroup, Inc. 5.9500%, 7/30/99‡	543,713
3,398,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	3,596,861
2,218,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	2,509,084
717,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	812,368
283,000	Morgan Stanley 4.2000%, 11/20/14	295,279
928,000	Morgan Stanley 4.0000%, 7/24/15	970,952
1,599,000	Morgan Stanley 3.4500%, 11/2/15	1,666,013
585,000	Morgan Stanley 4.7500%, 3/22/17	638,212
1,507,000	Morgan Stanley 5.5000%, 7/28/21	1,711,009
1,331,000	Morgan Stanley 4.8750%, 11/1/22	1,378,109
337,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	344,889
		21,534,209
Diversified Financial Services – 1.4%
353,000	General Electric Capital Corp. 4.8000%, 5/1/13	358,141
496,000	General Electric Capital Corp. 5.9000%, 5/13/14	531,570
970,000	General Electric Capital Corp. 5.5500%, 5/4/20	1,153,115
127,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	133,985
1,400,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,524,572
3,100,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	3,503,899
		7,205,282
Diversified Operations – 0.7%
2,616,000	Eaton Corp. 2.7500%, 11/2/22 (144A)	2,607,927
710,000	GE Capital Trust I 6.3750%, 11/15/67‡	748,163
		3,356,090
Electric – Generation – 0.1%
235,000	AES Corp. 7.7500%, 10/15/15	263,788

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Electric – Integrated – 1.5%
$687,000	Calpine Construction Finance Co. L.P. / CCFC Finance Corp. 8.0000%, 6/1/16 (144A)	$729,937
1,213,000	CMS Energy Corp. 4.2500%, 9/30/15	1,287,065
903,000	CMS Energy Corp. 5.0500%, 2/15/18	1,016,810
861,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	948,593
589,000	Monongahela Power Co., Inc. 6.7000%, 6/15/14	637,197
1,545,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,675,089
782,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	823,488
594,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	668,070
		7,786,249
Electronic Components – Semiconductors – 0.8%
3,923,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,969,099
Electronic Connectors – 0.6%
1,418,000	Amphenol Corp. 4.7500%, 11/15/14	1,510,890
1,648,000	Amphenol Corp. 4.0000%, 2/1/22	1,742,729
		3,253,619
Electronic Measuring Instruments – 0.3%
1,255,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,286,666
Engineering – Research and Development Services – 0.4%
1,121,000	URS Corp. 3.8500%, 4/1/17 (144A)	1,154,786
1,077,000	URS Corp. 5.0000%, 4/1/22 (144A)	1,108,736
		2,263,522
Finance – Auto Loans – 1.8%
3,273,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,413,225
960,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	986,328
938,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,096,021
1,020,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,125,505
2,177,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	2,535,199
		9,156,278
Finance – Consumer Loans – 0.2%
1,098,000	SLM Corp. 6.2500%, 1/25/16	1,194,075
Finance – Credit Card – 0.5%
1,242,000	American Express Co. 6.8000%, 9/1/66‡	1,333,597
919,000	American Express Credit Corp. 1.7500%, 6/12/15	938,248
		2,271,845
Finance – Investment Bankers/Brokers – 1.5%
929,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,063,203
1,365,000	Lazard Group LLC 7.1250%, 5/15/15	1,517,447
213,000	Lazard Group LLC 6.8500%, 6/15/17	246,189
3,807,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	4,261,404
520,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	617,147
		7,705,390
Finance – Mortgage Loan Banker – 0.4%
1,733,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	2,013,640
Food – Meat Products – 1.0%
3,245,000	Tyson Foods, Inc. 6.6000%, 4/1/16	3,718,592
1,390,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,504,697
		5,223,289
Food – Miscellaneous/Diversified – 1.4%
731,000	ARAMARK Corp. 8.5000%, 2/1/15	734,662
193,000	Dole Food Co., Inc. 13.8750%, 3/15/14	213,748
3,488,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	3,722,976
2,297,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	2,582,974
		7,254,360
Gas – Transportation – 0%
170,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	188,454
Hotels and Motels – 0.6%
633,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	694,892
204,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	241,091
463,000	Marriott International, Inc. 3.0000%, 3/1/19	476,522
232,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	282,055
950,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,174,602
		2,869,162
Instruments – Scientific – 0.4%
1,777,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	1,816,050
Investment Management and Advisory Services – 0.8%
1,296,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,419,120
684,000	FMR LLC 6.4500%, 11/15/39 (144A)	852,849

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – (continued)

$980,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	$1,026,550
757,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	802,420
		4,100,939
Life and Health Insurance – 0.7%
2,999,000	Primerica, Inc. 4.7500%, 7/15/22	3,283,809
Linen Supply & Related Items – 0.2%
527,000	Cintas Corp. No. 2 2.8500%, 6/1/16	553,899
562,000	Cintas Corp. No. 2 4.3000%, 6/1/21	625,397
		1,179,296
Machine Tools and Related Products – 0.3%
1,264,000	Kennametal, Inc. 2.6500%, 11/1/19	1,265,857
Medical – Biomedical and Genetic – 0.1%
590,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	641,332
Medical – Drugs – 1.4%
2,888,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	2,919,412
1,442,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	1,460,638
1,739,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	1,770,963
865,000	AbbVie, Inc. 4.4000%, 11/6/42 (144A)	919,611
		7,070,624
Medical – Generic Drugs – 1.0%
2,262,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	2,291,743
2,902,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	2,962,501
		5,254,244
Medical Instruments – 0.1%
558,000	Boston Scientific Corp. 4.5000%, 1/15/15	593,123
Medical Labs and Testing Services – 0.3%
1,650,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	1,749,771
Metal Processors and Fabricators – 0.5%
804,000	Precision Castparts Corp. 1.2500%, 1/15/18	805,328
1,176,000	Precision Castparts Corp. 2.5000%, 1/15/23	1,183,536
510,000	Precision Castparts Corp. 3.9000%, 1/15/43	523,201
204,000	Timken Co. 6.0000%, 9/15/14	217,987
		2,730,052
Money Center Banks – 0.4%
1,991,000	Mizuho Corporate Bank, Ltd. 2.9500%, 10/17/22 (144A)	1,966,558
Multi-Line Insurance – 1.2%
1,684,000	American International Group, Inc. 4.2500%, 9/15/14	1,773,924
490,000	American International Group, Inc. 5.6000%, 10/18/16	559,561
935,000	American International Group, Inc. 5.4500%, 5/18/17	1,073,862
194,000	American International Group, Inc. 4.8750%, 6/1/22	221,474
788,000	American International Group, Inc. 6.2500%, 3/15/37	841,190
1,252,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,630,730
		6,100,741
Multimedia – 0.1%
395,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	396,931
Oil – Field Services – 0.2%
1,002,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	1,082,321
Oil and Gas Drilling – 0.6%
2,136,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,321,061
771,000	Rowan Cos., Inc. 5.0000%, 9/1/17	856,504
		3,177,565
Oil Companies – Exploration and Production – 2.4%
1,962,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	2,457,929
1,162,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,272,390
3,316,000	Continental Resources, Inc. 5.0000%, 9/15/22	3,572,990
350,000	Forest Oil Corp. 8.5000%, 2/15/14	371,000
953,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	1,014,945
194,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	219,016
1,064,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,211,572
1,626,000	QEP Resources, Inc. 5.2500%, 5/1/23	1,739,820
516,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	554,700
		12,414,362
Oil Companies – Integrated – 1.5%
3,412,000	Chevron Corp. 2.3550%, 12/5/22	3,417,599
507,000	Phillips 66 4.3000%, 4/1/22	566,531
3,444,000	Shell International Finance B.V. 2.3750%, 8/21/22	3,460,115
		7,444,245

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Oil Refining and Marketing – 0.2%
$687,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	$832,351
Pharmacy Services – 1.7%
972,000	Express Scripts Holding Co. 3.1250%, 5/15/16	1,024,772
4,613,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	4,794,701
1,367,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	1,551,306
952,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	1,026,496
423,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	462,301
		8,859,576
Pipelines – 4.3%
473,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	574,741
979,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,007,504
2,115,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	2,244,347
174,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	212,163
747,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	846,548
1,060,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	1,164,655
404	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	447
1,348,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	1,388,305
1,793,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	1,959,984
830,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	916,704
1,290,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	1,389,997
850,000	Plains All American Pipeline L.P. / PAA Finance Corp. 2.8500%, 1/31/23	842,155
1,030,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.3000%, 1/31/43	1,030,920
750,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	817,043
687,000	TC Pipelines L.P. 4.6500%, 6/15/21	730,515
3,603,000	Western Gas Partners L.P. 5.3750%, 6/1/21	4,119,634
1,424,000	Western Gas Partners L.P. 4.0000%, 7/1/22	1,498,746
1,180,000	Williams Cos., Inc. 3.7000%, 1/15/23	1,190,212
		21,934,620
Publishing – Newspapers – 0%
155,000	Gannett Co., Inc. 6.3750%, 9/1/15	170,500
Publishing – Periodicals – 0.3%
1,478,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,559,194
Real Estate Management/Services – 0.5%
532,000	CBRE Services, Inc. 6.6250%, 10/15/20	581,875
1,750,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,787,718
		2,369,593
Real Estate Operating/Development – 0.2%
981,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,084,040
REIT – Diversified – 0.7%
946,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,072,561
2,238,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,542,538
		3,615,099
REIT – Health Care – 0.3%
435,000	Senior Housing Properties Trust 6.7500%, 4/15/20	494,952
749,000	Senior Housing Properties Trust 6.7500%, 12/15/21	863,734
		1,358,686
REIT – Hotels – 0.2%
981,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	1,003,072
REIT – Office Property – 1.1%
2,172,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,331,379
348,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	381,559
958,000	SL Green Realty Corp. 5.0000%, 8/15/18	1,040,323
1,670,000	SL Green Realty Corp. 7.7500%, 3/15/20	2,076,498
		5,829,759
REIT – Regional Malls – 0.6%
2,676,000	Rouse Co. LLC 6.7500%, 11/9/15	2,806,455
REIT – Warehouse and Industrial – 0.1%
203,000	ProLogis L.P. 6.8750%, 3/15/20	245,740
Retail – Regional Department Stores – 0.2%
421,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	494,681
492,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	593,612
		1,088,293
Retail – Restaurants – 0.2%
981,000	Brinker International, Inc. 5.7500%, 6/1/14	1,037,693
Rubber – Tires – 0.1%
376,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	384,796

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Steel – Producers – 0.2%
$1,226,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	$1,241,325
Super-Regional Banks – 0.2%
927,000	U.S. Bancorp 2.9500%, 7/15/22	936,480
Telecommunication Services – 0.2%
989,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	1,029,285
Telephone – Integrated – 0.8%
3,245,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	3,385,843
669,000	Virgin Media Finance PLC 4.8750%, 2/15/22	684,052
		4,069,895
Transportation – Railroad – 0.7%
575,042	CSX Transportation, Inc. 8.3750%, 10/15/14	638,297
1,458,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	1,607,445
1,004,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	1,139,540
		3,385,282
Transportation – Services – 0%
205,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	209,974
Transportation – Truck – 0.3%
1,477,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,518,263
Trucking and Leasing – 0.4%
338,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	338,911
1,816,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,832,282
		2,171,193

Total Corporate Bonds (cost $255,087,035)		271,230,801

Mortgage-Backed Securities – 19.2%
	Fannie Mae:
491,293	5.5000%, 1/1/25	532,257
1,947,659	5.5000%, 8/1/25	2,110,055
296,840	5.5000%, 1/1/33	328,370
826,698	5.0000%, 9/1/33	936,337
207,503	5.0000%, 11/1/33	226,074
400,779	5.0000%, 12/1/33	436,648
223,386	5.0000%, 2/1/34	243,378
943,678	5.5000%, 4/1/34	1,037,129
1,527,780	5.5000%, 9/1/34	1,671,436
457,727	5.5000%, 5/1/35	500,195
3,553,859	5.5000%, 7/1/35	3,888,026
730,270	5.0000%, 10/1/35	790,923
1,564,693	6.0000%, 12/1/35	1,750,783
749,010	5.5000%, 1/1/36	818,503
2,664,067	5.5000%, 4/1/36	2,911,237
1,597,342	5.5000%, 7/1/36	1,747,539
484,225	6.0000%, 2/1/37	552,984
503,172	6.0000%, 3/1/37	554,416
2,068,084	5.5000%, 5/1/37	2,287,749
406,588	6.0000%, 5/1/37	445,137
405,523	5.5000%, 7/1/37	440,676
356,619	5.5000%, 3/1/38	394,498
448,765	6.0000%, 11/1/38	491,313
1,081,468	6.0000%, 11/1/38	1,193,161
3,923,314	6.0000%, 1/1/39	4,292,449
793,428	5.0000%, 5/1/39	888,737
1,206,117	5.0000%, 2/1/40	1,329,893
631,726	5.0000%, 6/1/40	701,294
1,214,599	5.0000%, 6/1/40	1,339,245
2,974,695	6.0000%, 7/1/40	3,336,672
331,535	4.5000%, 10/1/40	373,061
327,175	4.0000%, 12/1/40	360,894
338,140	5.0000%, 3/1/41	375,377
653,940	5.0000%, 4/1/41	736,989
857,782	5.0000%, 4/1/41	970,471
1,234,920	5.0000%, 6/1/41	1,361,651
1,060,999	4.5000%, 10/1/41	1,180,297
712,617	5.0000%, 10/1/41	803,118
	Freddie Mac:
406,570	5.0000%, 1/1/19	437,421
328,394	5.0000%, 2/1/19	353,313
446,190	5.5000%, 8/1/19	479,873
1,612,728	5.5000%, 12/1/27	1,767,516
1,966,309	5.0000%, 1/1/36	2,201,894
1,116,380	5.5000%, 10/1/36	1,247,029
669,355	5.0000%, 11/1/36	722,777
791,285	6.0000%, 1/1/38	862,351
275,597	5.5000%, 5/1/38	305,128
776,383	5.5000%, 1/1/39	844,777
1,937,789	5.0000%, 5/1/39	2,133,139
737,257	5.5000%, 10/1/39	816,258
764,858	4.5000%, 1/1/41	856,616
1,640,415	5.0000%, 5/1/41	1,847,719
289,228	4.5000%, 9/1/41	316,863
	Ginnie Mae:
784,181	4.0000%, 8/15/24	845,584
697,835	6.0000%, 11/20/34	784,910
2,984,003	5.5000%, 3/20/35	3,295,586
416,036	5.5000%, 9/15/35	469,317
814,771	5.5000%, 3/15/36	900,229
951,042	5.5000%, 3/20/36	1,048,565
1,159,492	5.5000%, 5/20/36	1,280,564
560,264	5.0000%, 4/15/39	614,388
1,193,251	5.0000%, 9/15/39	1,318,737
2,451,867	5.0000%, 9/15/39	2,709,701
691,043	5.0000%, 10/15/39	764,884
996,755	5.0000%, 10/15/39	1,091,178
1,192,426	5.0000%, 11/15/39	1,317,776
349,284	5.0000%, 1/15/40	383,367
254,000	5.0000%, 4/15/40	278,753
422,964	5.0000%, 4/15/40	479,971
443,686	5.0000%, 5/15/40	492,927
610,158	5.0000%, 5/20/40	676,139
416,983	5.0000%, 7/15/40	457,640
1,142,251	5.0000%, 7/15/40	1,262,089
1,142,128	5.0000%, 2/15/41	1,264,002
1,138,105	5.5000%, 4/20/41	1,249,119
1,174,472	4.5000%, 5/15/41	1,294,359
492,095	5.0000%, 5/15/41	543,020

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

	Ginnie Mae: (continued)
$262,475	5.0000%, 6/20/41	$290,046
1,069,605	5.0000%, 6/20/41	1,181,959
299,387	4.5000%, 7/15/41	330,835
416,640	5.5000%, 9/20/41	457,280
2,159,039	5.0000%, 10/20/41	2,384,480
194,831	6.0000%, 10/20/41	217,438
753,170	6.0000%, 12/20/41	840,561
1,305,247	5.5000%, 1/20/42	1,434,196
636,204	6.0000%, 1/20/42	710,022
634,824	6.0000%, 2/20/42	708,482
483,845	6.0000%, 3/20/42	539,985
2,203,674	6.0000%, 4/20/42	2,459,366
492,058	3.5000%, 5/20/42	537,758
1,577,288	6.0000%, 5/20/42	1,760,300

Total Mortgage-Backed Securities (cost $98,120,681)		98,207,159

Preferred Stock – 0.8%
Diversified Banking Institutions – 0.3%
60,670	Goldman Sachs Group, Inc., 5.9500%	1,515,537
Diversified Financial Services – 0.1%
21,000	Citigroup Capital XIII, 7.8750%	585,900
Finance – Credit Card – 0.4%
83,625	Discover Financial Services, 6.5000%	2,111,531

Total Preferred Stock (cost $4,199,391)		4,212,968

U.S. Treasury Notes/Bonds – 17.9%
	U.S. Treasury Notes/Bonds:
$5,776,000	0.2500%, 3/31/14	5,778,709
799,000	0.2500%, 4/30/14	799,344
5,412,000	0.2500%, 5/31/14	5,414,538
9,689,000	0.2500%, 8/31/14	9,691,645
1,771,000	0.2500%, 9/15/14	1,771,414
4,296,000	0.2500%, 9/30/14	4,297,005
790,000	0.2500%, 10/31/14	790,185
940,000	0.2500%, 11/30/14	940,037
1,000,000	0.2500%, 1/15/15	999,688
3,064,000	2.1250%, 5/31/15	3,196,852
509,000	0.3750%, 6/15/15	509,795
667,000	1.0000%, 8/31/16	679,714
1,003,000	1.0000%, 9/30/16	1,022,119
715,000	1.0000%, 10/31/16	728,629
103,000	0.8750%, 11/30/16	104,457
9,668,000	0.8750%, 1/31/17	9,796,401
1,557,000	0.8750%, 2/28/17	1,577,436
2,378,000	0.7500%, 6/30/17	2,392,121
810,000	0.7500%, 10/31/17	812,658
1,508,000	2.3750%, 5/31/18	1,633,824
334,000	1.7500%, 10/31/18	350,282
940,000	1.0000%, 9/30/19	933,537
3,986,000	3.1250%, 5/15/21**	4,520,060
7,827,000	2.1250%, 8/15/21	8,228,134
2,398,000	2.0000%, 11/15/21	2,488,863
626,000	2.0000%, 2/15/22	647,372
1,620,000	1.7500%, 5/15/22	1,634,049
4,232,000	1.6250%, 8/15/22	4,204,230
7,640,000	1.6250%, 11/15/22	7,556,434
330,000	3.0000%, 5/15/42	336,187
7,623,000	2.7500%, 8/15/42	7,360,959

Total U.S. Treasury Notes/Bonds (cost $89,979,977)		91,196,678

Money Market – 4.6%
23,279,861	Janus Cash Liquidity Fund LLC, 0%, (cost $23,279,861)	23,279,861

Total Investments (total cost $489,329,893) – 99.4%		507,431,128

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		2,826,428

Net Assets – 100%		$510,257,556

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,825,073	0.8%
Canada	1,959,984	0.4%
Cayman Islands	1,033,200	0.2%
Japan	1,966,558	0.4%
Jersey	1,559,194	0.3%
Mexico	2,746,985	0.5%
Netherlands	7,269,883	1.4%
South Korea	1,082,321	0.2%
United Kingdom	6,695,820	1.3%
United States††	479,292,110	94.5%

Total	$507,431,128	100.0%

††	Includes Cash Equivalents of 4.6%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2012	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$489,330
Unaffiliated investments at value	$484,151
Affiliated investments at value	23,280
Cash	101
Receivables:
Portfolio shares sold	736
Dividends	2
Interest	3,602
Non-interested Trustees’ deferred compensation	8
Other assets	8
Total Assets	511,888
Liabilities:
Payables:
Investments purchased	1,257
Portfolio shares repurchased	43
Advisory fees	217
Fund administration fees	4
Internal servicing cost	1
Distribution fees and shareholder servicing fees	25
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	8
Accrued expenses and other payables	72
Total Liabilities	1,630
Net Assets	$510,258
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$473,691
Undistributed net investment income*	1,787
Undistributed net realized gain from investment and foreign currency transactions*	16,679
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	18,101
Total Net Assets	$510,258
Net Assets - Institutional Shares	$381,593
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,298
Net Asset Value Per Share	$12.59
Net Assets - Service Shares	$128,665
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,489
Net Asset Value Per Share	$13.56

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
Flexible
For the fiscal year ended December 31, 2012	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$16,476
Dividends	24
Dividends from affiliates	18
Other Income	137
Total Investment Income	16,655
Expenses:
Advisory fees	2,493
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	1
Shareholder reports expense	26
Transfer agent fees and expenses	3
Registration fees	21
Custodian fees	16
Professional fees	48
Non-interested Trustees’ fees and expenses	11
Fund administration fees	47
Distribution fees and shareholder servicing fees - Service Shares	273
Other expenses	90
Total Expenses	3,032
Expense and Fee Offset	–
Net Expenses	3,032
Less: Excess Expense Reimbursement	(75)
Net Expenses after Expense Reimbursement	2,957
Net Investment Income	13,698
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	20,551
Change in unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,237
Net Gain on Investments	24,788
Net Increase in Net Assets Resulting from Operations	$38,486

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$13,698	$17,150
Net realized gain from investment and foreign currency transactions	20,551	8,564
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,237	3,695
Net Increase in Net Assets Resulting from Operations	38,486	29,409
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,994)	(13,988)
Service Shares	(3,430)	(3,111)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(7,038)	(20,845)
Service Shares	(1,939)	(4,839)
Net Decrease from Dividends and Distributions	(25,401)	(42,783)
Capital Share Transactions:
Shares Sold
Institutional Shares	42,167	40,544
Service Shares	58,634	27,131
Reinvested Dividends and Distributions
Institutional Shares	20,032	34,833
Service Shares	5,369	7,950
Shares Repurchased
Institutional Shares	(67,125)	(56,514)
Service Shares	(36,261)	(26,627)
Net Increase from Capital Share Transactions	22,816	27,317
Net Increase in Net Assets	35,901	13,943
Net Assets:
Beginning of period	474,357	460,414
End of period	$510,258	$474,357

Undistributed Net Investment Income*	$1,787	$2,170

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$12.27	$12.70	$12.56	$11.61	$11.46
Income from Investment Operations:
Net investment income	0.43	0.49	0.49	0.57	0.53
Net gain on investments (both realized and unrealized)	0.57	0.32	0.51	0.94	0.14
Total from Investment Operations	1.00	0.81	1.00	1.51	0.67
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.49)	(0.50)	(0.55)	(0.52)
Distributions (from capital gains)*	(0.24)	(0.75)	(0.36)	(0.01)	–
Total Distributions	(0.68)	(1.24)	(0.86)	(0.56)	(0.52)
Net Asset Value, End of Period	$12.59	$12.27	$12.70	$12.56	$11.61
Total Return	8.34%	6.66%	8.06%	13.22%	5.93%
Net Assets, End of Period (in thousands)	$381,593	$376,299	$368,544	$304,204	$309,504
Average Net Assets for the Period (in thousands)	$378,140	$364,656	$351,717	$302,033	$306,207
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.57%	0.57%	0.56%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.55%	0.56%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.87%	3.82%	4.04%	4.65%	4.56%
Portfolio Turnover Rate	140%	164%	169%	271%	169%

Service Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$13.17	$13.54	$13.35	$12.32	$12.13
Income from Investment Operations:
Net investment income	0.40	0.48	0.51	0.55	0.52
Net gain on investments (both realized and unrealized)	0.65	0.36	0.51	1.01	0.16
Total from Investment Operations	1.05	0.84	1.02	1.56	0.68
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.46)	(0.47)	(0.52)	(0.49)
Distributions (from capital gains)*	(0.24)	(0.75)	(0.36)	(0.01)	–
Total Distributions	(0.66)	(1.21)	(0.83)	(0.53)	(0.49)
Net Asset Value, End of Period	$13.56	$13.17	$13.54	$13.35	$12.32
Total Return	8.09%	6.47%	7.73%	12.89%	5.71%
Net Assets, End of Period (in thousands)	$128,665	$98,058	$91,870	$73,555	$33,244
Average Net Assets for the Period (in thousands)	$109,071	$90,661	$83,557	$55,100	$28,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.82%	0.82%	0.81%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.80%	0.81%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.57%	3.79%	4.42%	4.32%
Portfolio Turnover Rate	140%	164%	169%	271%	169%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$405	$447	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2012. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2012 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$72,394,436	14.2%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$14,947,809	$–

Bank Loans	–	4,355,852	–

Corporate Bonds	–	271,230,801	–

Mortgage-Backed Securities	–	98,207,159	–

Preferred Stock	–	4,212,968

U.S. Treasury Notes/Bonds	–	91,196,678	–

Money Market	–	23,279,861	–

Total Investments in Securities	$–	$507,431,128	$–

(a)	Includes fair value factors.

18 | DECEMBER 31, 2012

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$2,834,960

Janus Aspen Series | 19

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

20 | DECEMBER 31, 2012

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

Janus Aspen Series | 21

Notes to Financial Statements (continued)

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative

22 | DECEMBER 31, 2012

information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually

Janus Aspen Series | 23

Notes to Financial Statements (continued)

difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell

24 | DECEMBER 31, 2012

only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2012 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$1,828,405	0.0000% - 5.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or

Janus Aspen Series | 25

Notes to Financial Statements (continued)

uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s

26 | DECEMBER 31, 2012

policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$317,547,141	$(315,319,285)	$18,479	$23,279,861

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Flexible Bond Portfolio	$9,879,577	$9,175,321	$–	$–	$–	$(8,254)	$17,520,345

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

28 | DECEMBER 31, 2012

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$489,910,783	$18,750,582	$(1,230,237)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$18,219,374	$7,182,011	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$33,605,752	$9,177,644	$–	$–

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,340	3,233
Reinvested dividends and distributions	1,610	2,879
Shares repurchased	(5,309)	(4,483)
Net Increase/(Decrease) in Portfolio Shares	(359)	1,629
Shares Outstanding, Beginning of Period	30,657	29,028
Shares Outstanding, End of Period	30,298	30,657
Transactions in Portfolio Shares – Service Shares
Shares sold	4,326	2,019
Reinvested dividends and distributions	401	613
Shares repurchased	(2,682)	(1,972)
Net Increase/(Decrease) in Portfolio Shares	2,045	660
Shares Outstanding, Beginning of Period	7,444	6,784
Shares Outstanding, End of Period	9,489	7,444

Janus Aspen Series | 29

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$396,701,761	$417,303,791	$283,142,025	$246,627,503

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

32 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

34 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

36 | DECEMBER 31, 2012

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gain Distributions

Portfolio

Janus Aspen Flexible Bond Portfolio	$7,182,011

38 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

40 | DECEMBER 31, 2012

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32446	109-02-81114 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multi-year growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended December 31, 2012, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 24.16% and 23.86%, respectively, versus a return of 15.26% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 16.00% for the period.

Overview

Equity markets posted strong results in 2012. While markets experienced brief bouts of volatility in the summer around Europe’s sovereign debt issues, and again at the end of the year when the U.S. neared the fiscal cliff, macroeconomic events generally had less influence on investor sentiment than they did in 2011. In 2012, correlations fell and we believe investors began to once again recognize the underlying fundamentals of individual businesses.

In an environment where individual stock selection seemed to matter again, we were encouraged that our Portfolio outperformed both its benchmarks, and also the majority of its peer group. We believe our performance validates the emphasis we have put on identifying long-duration growth companies. We focus on identifying companies with long-duration growth characteristics such as wide competitive moats, a proven ability to gain market share or the potential to expand into new markets with enduring and innovative products. In 2011, when correlations rose and most stocks traded around macroeconomic events, the strong fundamentals and underlying growth drivers of these companies went largely unrecognized, in our view. We maintained our conviction in these companies, however, and were pleased to see many of them get rewarded by the market this year for executing on the individual business drivers we think set them apart from their competitors. We believe the underlying secular growth drivers or world-beating products of these companies also make them compelling investment opportunities going forward.

The Portfolio’s holdings in Information Technology contributed significantly to outperformance, with the majority of holdings in the sector experiencing returns greater than 20% for the year. In technology, we are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies and device manufacturers. We believe this backdrop provides a multi-year growth opportunity for wide moat companies in the technology and telecommunication services sectors such as Apple, eBay and Crown Castle, three of our top performing stocks for the Portfolio this year.

Our Consumer Discretionary holdings also contributed to relative outperformance. Many emerging markets consumers are growing their wealth, and meeting their needs appears to be a multi-year growth opportunity for companies with durable competitive moats. We believe companies with strong brands and growth prospects in their core markets should be able to capture growth from emerging markets as consumers in these markets are willing to pay a premium for premium brands that they view as guarantees of quality or outward evidence of their success. Within the sector, we’ve identified and invested in luxury goods, lifestyle and fashion brands that we believe are capable of delivering rapid earnings growth in emerging economies while delivering strong earnings in their more mature markets.

Our Industrials and Materials holdings were the largest detractors from relative performance during the year. Our Portfolio includes only one Materials holding, Turquoise Hill Resources. The stock was down this year, reflecting investor concern about how a rights offering would affect future earnings per share. Over the long term, we still feel positive about the potential of the company’s Mongolian mine, which represents one of the largest, high-grade copper deposits in the world. We believe the mine’s value will eventually accrue to shareholders.

2 | DECEMBER 31, 2012

(unaudited)

Our returns in the Industrials sector were positive, but lagged sector returns for the benchmark, causing us to underperform on a relative basis. Our holdings are mostly concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector. We think this is a short-term phenomenon and believe our holdings have attractive long-term growth drivers. One of our weakest holdings in the sector, for example, was the logistics company C.H. Robinson Worldwide. The company was impacted by a shortage of trucking capacity, which reduced profitability as truckers were able to demand better pricing. We continue to like C.H. Robinson’s business model, however, which has posted 15% annual growth for years. We think the long-term opportunity and value of the business remains intact.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Contributors

eBay was the top contributor to performance during the year. The company has been seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

Apple, Inc. was a top contributor for the year and remained a top position in the Portfolio. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

News Corp. was also a top contributor. We feel the fundamental growth rates for the company’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward.

Detractors

The largest detractor over the period was Turquoise Hill Resources. The company, formerly called Ivanhoe Mines, has a mine in Mongolia that represents one of the largest, high-grade copper deposits in the world, and we believe the company will eventually be able to monetize this asset.

Another detractor was Facebook. While the company is the leading social media network, Facebook has been challenged monetizing this asset. We sold the position to pursue other companies which we believe have better risk/reward profiles.

Ford Motor Co. was weak. We believe cost-cutting measures and investment in new products has positioned the auto maker to generate better cash flows and capture market share in the U.S. However, the timeframe to get its business in Europe fixed will take longer than we initially thought. We also sold this position during the year.

Outlook

We have been encouraged to see the market respond more to the underlying fundamentals of companies this year. We think this will be the case going into 2013. Much attention has been paid to today’s macroeconomic risks and uncertainties. We believe these are “known unknowns” that are already priced into the market, so we expect business fundamentals to be the biggest driver of stock performance in the coming months. In that environment, we believe the type of wide moat, long-duration growth companies we seek to identify should be recognized by the market for the strength of their businesses and the elements that set them apart from their competitors.

Thank you for your investment in Janus Aspen Forty Portfolio.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

eBay, Inc.	4.79%
Apple, Inc.	2.45%
News Corp. – Class A	2.29%
Crown Castle International Corp.	2.06%
Medco Health Solutions, Inc.	1.46%

5 Bottom Performers – Holdings

Contribution

Turquoise Hill Resources, Ltd. (U.S. Shares)	–1.51%
Facebook, Inc. – Class A	–0.38%
Ford Motor Co.	–0.25%
C.H. Robinson Worldwide, Inc.	–0.16%
Standard Chartered PLC	–0.12%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	5.20%	34.56%	30.67%
Consumer Discretionary	2.62%	18.78%	15.49%
Telecommunication Services	1.58%	3.76%	1.59%
Energy	1.30%	0.11%	6.99%
Consumer Staples	0.84%	1.05%	12.59%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Materials	–1.94%	1.55%	4.55%
Other**	–0.54%	2.81%	0.00%
Industrials	–0.44%	14.16%	12.38%
Health Care	–0.17%	18.13%	11.25%
Utilities	0.02%	0.00%	0.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Apple, Inc. Computers	11.3%
eBay, Inc. E-Commerce/Products	7.1%
Celgene Corp. Medical – Biomedical and Genetic	6.5%
News Corp. – Class A Multimedia	6.4%
Express Scripts Holding Co. Pharmacy Services	5.9%

37.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	24.16%	0.21%	9.31%	9.91%	0.71%

Janus Aspen Forty Portfolio – Service Shares	23.86%	–0.04%	9.04%	9.60%	0.96%

Russell 1000® Growth Index	15.26%	3.12%	7.52%	4.75%

S&P 500® Index	16.00%	1.66%	7.10%	5.67%

Lipper Quartile – Institutional Shares	1st	4th	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	3/237	148/193	12/144	2/50

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

6 | DECEMBER 31, 2012

(unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,073.10	$2.87

Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.70	$4.17

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.06

†	Expenses are equal to the net annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Common Stock – 97.6%
Apparel Manufacturers – 1.2%
1,241,700	Prada SpA	$12,004,518
Applications Software – 3.4%
1,207,284	Microsoft Corp.	32,270,701
Athletic Footwear – 1.6%
299,756	NIKE, Inc. – Class B	15,467,410
Beverages – Wine and Spirits – 1.2%
94,629	Pernod-Ricard S.A.	11,125,857
Brewery – 0%
328,426	Anheuser-Busch InBev N.V. – VVPR Strip*	433
Casino Hotels – 2.2%
1,785,756	MGM Resorts International*	20,786,200
Commercial Services – 1.9%
601,433	Iron Mountain, Inc.	18,674,495
Commercial Services – Finance – 1.2%
23,823	MasterCard, Inc. – Class A	11,703,763
Computers – 11.3%
204,167	Apple, Inc.	108,827,136
Computers – Memory Devices – 3.8%
1,424,576	EMC Corp.*	36,041,773
E-Commerce/Products – 8.1%
37,546	Amazon.com, Inc.*	9,429,303
1,340,067	eBay, Inc.*	68,370,218
		77,799,521
Electronic Components – Miscellaneous – 2.5%
636,719	TE Connectivity, Ltd. (U.S. Shares)	23,635,009
Electronic Connectors – 1.4%
202,012	Amphenol Corp. – Class A	13,070,176
Enterprise Software/Services – 3.1%
897,449	Oracle Corp.	29,903,001
Industrial Automation and Robotics – 5.0%
255,900	FANUC Corp.	47,596,385
Life and Health Insurance – 4.4%
4,407,400	AIA Group, Ltd.	17,565,993
1,739,665	Prudential PLC	24,270,210
		41,836,203
Medical – Biomedical and Genetic – 9.0%
794,372	Celgene Corp.*	62,532,964
156,278	Gilead Sciences, Inc.*	11,478,619
297,127	Vertex Pharmaceuticals, Inc.*	12,461,506
		86,473,089
Medical Instruments – 2.3%
45,301	Intuitive Surgical, Inc.*	22,214,251
Metal – Diversified – 1.4%
1,714,117	Turquoise Hill Resources, Ltd. (U.S. Shares)*	13,044,430
Metal Processors and Fabricators – 2.7%
139,614	Precision Castparts Corp.	26,445,684
Multimedia – 6.4%
2,391,685	News Corp. – Class A	61,083,635
Pharmacy Services – 5.9%
1,056,734	Express Scripts Holding Co.*	57,063,636
Retail – Apparel and Shoe – 4.7%
956,932	Limited Brands, Inc.	45,033,220
Retail – Jewelry – 3.1%
373,333	Cie Financiere Richemont S.A.	29,861,165
Transportation – Services – 5.2%
284,963	C.H. Robinson Worldwide, Inc.	18,015,361
439,186	United Parcel Service, Inc. – Class B	32,381,184
		50,396,545
Wireless Equipment – 4.6%
611,860	Crown Castle International Corp.*	44,151,817

Total Common Stock (cost $608,678,809)		936,510,053

Money Market – 2.6%
24,482,803	Janus Cash Liquidity Fund LLC, 0% (cost $24,482,803)	24,482,803

Total Investments (total cost $633,161,612) – 100.2%		960,992,856

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(1,616,921)

Net Assets – 100%		$959,375,935

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$433	0.0%
Canada	13,044,430	1.4%
France	11,125,857	1.2%
Hong Kong	17,565,993	1.8%
Italy	12,004,518	1.2%
Japan	47,596,385	4.9%
Switzerland	53,496,174	5.6%
United Kingdom	24,270,210	2.5%
United States††	781,888,856	81.4%

Total	$960,992,856	100.0%

††	Includes Cash Equivalents of 2.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$633,162
Unaffiliated investments at value	$936,510
Affiliated investments at value	24,483
Cash	1
Receivables:
Portfolio shares sold	234
Dividends	179
Foreign dividend tax reclaim	45
Non-interested Trustees’ deferred compensation	15
Other assets	14
Total Assets	961,481
Liabilities:
Payables:
Portfolio shares repurchased	1,419
Dividends	–
Advisory fees	393
Fund administration fees	8
Internal servicing cost	2
Distribution fees and shareholder servicing fees	100
Non-interested Trustees’ fees and expenses	9
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	159
Total Liabilities	2,105
Net Assets	$959,376
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$692,242
Undistributed net investment income*	5,361
Undistributed net realized loss from investment and foreign currency transactions*	(66,060)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	327,833
Total Net Assets	$959,376
Net Assets - Institutional Shares	$488,374
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,927
Net Asset Value Per Share	$40.95
Net Assets - Service Shares	$471,002
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,693
Net Asset Value Per Share	$40.28

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$15,700
Dividends from affiliates	45
Other Income	2
Foreign tax withheld	(109)
Total Investment Income	15,638
Expenses:
Advisory fees	4,770
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	4
Shareholder reports expense	334
Transfer agent fees and expenses	9
Registration fees	20
Custodian fees	24
Professional fees	45
Non-interested Trustees’ fees and expenses	22
Fund administration fees	96
Distribution fees and shareholder servicing fees - Service Shares	1,172
Other expenses	77
Total Expenses	6,577
Expense and Fee Offset	–
Net Expenses	6,577
Net Investment Income	9,061
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	7,192
Net realized gain from written options contracts	696
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	189,088
Change in unrealized net appreciation/(depreciation) of written option contracts	(572)
Net Gain on Investments	196,404
Net Increase in Net Assets Resulting from Operations	$205,465

See Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$9,061	$4,351
Net realized gain from investment and foreign currency transactions	7,888	95,344
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	188,516	(164,538)
Net Increase/(Decrease) in Net Assets Resulting from Operations	205,465	(64,843)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,542)	(1,932)
Service Shares	(2,681)	(1,182)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(6,223)	(3,114)
Capital Share Transactions:
Shares Sold
Institutional Shares	66,699	57,219
Service Shares	64,127	52,459
Reinvested Dividends and Distributions
Institutional Shares	3,542	1,932
Service Shares	2,681	1,182
Shares Repurchased
Institutional Shares	(146,389)	(131,430)
Service Shares	(107,393)	(136,505)
Net Decrease from Capital Share Transactions	(116,733)	(155,143)
Net Increase/(Decrease) in Net Assets	82,509	(223,100)
Net Assets:
Beginning of period	876,867	1,099,967
End of period	$959,376	$876,867

Undistributed Net Investment Income*	$5,361	$2,526

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$33.22	$35.74	$33.61	$22.97	$41.18
Income from Investment Operations:
Net investment income	0.47	0.23	0.19	0.08	0.04
Net gain/(loss) on investments (both realized and unrealized)	7.54	(2.62)	2.06	10.57	(18.20)
Total from Investment Operations	8.01	(2.39)	2.25	10.65	(18.16)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.13)	(0.12)	–	(0.03)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(0.01)	(0.02)
Total Distributions and Other	(0.28)	(0.13)	(0.12)	(0.01)	(0.05)
Net Asset Value, End of Period	$40.95	$33.22	$35.74	$33.61	$22.97
Total Return	24.16%	(6.69)%	6.72%	46.38%	(44.15)%
Net Assets, End of Period (in thousands)	$488,374	$459,459	$567,322	$582,511	$399,087
Average Net Assets for the Period (in thousands)	$512,799	$518,818	$553,994	$482,572	$560,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.55%	0.70%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.70%	0.67%	0.68%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.03%	0.56%	0.52%	0.05%	0.05%(1)
Portfolio Turnover Rate	10%	46%	36%	32%	61%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$32.72	$35.24	$33.17	$22.73	$40.80
Income from Investment Operations:
Net investment income/(loss)	0.31	0.09	0.07	–	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	7.47	(2.52)	2.08	10.44	(18.04)
Total from Investment Operations	7.78	(2.43)	2.15	10.44	(18.07)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.09)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(2)	–(2)
Total Distributions and Other	(0.22)	(0.09)	(0.08)	–	–
Net Asset Value, End of Period	$40.28	$32.72	$35.24	$33.17	$22.73
Total Return	23.82%	(6.91)%	6.48%	45.95%	(44.28)%
Net Assets, End of Period (in thousands)	$471,002	$417,408	$532,645	$639,979	$428,109
Average Net Assets for the Period (in thousands)	$468,967	$475,743	$567,062	$520,592	$653,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.80%	0.95%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.95%	0.92%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.81%	0.31%	0.25%	(0.22)%	(0.18)%(1)
Portfolio Turnover Rate	10%	46%	36%	32%	61%

*	See Note 5 in Notes to Financial Statements.
(1)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(2)	Return of capital aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Apparel Manufacturers	$–	$12,004,518	$–
Beverages – Wine and Spirits	–	11,125,857	–
Industrial Automation and Robotics	–	47,596,385	–
Life and Health Insurance	–	41,836,203	–
Retail – Jewelry	–	29,861,165	–
All Other	794,085,925	–	–

Money Market	–	24,482,803	–

Total Investments in Securities	$794,085,925	$166,906,931	$–

(a)	Includes fair value factors.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | DECEMBER 31, 2012

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

Janus Aspen Series | 15

Notes to Financial Statements (continued)

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

16 | DECEMBER 31, 2012

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Forty Portfolio	$106,794,540

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies

Janus Aspen Series | 17

Notes to Financial Statements (continued)

will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated

18 | DECEMBER 31, 2012

by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2012 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2011	5,000	$696,000
Options written	–	–
Options closed	–	–
Options expired	(5,000)	(696,000)
Options exercised	–	–

Options outstanding at December 31, 2012	–	$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$696,000	$–	$696,000

Total	$–	$–	$696,000	$–	$696,000

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(572,160)	$–	$(572,160)

Total	$–	$–	$(572,160)	$–	$(572,160)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other

Janus Aspen Series | 19

Notes to Financial Statements (continued)

governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

20 | DECEMBER 31, 2012

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2012, the Portfolio recorded a Performance Adjustment of $(1,513,626).

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

22 | DECEMBER 31, 2012

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$197,786,568	$(190,829,765)	$45,463	$24,482,803

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Forty Portfolio	$5,376,150	$–	$(65,292,832)	$–	$–	$(14,076)	$327,064,475

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

	December 31,	No Expiration		Accumulated
Portfolio	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Forty Portfolio	$(64,279,281)	$(1,013,551)	$–	$(65,292,832)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$633,928,381	$361,697,972	$(34,633,497)

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$6,222,614	$–	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$3,113,887	$–	$–	$–

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,703	1,627
Reinvested dividends and distributions	90	55
Shares repurchased	(3,696)	(3,726)
Net Increase/(Decrease) in Portfolio Shares	(1,903)	(2,044)
Shares Outstanding, Beginning of Period	13,830	15,874
Shares Outstanding, End of Period	11,927	13,830
Transactions in Portfolio Shares – Service Shares
Shares sold	1,678	1,519
Reinvested dividends and distributions	69	34
Shares repurchased	(2,813)	(3,909)
Net Increase/(Decrease) in Portfolio Shares	(1,066)	(2,356)
Shares Outstanding, Beginning of Period	12,759	15,115
Shares Outstanding, End of Period	11,693	12,759

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term U.S.
	Purchases of	Sales of	U.S. Government	Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Forty Portfolio	$97,226,327	$223,445,490	$–	$–

24 | DECEMBER 31, 2012

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

26 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

28 | DECEMBER 31, 2012

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

30 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of

32 | DECEMBER 31, 2012

the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

34 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

36 | DECEMBER 31, 2012

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32248	109-02-81115 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering strong long-term results for our clients.
J. Bradley Slingerlend portfolio manager

Performance Overview

During the 12 months ended December 31, 2012, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 19.60% and 19.15%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500 Index returned 13.30% and 16.00%, respectively.

Investment Environment

Global technology stocks generated strong absolute returns during the period. Gains were strongest during the first quarter of 2012 when supply chain semiconductor stocks bounced off cyclical lows and investors took advantage of low valuations in large cap technology companies. After retrenching during the second quarter due to slowing economic growth and ongoing worries over the European sovereign debt crisis, technology stocks rallied sharply again along with global indices following central bank actions in both Europe and the U.S.

Despite the strong performance of technology stocks, technology spending was mixed. In enterprise spending, financial companies, the U.S. federal government and Europe in general were weak, although outside of those segments it was better than expectations. PC and laptop sales were also soft ahead of and following the Windows 8 launch, which was weaker than expected. However, virtualization of the data center continued to be a growth area since it can represent significant savings for companies.

Within the consumer segment, spending on mobile products continued unabated. Communication equipment was another area of strength as carriers increased capital expenditures to build out infrastructure to handle higher data loads. Semiconductor manufacturers and semiconductor equipment providers among other supply chain companies saw sales remain flat due to weak global demand, other than in mobile devices. However, during the fourth quarter there were signs of bottoming in technology supply chain stocks, particularly semiconductor equipment manufacturers, technology distributors and electronic manufacturing services.

Portfolio Manager Comments

We often speak about the important growth of smart phones, mobile computing and apps for consumers and businesses. However, there is another interesting story for technology playing out in the automotive and industrial sectors of the economy where we see opportunity in several semiconductor and electronic connector (a device used to transmit an electric signal between two integrated circuits) stocks. Semiconductors have traditionally been tough businesses which lead shareholders down a rocky road. Combine this with a tough macroeconomic environment and one finds semiconductor stocks sitting near the bottom rung of the trailing 12-month performance ladder. However, when we looked at the data, we saw growth over the past decade averaging around 7% while both margins and returns on invested capital increased. Meanwhile, valuation levels have come down around two thirds compared to a decade ago. What has changed materially is the composition of growth within the total available semiconductor market. For example, our analysis shows that the consumer segment has not grown over the past five years while communications, industrial and automotive growth has more than offset weak consumer performance.

If you think about your own life, this might make some sense. Electronics are pushing deeper into the world all around us – from the cars we drive to the appliances in our kitchen. The holy grail of semiconductor investing is to find a company that participates in this secular, long-duration, growth while not participating in the steep price declines that tend to accompany and facilitate this growth. This is what we think we’ve done with the large weighting towards companies that sell electronic connectors within the portfolio: Amphenol and TE Connectivity.

Connectors are in everything. Their total available market is actually bigger than the market for the types of chips

2 | DECEMBER 31, 2012

(unaudited)

made by Intel. Connectors represent a relatively small part of a device’s total bill of materials so they don’t tend to be subject to undue pricing pressure. Further, they tend to be one of the last parts in the design process – meaning there are often only one to two sources a company can buy from. Competition remains fragmented, offering additional growth for companies that can find attractive acquisition candidates. Finally, as electronics push deeper into the world around us, so do connectors and increasing units tends to translate into increasing revenues, profits and returns. Couple this with attractive valuations and this makes a pretty good recipe in our opinion.

We also see similar opportunities in semiconductors. Two of our largest holdings in the industry, Atmel and ON Semiconductor, have been disappointing holdings over the past year. However, we continue to see opportunity here. Industrials represents Atmel’s largest end market for their programmable microcontroller products. Microcontrollers act as the electronic brain inside of what’s called embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry, in our view. ON Semiconductor fits more into the “special situation’’ category. We see the opportunity for ON’s acquisition of Sanyo Semiconductor to significantly boost earnings in a more normalized global environment – especially in the auto and communications end markets.

While the consumer electronics devices in your life might be converging onto a few must have tools like smart phones and tablets, the proliferation of electronic components into automotive and industrial applications is growing rapidly.

Contributors to Performance

E-commerce leader eBay, the Portfolio’s top contributor, benefited from good accelerating growth as more people with smart phones and tablets are increasing online shopping. We continue to like the online marketplace and payment company’s long-term growth prospects. We feel the company is innovating both its online payment service PayPal and marketplace businesses beyond what is valued by the stock’s price. In particular, we think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand.

Workday’s shares had strong gains following its initial public offering (IPO) in October. The maker of the cloud-based enterprise resource planning (ERP) software reported in its IPO filings a significant increase in revenues for its six-month period ended July 31. We think the company will gain considerable market share as it expands its product offering and customer base. The company is offering a strong alternative to current systems for large companies, in our view.

Additionally, Amphenol was a key contributor. As one of the largest global producers of connectors, Amphenol continued to demonstrate superior returns in what we believe to be an inherently good business. Connectors represent a large market that benefits from electronics pushing deeper into the world without suffering from the types of price declines typically associated with the semiconductor market. Amphenol’s products tend to be unique in many of their diversified end markets; further, through the company’s value-adding acquisition program, they have continued to grow meaningfully quicker than their peers.

Detractors from Performance

A decision by social networking company Facebook to de-emphasize gaming on its platform significantly impacted Zynga. Therefore, we exited our position.

In semiconductors, Atmel traded lower after the company lowered revenue guidance and investor concerns increased over future demand for its microcontrollers used in mobile touchscreens. Industrials represent Atmel’s largest end market for its programmable microcontroller products, which act as the electronic brain inside of embedded electronics. Atmel offers one of the most respected microcontroller platforms in the industry, in our view.

Finally, online gaming operator Bwin.Party Digital Entertainment declined due to unsuccessful efforts thus far to legalize online gaming in the U.S. We like Bwin.Party for its highly scalable, high return on capital investment business model. The company has no debt, generates considerable cash and has open-ended opportunities to grow, in our view.

Derivatives

We used put and call options on individual securities during the period in an attempt to limit the Portfolio’s decline during market sell-offs. We also used swaps and forward exchange contracts. These positions were a net contributor to relative performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long term returns for investors. Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Looking Ahead

The market penetration for smart phones has just reached a critical tipping point in which they become mass market devices. We believe tablets are also well on their way to becoming mass market products. Wider use and acceptance of these products has implications throughout the technology sector. For handset makers, we believe this will create a more challenging, price-driven market, similar to how the personal computer market evolved in the 1990s.

As handsets reach the mass market, we believe there will be greater fragmentation of smart phone devices, with different types of consumers favoring different devices based on their personal needs. In that environment we favor device makers that can adapt quickly and create and market new devices for niche markets. In the supply chain, we favor companies that are less affected by the convergence of consumer electronic devices. For example, we are investing in companies that make components for the automotive or medical industries, where semiconductor content is growing as cars and medical equipment become more automated. Finally, with lackluster enterprise IT spending weighing on many stock prices, we are using the weakness to add to positions of several large companies we think have brighter long-term prospects once macroeconomic conditions improve.

We are in a period of high disruption and accelerating pace of change in many areas of the technology sector. Our research process emphasizes finding adaptable and resilient companies which we believe will remain or emerge winners over the coming years.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

eBay, Inc.	2.67%
Workday, Inc. – Class A	1.28%
Amphenol Corp. – Class A	1.22%
Oracle Corp.	1.17%
Teradata Corp.	0.97%

5 Bottom Performers – Holdings

Contribution

Zynga, Inc. – Class A	–1.89%
Atmel Corp.	–0.77%
Bwin.Party Digital Entertainment PLC	–0.40%
Ceva, Inc.	–0.36%
Facebook, Inc. – Class A	–0.34%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Energy	1.47%	0.00%	11.30%
Information Technology	1.38%	75.49%	19.79%
Telecommunication Services	1.01%	2.57%	3.05%
Consumer Staples	0.57%	0.00%	11.03%
Utilities	0.55%	0.00%	3.56%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–2.20%	1.45%	14.58%
Other**	–0.42%	2.63%	0.00%
Materials	0.05%	0.00%	3.48%
Industrials	0.29%	5.52%	10.37%
Health Care	0.35%	2.94%	11.80%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Apple, Inc. Computers	6.0%
Oracle Corp. Enterprise Software/Services	4.7%
Microsoft Corp. Applications Software	3.5%
Amphenol Corp. – Class A Electronic Connectors	3.1%
eBay, Inc. E-Commerce/Products	2.8%

20.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 4.8% of total net assets.

*Includes Securities Sold Short of (0.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	19.60%	3.81%	10.16%	–3.30%	0.81%	0.81%

Janus Aspen Global Technology Portfolio – Service Shares	19.15%	3.54%	9.88%	–3.55%	1.05%	1.05%

S&P 500® Index	16.00%	1.66%	7.10%	1.74%

Morgan Stanley Capital International World Information Technology Index	13.30%	0.87%	7.66%	–4.30%**

Lipper Quartile – Institutional Shares	1st	1st	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	8/43	8/41	10/34	4/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.40	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.90	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

†	Expenses are equal to the net annualized expense ratio of 0.75% for Institutional Shares and 1.00% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2012

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Common Stock – 93.3%
Applications Software – 7.3%
27,932	Intuit, Inc.	$1,661,954
148,283	Microsoft Corp.	3,963,605
22,686	Parametric Technology Corp.*	510,662
36,797	RealPage, Inc.*	793,711
6,712	Red Hat, Inc.*	355,468
5,515	Salesforce.com, Inc.*	927,071
		8,212,471
Cable/Satellite Television – 0.9%
9,987	Time Warner Cable, Inc.	970,637
Commercial Services – 0.6%
72,180	Live Nation Entertainment, Inc.*	671,996
Commercial Services – Finance – 2.2%
5,059	MasterCard, Inc. – Class A	2,485,385
Computer Aided Design – 1.8%
30,634	ANSYS, Inc.*	2,062,894
Computer Services – 0.9%
14,167	Cognizant Technology Solutions Corp. – Class A*	1,049,066
Computer Software – 2.0%
35,941	Blackbaud, Inc.	820,533
28,819	Cornerstone OnDemand, Inc.*	851,025
24,986	SS&C Technologies Holdings, Inc.*	577,676
		2,249,234
Computers – 6.0%
12,718	Apple, Inc.**	6,779,076
Computers – Integrated Systems – 1.4%
32,085	Jack Henry & Associates, Inc.	1,259,657
5,771	Teradata Corp.*	357,167
		1,616,824
Computers – Memory Devices – 0.7%
30,098	EMC Corp.*	761,479
Consulting Services – 1.4%
16,615	Gartner, Inc.*	764,622
16,679	Verisk Analytics, Inc. – Class A*	850,629
		1,615,251
Decision Support Software – 0.6%
20,416	MSCI, Inc.*	632,692
E-Commerce/Products – 6.1%
10,087	Amazon.com, Inc.*	2,533,249
62,132	eBay, Inc.*,**	3,169,975
8,623	MercadoLibre, Inc.	677,509
55,000	Rakuten, Inc.**	429,003
		6,809,736
E-Commerce/Services – 3.3%
47,279	Ctrip.com International, Ltd. (ADR)*	1,077,488
15,293	OpenTable, Inc.*	746,298
1,855	priceline.com, Inc.*	1,152,326
28,406	Zillow, Inc. – Class A*	788,267
		3,764,379
Electronic Components – Miscellaneous – 2.7%
81,913	TE Connectivity, Ltd. (U.S. Shares)	3,040,611
Electronic Components – Semiconductors – 6.7%
10,478	Altera Corp.	360,862
81,172	ARM Holdings PLC**	1,037,776
40,041	International Rectifier Corp.*	709,927
22,672	Microchip Technology, Inc.	738,881
251,008	ON Semiconductor Corp.*	1,769,606
869	Samsung Electronics Co., Ltd.	1,243,880
45,573	Xilinx, Inc.	1,636,071
		7,497,003
Electronic Connectors – 3.1%
53,032	Amphenol Corp. – Class A	3,431,170
Electronic Design Automation – 1.2%
98,059	Cadence Design Systems, Inc.*	1,324,777
Electronic Measuring Instruments – 0.9%
12,772	Agilent Technologies, Inc.	522,886
800	Keyence Corp.**	220,831
8,534	National Instruments Corp.	220,262
		963,979
Electronic Parts Distributors – 0.8%
465,000	WPG Holdings, Ltd.	611,736
258,975	WT Microelectronics Co., Ltd.	322,807
		934,543
Electronics – Military – 1.0%
41,812	Ultra Electronics Holdings PLC**	1,119,012
Enterprise Software/Services – 9.7%
21,943	Aveva Group PLC**	780,175
62,167	Informatica Corp.*	1,884,903
7,351	Microstrategy, Inc. – Class A*	686,436
158,614	Oracle Corp.**	5,285,019
36,930	PROS Holdings, Inc.*	675,450
5,176	Workday, Inc. – Class A	282,092
25,540	Workday, Inc. – Private Placement°°,§	1,322,461
		10,916,536
Entertainment Software – 0.5%
59,000	Nexon Co., Ltd.**	595,599
Finance – Credit Card – 1.2%
24,080	American Express Co.	1,384,118
Industrial Automation and Robotics – 2.2%
13,349	FANUC Corp.**	2,482,861
Instruments – Controls – 1.0%
33,926	Sensata Technologies Holding N.V.*	1,101,916
Internet Applications Software – 0.8%
27,200	Tencent Holdings, Ltd.	885,250
Internet Content – Entertainment – 0.8%
49,945	Youku Tudou, Inc. (ADR)*	910,997
Internet Content – Information/News – 1.2%
7,198	LinkedIn Corp. – Class A*	826,474
26,875	Yelp, Inc.*	506,594
		1,333,068
Internet Gambling – 1.0%
606,002	Bwin.Party Digital Entertainment PLC**	1,096,930
Medical Information Systems – 1.3%
19,417	athenahealth, Inc.*	1,426,179

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Multimedia – 2.0%
56,250	News Corp. – Class A	$1,436,625
16,132	Walt Disney Co.	803,212
		2,239,837
Networking Products – 1.8%
103,896	Cisco Systems, Inc.	2,041,556
Printing – Commercial – 0.7%
24,593	VistaPrint N.V. (U.S. Shares)*	808,126
REIT – Diversified – 0.5%
7,489	American Tower Corp.	578,675
Semiconductor Components/Integrated Circuits – 4.7%
352,188	Atmel Corp.*	2,306,831
54,297	Cypress Semiconductor Corp.	588,580
726,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,429,942
		5,325,353
Software Tools – 1.6%
19,168	VMware, Inc. – Class A*	1,804,476
Telecommunication Services – 3.0%
76,370	Amdocs, Ltd. (U.S. Shares)**	2,595,816
1,307,000	Tower Bersama Infrastructure Tbk PT	774,369
		3,370,185
Television – 0.9%
25,100	CBS Corp. – Class B	955,055
Toys – 1.0%
10,032	Nintendo Co., Ltd.**	1,070,602
Transactional Software – 1.1%
23,361	Solera Holdings, Inc.	1,249,113
Web Portals/Internet Service Providers – 2.0%
3,134	Google, Inc. – Class A*	2,223,166
Wireless Equipment – 2.7%
16,764	Crown Castle International Corp.*	1,209,690
179,081	Telefonaktiebolaget L.M. Ericsson – Class B	1,802,062
		3,011,752

Total Common Stock (cost $85,645,083)		104,803,565

Purchased Options – Calls – 0.1%
22	Apple, Inc. expires February 2013 exercise price $540.00	56,213
36	Apple, Inc. expires January 2013 exercise price $645.00	1,217
63	Apple, Inc. expires February 2013 exercise price $585.00	67,258

Total Purchased Options – Calls (premiums paid $232,498)		124,688

Money Market – 6.7%
7,577,318	Janus Cash Liquidity Fund LLC, 0% (cost $7,577,318)	7,577,318

Total Investments (total cost $93,454,899) – 100.1%		112,505,571

Securities Sold Short – (0.6)%
Common Stock Sold Short – (0.6)%
Electronic Components – Semiconductors – (0.4)%
33,870	Imagination Technologies Group PLC*	(217,407)
17,608	NVIDIA Corp.	(216,402)
		(433,809)
Web Hosting/Design – (0.2)%
3,277	Rackspace Hosting, Inc.*	(243,383)

Total Securities Sold Short (proceeds $672,708)		(677,192)

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		556,485

Net Assets – 100%		$112,384,864

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$2,873,735	2.5%
Gibraltar	1,096,930	1.0%
Guernsey	2,595,816	2.3%
Indonesia	774,369	0.7%
Japan	4,798,896	4.3%
Netherlands	1,910,042	1.7%
South Korea	1,243,880	1.1%
Sweden	1,802,062	1.6%
Switzerland	3,040,611	2.7%
Taiwan	3,364,485	3.0%
United Kingdom	2,936,963	2.6%
United States††	86,067,782	76.5%

Total	$112,505,571	100.0%

††	Includes Cash Equivalents of 6.7%.

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(217,407)	32.1%
United States	(459,785)	67.9%

Total	$(677,192)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 1/10/13	218,000	$354,067	$(6,935)
Japanese Yen 1/10/13	70,100,000	809,310	74,084

		1,163,377	67,149

HSBC Securities (USA), Inc.:
British Pound 2/14/13	110,000	178,637	(599)
Japanese Yen 2/14/13	75,600,000	873,128	29,654

		1,051,765	29,055

JPMorgan Chase & Co.:
British Pound 1/24/13	240,000	389,783	(3,551)
Japanese Yen 1/24/13	62,300,000	719,376	38,163

		1,109,159	34,612

RBC Capital Markets Corp.:
Japanese Yen 1/17/13	88,800,000	1,025,287	55,978

Total		$4,349,588	$186,794

Schedule of Written Options – Puts	Value

Apple, Inc. expires February 2013 63 contracts exercise price $480.00	$(69,169)
Apple, Inc. expires January 2013 40 contracts exercise price $500.00	(25,385)
Apple, Inc. expires February 2013 22 contracts exercise price $465.00	(17,274)

Total Schedule of Written Options – Puts (premiums received $190,085)	$(111,828)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2012	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$93,455
Unaffiliated investments at value	$104,928
Affiliated investments at value	7,577
Cash	1
Deposits with broker for short sales	673
Receivables:
Investments sold	155
Portfolio shares sold	28
Dividends	29
Non-interested Trustees’ deferred compensation	2
Other assets	2
Forward currency contracts	198
Total Assets	113,593
Liabilities:
Payables:
Short sales, at value(1)	677
Options written, at value(2)	112
Portfolio shares repurchased	247
Advisory fees	60
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	23
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	73
Forward currency contracts	11
Total Liabilities	1,208
Net Assets	$112,385
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$97,945
Undistributed net investment loss*	(5)
Undistributed net realized loss from investment and foreign currency transactions*	(4,866)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,311
Total Net Assets	$112,385
Net Assets - Institutional Shares	$4,987
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	826
Net Asset Value Per Share	$6.04
Net Assets - Service Shares	$107,398
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,437
Net Asset Value Per Share	$6.16

*	See Note 5 in Notes to Financial Statements.
(1)	Includes proceeds of $672,708 on short sales.
(2)	Includes premiums of $190,085 on written options.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
Global
For the fiscal year ended December 31, 2012	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Interest proceeds from short sales	1
Dividends	1,057
Dividends from affiliates	3
Foreign tax withheld	(38)
Total Investment Income	1,023
Expenses:
Advisory fees	737
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	16
Transfer agent fees and expenses	1
Registration fees	4
Custodian fees	25
Professional fees	46
Non-interested Trustees’ fees and expenses	3
Short sales dividend expense	6
Short sales interest expense	–
Stock loan fees	5
Fund administration fees	11
Distribution fees and shareholder servicing fees - Service Shares	249
Distribution fees and shareholder servicing fees - Service II Shares	26
Other expenses	21
Total Expenses	1,151
Expense and Fee Offset	–
Net Expenses	1,151
Net Investment Loss	(128)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	3,656
Net realized gain from short sales	108
Net realized loss from swap contracts	(7)
Net realized gain from written options contracts	292
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,804
Change in unrealized net appreciation/(depreciation) of short sales	(597)
Change in unrealized net appreciation/(depreciation) of swap contracts	(28)
Change in unrealized net appreciation/(depreciation) of written option contracts	(64)
Net Gain on Investments	19,164
Net Increase in Net Assets Resulting from Operations	$19,036

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment loss	$(128)	$(457)
Net realized gain from investment and foreign currency transactions	4,049	19,067
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,115	(28,449)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,036	(9,839)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,649	2,660
Service Shares(1)	47,531	8,690
Service II Shares	9,048	20,257
Redemption Fees
Service II Shares	2	34
Shares Repurchased
Institutional Shares	(2,797)	(2,753)
Service Shares(2)	(26,616)	(41,810)
Service II Shares(1)	(39,836)	(22,238)
Net Decrease from Capital Share Transactions	(10,019)	(35,160)
Net Increase/(Decrease) in Net Assets	9,017	(44,999)
Net Assets:
Beginning of period	103,368	148,367
End of period	$112,385	$103,368

Undistributed Net Investment Loss*	$(5)	$(37)

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of shares in the amount of 5,906,975 Service II Shares (valued at $37,017,239) for 6,038,701 Service Shares.
(2)	During the fiscal year ended December 31, 2011, Janus Aspen Global Technology Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $12,434,999 and $865,446, respectively, at the date of redemption.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$5.05	$5.53	$4.43	$2.82	$5.02
Income from Investment Operations:
Net investment income/(loss)	0.02	0.03	(0.04)	(0.04)	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.97	(0.51)	1.14	1.65	(2.28)
Total from Investment Operations	0.99	(0.48)	1.10	1.61	(2.19)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	(0.01)
Net Asset Value, End of Period	$6.04	$5.05	$5.53	$4.43	$2.82
Total Return	19.60%	(8.68)%	24.83%	57.09%	(43.70)%
Net Assets, End of Period (in thousands)	$4,987	$4,275	$4,803	$2,835	$1,395
Average Net Assets for the Period (in thousands)	$4,947	$4,972	$3,825	$2,218	$3,000
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.76%	0.80%	0.87%	0.95%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.76%(1)	0.80%(1)	0.87%(1)	0.95%(1)	0.85%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.14%	(0.10)%	(0.23)%	(0.31)%	0.04%(2)
Portfolio Turnover Rate	56%	83%	79%	101%	92%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$5.17	$5.66	$4.55	$2.90	$5.18
Income from Investment Operations:
Net investment income/(loss)	0.01	–	(0.01)	–	–
Net gain/(loss) on investments (both realized and unrealized)	0.98	(0.49)	1.12	1.65	(2.28)
Total from Investment Operations	0.99	(0.49)	1.11	1.65	(2.28)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$6.16	$5.17	$5.66	$4.55	$2.90
Total Return	19.15%	(8.66)%	24.40%	56.90%	(43.97)%
Net Assets, End of Period (in thousands)	$107,398	$73,246	$112,809	$99,472	$62,274
Average Net Assets for the Period (in thousands)	$99,664	$94,128	$101,085	$78,097	$101,523
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.01%	1.04%	1.13%	1.22%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.01%(1)	1.04%(1)	1.13%(1)	1.22%(1)	1.11%(1)
Ratio of Net Investment Loss to Average Net Assets	(0.10)%	(0.36)%	(0.50)%	(0.56)%	(0.23)%(2)
Portfolio Turnover Rate	56%	83%	79%	101%	92%

*	See Note 5 in Notes to Financial Statements.
(1)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.75% in 2012, 0.77% in 2011, 0.76% in 2010, 0.91% in 2009, and 0.85% in 2008 for Institutional Shares and 1.00% in 2012, 1.01% in 2011, 1.02% in 2010, 1.17% in 2009, and 1.11% in 2008 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity Science & Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of December 31, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	$1,322,461	1.2%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	10/13/11	$338,660	$1,322,461	1.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2012. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Products	$6,380,733	$429,003	$–
E-Commerce/Services	2,686,891	1,077,488	–
Electronic Components – Semiconductors	5,215,347	2,281,656	–
Electronic Measuring Instruments	743,148	220,831	–
Electronic Parts Distributors	–	934,543	–
Electronics – Military	–	1,119,012	–
Enterprise Software/Services	8,813,900	2,102,636	–
Entertainment Software	–	595,599	–
Industrial Automation and Robotics	–	2,482,861	–
Internet Applications Software	–	885,250	–
Internet Content – Entertainment	–	910,997	–
Internet Gambling	–	1,096,930	–
Semiconductor Components/Integrated Circuits	2,895,411	2,429,942	–
Telecommunication Services	2,595,816	774,369	–
Toys	–	1,070,602	–

16 | DECEMBER 31, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Wireless Equipment	1,209,690	1,802,062	–
All Other	54,048,848	–	–

Money Market	–	7,577,318	–

Total Investments in Securities	$84,589,784	$27,791,099	$–

Investments in Purchased Options:	$–	$124,688	$–

Investments in Securities Sold Short:
Electronic Components – Semiconductors	$(216,402)	$(217,407)	$–
All Other	(243,383)	–	–

Total Investments in Securities Sold Short	$(459,785)	$(217,407)	$–

Other Financial Instruments(b):	$–	$74,966	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$20,881,639

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were converted to Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

18 | DECEMBER 31, 2012

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

Janus Aspen Series | 19

Notes to Financial Statements (continued)

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value

20 | DECEMBER 31, 2012

Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Levels of the fair value hierarchy during the fiscal year.

	Transfers In	Transfers Out
	Level 1 to	of Level 3 to
Portfolio	Level 2	Level 2

Janus Aspen Global Technology Portfolio	$12,764,842	$1,322,461

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

Financial assets were transferred from Level 3 to Level 2 due to the security now being valued using other observable inputs instead of using significant unobservable inputs.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s

Janus Aspen Series | 21

Notes to Financial Statements (continued)

(“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on

22 | DECEMBER 31, 2012

foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2011	3,955	$134,620
Options written	870	90,300
Options closed	(2,320)	(141,545)
Options expired	(2,330)	(60,775)
Options exercised	(175)	(22,600)

Options outstanding at December 31, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2011	705	$30,315
Options written	2,461	545,238
Options closed	(2,316)	(348,855)
Options expired	–	–
Options exercised	(725)	(36,613)

Options outstanding at December 31, 2012	125	$190,085

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of

Janus Aspen Series | 23

Notes to Financial Statements (continued)

inflation, or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

There were no swaps held by the Portfolio as of December 31, 2012.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$124,688	Options written, at value	$111,828
Foreign Exchange Contracts	Forward currency contracts	197,879	Forward currency contracts	11,085

Total		$322,567		$122,913

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$(6,532)	$321,881	$–	$315,349

Foreign Exchange Contracts	–	–	–	80,554	80,554

Total	$–	$(6,532)	$321,881	$80,554	$395,903

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$(27,857)	$(171,981)	$–	$(199,838)

Foreign Exchange Contracts	–	–	–	194,377	194,377

Total	$–	$(27,857)	$(171,981)	$194,377	$(5,461)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

24 | DECEMBER 31, 2012

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep

Janus Aspen Series | 25

Notes to Financial Statements (continued)

arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market equity securities (also known as “A Shares”).

Real Estate Investing
The Portfolio may invest in equity securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest

26 | DECEMBER 31, 2012

that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital

Janus Aspen Series | 27

Notes to Financial Statements (continued)

employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer being charged by the Portfolio. Total redemption fees for the fiscal year ended December 31, 2012 were $2,043.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$46,436,223	$(39,075,905)	$3,265	$7,577,318

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(621)	$(4,440,738)	$76,448	$18,805,328

28 | DECEMBER 31, 2012

During the fiscal year ended December 31, 2012, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$8,024,913

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$93,695,759	$21,474,200	$(2,664,388)

Information on the tax components of securities sold short as of December 31, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(672,708)	$(19,734)	$15,250

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(168,353)

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(544,760)

Janus Aspen Series | 29

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus Aspen Global Technology Portfolio
For the fiscal years ended December 31 (all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	459	473
Reinvested dividends and distributions	–	–
Shares repurchased	(479)	(496)
Net Increase/(Decrease) in Portfolio Shares	(20)	(23)
Shares Outstanding, Beginning of Period	846	869
Shares Outstanding, End of Period	826	846
Transactions in Portfolio Shares – Service Shares
Shares sold	1,788	1,523
Shares sold – Service II Shares Conversion(1)	6,039	N/A
Reinvested dividends and distributions	–	–
Shares repurchased	(4,566)	(7,261)
Net Increase/(Decrease) in Portfolio Shares	3,261	(5,738)
Shares Outstanding, Beginning of Period	14,176	19,914
Shares Outstanding, End of Period	17,437	14,176
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,497	3,403
Reinvested dividends and distributions	–	–
Shares repurchased	(482)	(3,826)
Shares repurchased – Service II Shares Conversion(1)	(5,907)	N/A
Net Increase/(Decrease) in Portfolio Shares	(4,892)	(423)
Shares Outstanding, Beginning of Period	4,892	5,315
Shares Outstanding, End of Period	–	4,892
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$62,558,824	$79,432,573	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure

30 | DECEMBER 31, 2012

requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

32 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

34 | DECEMBER 31, 2012

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

36 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

2c. Swaps

A table listing swaps follows the Portfolio’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Portfolio, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

38 | DECEMBER 31, 2012

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | DECEMBER 31, 2012

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*	Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	During the Past Five Years

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32447	109-02-81119 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could their opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2014. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Portfolio Snapshot
INTECH’s mathematical investment process focuses solely on the covariance structure of the market and the correlations of stocks to potentially generate market-like returns at lower levels of absolute volatility over time.
Managed by INTECH Investment Management LLC

Performance Overview

Since inception on September 6, 2012 through the period ended December 31, 2012, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned -0.45%. This compares to the 0.33% return posted by the S&P 500 Index, the Portfolio’s benchmark.

Investment Strategy

INTECH’s mathematical investment process is designed to determine potentially more mean-variance efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with the potential to produce returns equal to the S&P 500 Index over time. In particular, the Portfolio attempts to achieve market-like returns while also reducing the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, low absolute volatility, and low correlation to one another. Once the stocks are identified and the Portfolio’s portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. Although the Portfolio may underperform its benchmark in sustained up markets, the strategy seeks to minimize losses in down markets. Over time and under normal market conditions, we believe that the Portfolio will achieve its investment objective of producing returns that are equal to the S&P 500 Index, but with lower absolute volatility.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. We believe the Portfolio remains well positioned for long-term growth of capital.

Outlook

Going forward, INTECH will continue building portfolios in a disciplined and deliberate manner. While other factors may influence performance over the short term, INTECH believes that the consistent application of its investment process will help the Portfolio meet its long term objectives. With over 25 years of experience in managing portfolios based on estimates of volatility or correlations, INTECH believes that the Portfolio remains well positioned to produce market-like returns over time without the volatility associated with capitalization-weighted equity indices.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

2 | DECEMBER 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Southern Co. Electric – Integrated	5.2%
General Mills, Inc. Food – Miscellaneous/Diversified	4.8%
Procter & Gamble Co. Cosmetics and Toiletries	4.4%
Altria Group, Inc. Tobacco	4.3%
Kimberly-Clark Corp. Consumer Products – Miscellaneous	4.3%

23.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Performance

Cumulative Total Return – for the period ended December 31, 2012		Expense Ratios – per the September 6, 2012 prospectus (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	–0.45%	0.91%	0.91%
S&P 500® Index	0.33%

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

See important disclosures on the next page.

4 | DECEMBER 31, 2012

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

Lipper does not rank this Portfolio as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weightings of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 6, 2012

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(9/6/12)	(12/31/12)	(9/6/12 - 12/31/12)†

Actual	$1,000.00	$995.50	$3.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

†	Actual expenses paid reflect only the inception period (September 6, 2012 to December 31, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Expenses are equal to the net annualized expense ratio of 1.01% for Service Shares multiplied by the average account value over the period, multiplied by 117/366 (to reflect the period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Common Stock – 97.7%
Aerospace and Defense – 0.4%
600	Lockheed Martin Corp.	$55,374
100	Raytheon Co.	5,756
		61,130
Agricultural Chemicals – 0.1%
100	Monsanto Co.	9,465
Agricultural Operations – 0%
300	Archer-Daniels-Midland Co.	8,217
Apparel Manufacturers – 0.1%
100	VF Corp.	15,097
Appliances – 0.1%
100	Whirlpool Corp.	10,175
Applications Software – 0.1%
800	Microsoft Corp.	21,384
Athletic Footwear – 0.3%
900	NIKE, Inc. – Class B	46,440
Beverages – Non-Alcoholic – 2.3%
2,600	Coca-Cola Co.	94,250
700	Dr. Pepper Snapple Group, Inc.	30,926
3,800	PepsiCo, Inc.	260,034
		385,210
Beverages – Wine and Spirits – 0%
200	Constellation Brands, Inc. – Class A*	7,078
Brewery – 0.1%
200	Molson Coors Brewing Co. – Class B	8,558
Broadcast Services and Programming – 0.1%
100	Discovery Communications, Inc. – Class A*	6,348
200	Scripps Networks Interactive, Inc. – Class A	11,584
		17,932
Building – Residential and Commercial – 0%
100	PulteGroup, Inc.*	1,816
Cable/Satellite Television – 0.6%
400	Cablevision Systems Corp. – Class A	5,976
1,900	Comcast Corp. – Class A	71,022
300	Time Warner Cable, Inc.	29,157
		106,155
Casino Hotels – 0.1%
100	Wynn Resorts, Ltd.	11,249
Cellular Telecommunications – 0.2%
4,500	Sprint Nextel Corp.*	25,515
Chemicals – Specialty – 0%
100	Ecolab, Inc.	7,190
Coatings and Paint Products – 2.0%
2,200	Sherwin-Williams Co.	338,404
Commercial Banks – 0.1%
100	BB&T Corp.	2,911
100	M&T Bank Corp.	9,847
		12,758
Commercial Services – 0.1%
600	Iron Mountain, Inc.	18,630
Commercial Services – Finance – 0.5%
200	Equifax, Inc.	10,824
3,300	H&R Block, Inc.	61,281
100	Moody’s Corp.	5,032
200	Paychex, Inc.	6,228
500	Western Union Co.	6,805
		90,170
Computers – 1.3%
400	Apple, Inc.	213,212
500	Dell, Inc.	5,065
		218,277
Computers – Memory Devices – 0.1%
300	NetApp, Inc.*	10,065
200	Seagate Technology PLC	6,096
		16,161
Consumer Products – Miscellaneous – 6.8%
5,900	Clorox Co.	431,998
8,600	Kimberly-Clark Corp.	726,098
		1,158,096
Containers – Paper and Plastic – 0%
200	Bemis Co., Inc.	6,692
Cosmetics and Toiletries – 5.5%
1,800	Colgate-Palmolive Co.	188,172
11,100	Procter & Gamble Co.	753,579
		941,751
Data Processing and Management – 0.4%
900	Dun & Bradstreet Corp.	70,785
Dialysis Centers – 0.5%
800	DaVita HealthCare Partners, Inc.*	88,424
Disposable Medical Products – 0.6%
1,100	C.R. Bard, Inc.	107,514
Distribution/Wholesale – 0.5%
1,700	Fastenal Co.	79,373
Diversified Banking Institutions – 0.2%
400	Citigroup, Inc.	15,824
300	JPMorgan Chase & Co.	13,191
		29,015
Diversified Operations – 0.2%
300	Illinois Tool Works, Inc.	18,243
300	Leggett & Platt, Inc.	8,166
		26,409
E-Commerce/Products – 0.2%
700	eBay, Inc.*	35,714
Electric – Integrated – 13.2%
400	Ameren Corp.	12,288
1,000	American Electric Power Co., Inc.	42,680
1,000	CMS Energy Corp.	24,380
7,900	Consolidated Edison, Inc.	438,766
1,700	Dominion Resources, Inc.	88,060
200	DTE Energy Co.	12,010
600	Duke Energy Corp.	38,280
900	Edison International	40,671
700	Entergy Corp.	44,625
1,100	Exelon Corp.	32,714
500	FirstEnergy Corp.	20,880
1,000	NextEra Energy, Inc.	69,190
1,900	Pepco Holdings, Inc.	37,259

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares		Value

Electric – Integrated – (continued)

2,500	PG&E Corp.	$100,450
600	Pinnacle West Capital Corp.	30,588
3,100	PPL Corp.	88,753
900	Public Service Enterprise Group, Inc.	27,540
600	SCANA Corp.	27,384
20,800	Southern Co.	890,448
700	TECO Energy, Inc.	11,732
1,200	Wisconsin Energy Corp.	44,220
5,100	Xcel Energy, Inc.	136,221
		2,259,139
Electronic Components – Semiconductors – 0.1%
700	First Solar, Inc.*	21,616
Electronic Measuring Instruments – 0.1%
900	FLIR Systems, Inc.	20,079
Enterprise Software/Services – 0.4%
2,800	CA, Inc.	61,544
100	Oracle Corp.	3,332
		64,876
Entertainment Software – 0.1%
700	Electronic Arts, Inc.*	10,171
Filtration and Separations Products – 0.1%
200	Pall Corp.	12,052
Finance – Consumer Loans – 0%
200	SLM Corp.	3,426
Finance – Credit Card – 0.2%
100	Discover Financial Services	3,855
200	Visa, Inc. – Class A	30,316
		34,171
Finance – Other Services – 0.1%
200	CME Group, Inc.	10,142
Food – Confectionary – 2.0%
3,500	Hershey Co.	252,770
1,000	J.M. Smucker Co.	86,240
		339,010
Food – Dairy Products – 0.1%
1,200	Dean Foods Co.*	19,812
Food – Meat Products – 0.7%
3,400	Hormel Foods Corp.	106,114
800	Tyson Foods, Inc. – Class A	15,520
		121,634
Food – Miscellaneous/Diversified – 14.9%
3,000	Campbell Soup Co.	104,670
9,500	ConAgra Foods, Inc.	280,250
20,400	General Mills, Inc.	824,364
2,200	H.J. Heinz Co.	126,896
11,900	Kellogg Co.	664,615
1,800	Kraft Foods Group, Inc.	81,846
5,200	McCormick & Co., Inc.	330,356
5,300	Mondelez International, Inc. – Class A	134,991
		2,547,988
Food – Retail – 0.7%
2,200	Kroger Co.	57,244
3,400	Safeway, Inc.	61,506
		118,750
Food – Wholesale/Distribution – 0.8%
4,200	Sysco Corp.	132,972
Gas – Distribution – 0.3%
1,200	CenterPoint Energy, Inc.	23,100
300	NiSource, Inc.	7,467
400	Sempra Energy	28,376
		58,943
Gas – Transportation – 0.1%
500	AGL Resources, Inc.	19,985
Gold Mining – 0.4%
1,500	Newmont Mining Corp.	69,660
Hotels and Motels – 0%
100	Wyndham Worldwide Corp.	5,321
Independent Power Producer – 0.2%
1,300	NRG Energy, Inc.	29,887
Instruments – Scientific – 0.1%
500	PerkinElmer, Inc.	15,870
Internet Security – 0.3%
1,100	VeriSign, Inc.	42,702
Life and Health Insurance – 0.1%
300	Torchmark Corp.	15,501
Machinery – Farm – 0.1%
100	Deere & Co.	8,642
Medical – Biomedical and Genetic – 0.6%
1,000	Amgen, Inc.	86,320
100	Celgene Corp.*	7,872
100	Gilead Sciences, Inc.*	7,345
		101,537
Medical – Drugs – 5.3%
2,500	Abbott Laboratories	163,750
2,000	Bristol-Myers Squibb Co.	65,180
500	Eli Lilly & Co.	24,660
7,700	Johnson & Johnson	539,770
1,500	Merck & Co., Inc.	61,410
2,100	Pfizer, Inc.	52,668
		907,438
Medical – Generic Drugs – 0.1%
100	Mylan, Inc.*	2,748
100	Watson Pharmaceuticals, Inc.*	8,600
		11,348
Medical – HMO – 1.4%
1,500	Aetna, Inc.	69,450
400	Cigna Corp.	21,384
1,200	Coventry Health Care, Inc.	53,796
500	Humana, Inc.	34,315
900	UnitedHealth Group, Inc.	48,816
300	WellPoint, Inc.	18,276
		246,037
Medical – Wholesale Drug Distributors – 0.3%
200	AmerisourceBergen Corp.	8,636
500	McKesson Corp.	48,480
		57,116

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Medical Instruments – 0%
100	Medtronic, Inc.	$4,102
100	St. Jude Medical, Inc.	3,614
		7,716
Medical Labs and Testing Services – 0.7%
1,400	Laboratory Corp. of America Holdings*	121,268
Medical Products – 1.4%
600	Baxter International, Inc.	39,996
2,600	Becton, Dickinson and Co.	203,294
		243,290
Multi-Line Insurance – 1.3%
1,000	Allstate Corp.	40,170
100	Assurant, Inc.	3,470
3,400	Cincinnati Financial Corp.	133,144
800	Hartford Financial Services Group, Inc.	17,952
100	Loews Corp.	4,075
700	XL Group PLC	17,542
		216,353
Multimedia – 0.3%
100	Time Warner, Inc.	4,783
900	Walt Disney Co.	44,811
		49,594
Non-Hazardous Waste Disposal – 0.2%
800	Republic Services, Inc.	23,464
500	Waste Management, Inc.	16,870
		40,334
Oil and Gas Drilling – 0%
100	Ensco PLC – Class A	5,928
Oil Companies – Exploration and Production – 0.3%
300	Cabot Oil & Gas Corp.	14,922
400	EQT Corp.	23,592
200	Range Resources Corp.	12,566
200	Southwestern Energy Co.*	6,682
		57,762
Oil Companies – Integrated – 0.1%
100	Marathon Oil Corp.	3,066
200	Marathon Petroleum Corp.	12,600
		15,666
Oil Refining and Marketing – 0.3%
1,000	Tesoro Corp.	44,050
300	Valero Energy Corp.	10,236
		54,286
Pipelines – 0.4%
500	Kinder Morgan, Inc.	17,665
900	Spectra Energy Corp.	24,642
900	Williams Cos., Inc.	29,466
		71,773
Property and Casualty Insurance – 0.4%
100	Chubb Corp.	7,532
2,300	Progressive Corp.	48,530
100	Travelers Cos., Inc.	7,182
		63,244
Publishing – Books – 0.1%
400	McGraw-Hill Cos., Inc.	21,868
Publishing – Newspapers – 0%
300	Gannett Co., Inc.	5,403
Reinsurance – 0.1%
100	Berkshire Hathaway, Inc. – Class B*	8,970
REIT – Diversified – 0.3%
100	American Tower Corp.	7,727
600	Plum Creek Timber Co., Inc.	26,622
500	Weyerhaeuser Co.	13,910
		48,259
REIT – Health Care – 0.2%
100	HCP, Inc.	4,518
400	Heath Care REIT, Inc.	24,516
100	Ventas, Inc.	6,472
		35,506
REIT – Storage – 0.1%
100	Public Storage	14,496
Retail – Apparel and Shoe – 0.5%
1,500	Ross Stores, Inc.	81,225
Retail – Auto Parts – 4.3%
1,500	AutoZone, Inc.*	531,645
2,300	O’Reilly Automotive, Inc.*	205,666
		737,311
Retail – Building Products – 1.3%
2,200	Home Depot, Inc.	136,070
2,200	Lowe’s Cos., Inc.	78,144
		214,214
Retail – Discount – 3.3%
700	Big Lots, Inc.*	19,922
200	Costco Wholesale Corp.	19,754
300	Family Dollar Stores, Inc.	19,023
2,300	Target Corp.	136,091
5,500	Wal-Mart Stores, Inc.	375,265
		570,055
Retail – Drug Store – 0.2%
600	CVS Caremark Corp.	29,010
200	Walgreen Co.	7,402
		36,412
Retail – Major Department Stores – 0.8%
3,200	TJX Cos., Inc.	135,840
Retail – Regional Department Stores – 0%
100	Kohl’s Corp.	4,298
Retail – Restaurants – 2.0%
2,800	McDonald’s Corp.	246,988
700	Starbucks Corp.	37,534
900	Yum! Brands, Inc.	59,760
		344,282
Savings/Loan/Thrifts – 0.1%
1,100	Hudson City Bancorp, Inc.	8,943
Super-Regional Banks – 0%
900	KeyCorp	7,578
Telecommunication Equipment – 0.3%
900	Harris Corp.	44,064
200	Juniper Networks, Inc.*	3,934
		47,998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares		Value

Telephone – Integrated – 2.3%
3,400	AT&T, Inc.	$114,614
3,200	CenturyLink, Inc.	125,184
5,600	Frontier Communications Corp.	23,968
2,800	Verizon Communications, Inc.	121,156
		384,922
Tobacco – 8.8%
23,500	Altria Group, Inc.	738,370
3,800	Lorillard, Inc.	443,346
600	Philip Morris International, Inc.	50,184
6,700	Reynolds American, Inc.	277,581
		1,509,481
Toys – 0.1%
100	Hasbro, Inc.	3,590
300	Mattel, Inc.	10,986
		14,576
Vitamins and Nutrition Products – 0.5%
1,200	Mead Johnson Nutrition Co.	79,068
Web Portals/Internet Service Providers – 0.5%
100	Google, Inc. – Class A*	70,937
900	Yahoo!, Inc.*	17,910
		88,847
Wireless Equipment – 0.2%
400	Crown Castle International Corp.*	28,864
200	Motorola Solutions, Inc.	11,136
		40,000

Total Common Stock (cost $16,792,397)		16,673,375

Money Market – 3.0%
508,305	Janus Cash Liquidity Fund LLC, 0% (cost $508,305)	508,305

Total Investments (total cost $17,300,702) – 100.7%		17,181,680

Liabilities, net of Cash, Receivables and Other Assets– (0.7)%		(111,754)

Net Assets – 100%		$17,069,926

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Ireland	$23,638	0.2%
United Kingdom	5,928	0.0%
United States††	17,152,114	99.8%

Total	$17,181,680	100.0%

††	Includes Cash Equivalents of 3.0%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

As of December 31, 2012
(all numbers in thousands except net asset value per share)	Janus Aspen INTECH U.S. Low Volatility Portfolio

Assets:
Investments at cost	$17,301
Unaffiliated investments at value	$16,673
Affiliated investments at value	508
Cash	60
Receivables:
Portfolio shares sold	211
Dividends	28
Due from adviser	8
Non-interested Trustees’ deferred compensation	–
Total Assets	17,488
Liabilities:
Payables:
Investments purchased	378
Portfolio shares repurchased	1
Dividends	–
Advisory fees	6
Audit fees	27
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	3
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	3
Total Liabilities	418
Net Assets	$17,070
Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,184
Undistributed net investment income	11
Undistributed net realized loss from investment and foreign currency transactions	(6)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(119)
Total Net Assets	$17,070
Net Assets - Service Shares	$17,070
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,721
Net Asset Value Per Share	$9.92

See Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statement of Operations

For the fiscal period ended December 31, 2012
(all numbers in thousands)	Janus Aspen INTECH U.S. Low Volatility Portfolio(1)

Investment Income:
Interest	$–
Dividends	74
Dividends from affiliates	–
Other Income	–
Total Investment Income	74
Expenses:
Advisory fees	12
Internal servicing expense - Service Shares	1
Shareholder reports expense	1
Transfer agent fees and expenses	–
Registration fees	1
Custodian fees	4
Professional fees	34
Non-interested Trustees’ fees and expenses	2
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	6
Other expenses	1
Total Expenses	62
Expense and Fee Offset	–
Net Expenses	62
Less: Excess Expense Reimbursement	(39)
Net Expenses after Expense Reimbursement	23
Net Investment Income	51
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(119)
Net Loss on Investments	(125)
Net Decrease in Net Assets Resulting from Operations	$(74)

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Changes in Net Assets

Janus Aspen
INTECH U.S. Low Volatility
For the fiscal period ended December 31	Portfolio
(all numbers in thousands)	2012(1)

Operations:
Net investment income	$51
Net realized loss from investment and foreign currency transactions	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(119)
Net Decrease in Net Assets Resulting from Operations	(74)
Dividends and Distributions to Shareholders:
Net Investment Income
Service Shares	(40)
Net Realized Gain/(Loss) from Investment Transactions
Service Shares	–
Net Decrease from Dividends and Distributions	(40)
Capital Share Transactions:
Shares Sold
Service Shares	17,376
Reinvested Dividends and Distributions
Service Shares	40
Shares Repurchased
Service Shares	(232)
Net Increase from Capital Share Transactions	17,184
Net Increase in Net Assets	17,070
Net Assets:
Beginning of period	–
End of period	$17,070

Undistributed Net Investment Income*	$11

*	See Note 5 in Notes to Financial Statements.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Financial Highlights

Service Shares

Janus Aspen
INTECH U.S. Low Volatility Portfolio
For a share outstanding during the fiscal period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.04
Net loss on investments (both realized and unrealized)	(0.08)
Total from Investment Operations	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.04)
Distributions (from capital gains)*	–
Total Distributions	(0.04)
Net Asset Value, End of Period	$9.92
Total Return**	(0.45)%
Net Assets, End of Period (in thousands)	$17,070
Average Net Assets for the Period (in thousands)	$7,270
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%
Ratio of Net Investment Income to Average Net Assets***	2.20%
Portfolio Turnover Rate	2%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments and Other Information

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH U.S. Low Volatility Portfolio
Common Stock	$16,673,375	$–	$–

Money Market	–	508,305	–

Total Investments in Securities	$16,673,375	$508,305	$–

(a)	Includes fair value factors.

14 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period September 6, 2012 (inception date) through December 31, 2012. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of

Janus Aspen Series | 15

Notes to Financial Statements (continued)

contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year

16 | DECEMBER 31, 2012

ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when

Janus Aspen Series | 17

Notes to Financial Statements (continued)

providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the fiscal period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. The Portfolio may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

There were no derivatives held by the Portfolio during the fiscal period ended December 31, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-

18 | DECEMBER 31, 2012

Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2014 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.75

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires September 6, 2015. For the fiscal period ended December 31, 2012, total reimbursement by Janus Capital was $39,047 for the Portfolio. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $39,047.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital owns approximately 96% of INTECH. Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursements).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

20 | DECEMBER 31, 2012

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal period ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)
Janus Cash Liquidity Fund LLC	$11,508,305	$(11,000,000)	$493	$508,305

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Portfolio	at 9/6/2012	Purchases	Purchases	Redemptions	Redemptions	at 12/31/12

Janus Aspen INTECH U.S. Low Volatility Portfolio(1) - Service Shares	$–	$4,000,000	9/6/2012	$–	–	$4,000,000

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$11,162	$–	$(559)	$–	$(5,078)	$(273)	$(119,125)

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period ended December 31, 2012

	No Expiration		Accumulated
Portfolio	Short-Term	Long-Term	Capital Losses

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$(559)	$–	$(559)

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$17,300,805	$159,343	$(278,468)

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal period ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$40,152	$–	$–	$–

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

22 | DECEMBER 31, 2012

6.	Capital Share Transactions

Janus Aspen INTECH U.S. Low Volatility Portfolio
For the fiscal period ended December 31(all numbers in thousands)	2012(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	1,740
Reinvested dividends and distributions	4
Shares repurchased	(23)
Net Increase/(Decrease) in Portfolio Shares	1,721
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	1,721
(1) Period from September 6, 2012 (inception date) through December 31, 2012.

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$16,998,142	$200,002	$–	$–

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH U.S. Low Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period September 6, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

24 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period for Janus Aspen INTECH U.S. Low Volatility Portfolio

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital or INTECH Investment Management LLC (“INTECH”), the investment adviser and subadviser, respectively, of Janus Aspen INTECH U.S. Low Volatility Portfolio (the “New Portfolio”), considered the proposed investment advisory agreement and subadvisory agreement for the New Portfolio at a meeting held on June 21, 2012. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and INTECH in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately with their independent legal counsel. Based on the Trustees’ evaluation of information provided to them, as well as other information, including information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Portfolios, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Portfolio for an initial term through May 2014, subject to earlier termination as provided for in each agreement.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and INTECH, taking into account the investment objective and strategy of the New Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and INTECH that will be providing investment and risk management services to the New Portfolio. The Trustees also considered other services provided to the New Portfolio by Janus Capital, and the involvement of INTECH in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Portfolio, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and INTECH in monitoring adherence to the New Portfolio’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Portfolio and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and INTECH were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and INTECH had sufficient personnel, with the appropriate education and experience, to serve the New Portfolio effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of the New Portfolio in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital and INTECH to their separate account clients and to non-

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Portfolio relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Portfolio, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee paid by the New Portfolio and the subadvisory fee payable by Janus Capital to INTECH was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and INTECH charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and INTECH to realize economies of scale as the assets of the New Portfolio increases. The Trustees noted that the New Portfolio is part of the overall Janus funds complex, which means, among other things, that the New Portfolio shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital, INTECH, and their affiliates from their relationships with the New Portfolio. They recognized that two affiliates of Janus Capital separately serve the New Portfolio as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Portfolio therefor, the New Portfolio, Janus Capital, and INTECH may potentially benefit from their relationship with each other in other ways. They further concluded that success of the New Portfolio could attract other business to Janus Capital, INTECH, or other Portfolios, and that the success of Janus Capital and INTECH could enhance Janus Capital’s and INTECH’s ability to serve the New Portfolio.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Portfolio’s agreements were in the best interest of the New Portfolio and its shareholders.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

26 | DECEMBER 31, 2012

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12%

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the

28 | DECEMBER 31, 2012

subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Cumulative total returns are quoted for the Portfolio. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Portfolio. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and

30 | DECEMBER 31, 2012

prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal period ended December 31, 2012:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	100%

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

32 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 33

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

34 | DECEMBER 31, 2012

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 35

Notes

36 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32448	109-02-81127 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We believe the market often under-values predictable growth companies due to misunderstandings around the value of long-duration growth, company’s life cycle transition or management quality and incentives. We believe buying undervalued companies with strong competitive positions and predictable cash flows gives the portfolio the potential to outperform its benchmark and peers over time with lower volatility. We perform in-depth research and focus on a company’s long-term strategy, with a view formed independent of conversations with management, to identify predictable growth companies in attractive industries with reasonable valuations.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the 12-month period ended December 31, 2012, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 18.59% and 18.28%, respectively. Meanwhile for the same period, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 15.26% and its secondary benchmarks, the S&P 500 Index and the Core Growth Index, returned 16.00% and 15.64%, respectively.

Investment Environment

Equity markets enjoyed a significant climb in 2012. While markets experienced periods of volatility in the summer around Europe’s sovereign debt issues, and again at the end of the year when the U.S. neared the fiscal cliff, macroeconomic events generally had less influence on investor sentiment than they did in 2011. In 2012, correlations fell and investors began to once again recognize the underlying fundamentals of individual businesses.

Performance Discussion

Heading into 2012, we re-energized our focus on long-duration, high-quality growth companies. We emphasized companies with sustainable, long-term growth drivers. The companies we focused on had clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. We have experienced little turnover in the Portfolio since this transition, maintaining high conviction in these stocks. That conviction paid off this year, as many of these companies were rewarded for executing on the strategies that we believe make them successful. For the year, we were pleased to see the Portfolio outperform both its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmarks, the S&P 500 Index and the Core Growth Index, along with outperforming the majority of our peer group.

We generally take measured, but meaningful, positions with the stocks in our Portfolio, and have said before that outperformance depends on having a deep understanding of the growth drivers behind these companies and being “right” on a large number of them. We believe that played out this year, as most of the Portfolio’s relative outperformance was due to stock selection.

Our stock selection in the technology sector was the largest contributor to relative performance. Apple was our top contributor to the Portfolio’s performance. The stock fell in the fourth quarter, but was still up significantly for the one-year period. We believe the recent fall was in part due to investors selling the stock to take profits at the end of the year. The misexecution of the company’s maps capabilities in the iPhone 5 and the strength of some of its mobile competitors were headwinds for the stock in the fourth quarter. While we continue to monitor Apple’s strength relative to its competitors, we still view the company favorably. We think the company has a strong ecosystem of products. As customers are introduced to the brand and their understanding of how to use Apple products increases, they tend to buy more Apple products. We continue to see this play out as average household spending on Apple products is increasing both in the U.S. and internationally.

eBay was another top performer this year. We think eBay has created a significant competitive advantage in becoming an ecommerce platform that can partner with merchants, instead of competing against them. The company’s PayPal unit has launched offline services, which gives merchants that accept PayPal in their stores valuable marketing information on their customers that

2 | DECEMBER 31, 2012

(unaudited)

credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the ecommerce business, and offer promising growth potential as more retailers partner with eBay.

Our consumer staples holdings were also a large contributor to relative performance. Within the sector, some of our top contributors to performance were brewers and spirits companies. These companies represent a key theme in the Portfolio. Alcoholic beverage consumption is economically resilient, and generally represents a stable source of revenue. We believe alcoholic beverage companies will benefit from the growing wealth of a middle class in emerging markets that can spend more on beer and spirits. Some of the companies we invest in have made strategic acquisitions over the past decade to gain a foothold in these markets. In other cases, companies have used their size and scale to create wide distribution networks in emerging market countries, and these networks represent a significant barrier to potential new entrants.

Our energy holdings detracted from relative performance. The underperformance was due largely to two energy and production companies, which we sold during the year. Within the sector, we tend to focus more on specialized services and equipment companies, which we think are value creators over long periods and are less dependent on the price of the underlying commodity for growth.

Stepping outside of the energy sector, our largest detractor from the entire Portfolio’s performance was J.C. Penney. The company’s turnaround under new management took longer than expected and this weighed on performance. We sold the position after questions about management’s ability to execute on its intended strategy.

During the year we generally maintained a higher-than-normal allocation to cash. The cash allocation was also a drag on performance, but we like having the flexibility to take advantage of attractive opportunities when there is a market pullback.

Contributors

Apple was the top contributor during the period. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

eBay was another top contributor. The company has been seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

Oracle also rose during the year. The company provides a range of enterprise software and computer hardware products and services. We like the company for its recurring maintenance contracts, historically dominant market share and pricing power. Its generally stable cash flows are appealing to us as well.

Detractors

J.C. Penney was our largest detractor during the period. The company’s turnaround under new management has taken longer than expected and this has weighed on performance. We sold out the position after questions about management’s ability to execute on its intended strategy.

Zynga was another large detractor. Zynga provides online social game services, developing online games designed for play on social networking sites. We exited the position this year, as the quick shift to mobile and a more challenging competitive landscape undermined the attractiveness of the investment for the long term.

OGX Petroleo also fell. The Brazilian-based company and its subsidiaries are primarily engaged in the research, mining, refining, processing, trade and transportation of oil and natural gas. The company reported slower than expected well flow rates this year. We sold the stock to pursue companies with better risk/reward profiles.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the Portfolio. We sometimes sell calls on portions of existing long holdings. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. During the period, our aggregate derivative positions detracted from relative results. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Outlook

We think the near-term future is going to look much like the near-term past. The fiscal cliff was averted with a patchwork solution that simply pushes tougher decisions further down the road. We still need a long-term fiscal blue print to get our budget back on track. Until companies and consumers know what this plan looks like, we believe we will remain in an environment of slow, but positive economic growth, driven by reasonably resilient consumer spending, brands that have resonance and strength with consumers and a U.S. manufacturing renaissance driven by low energy costs.

While equity markets would generally benefit from a stronger economic backdrop, we think a slow-growth economy actually benefits our investment approach. In a growth-challenged world, companies with competitive advantages that can put up better-than-average growth should be rewarded. We believe this environment favors individual security selection and fundamental research that seeks to identify companies that are truly differentiated from their competitors.

Thank you for your investment in Janus Aspen Janus Portfolio.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.14%
eBay, Inc.	1.86%
Oracle Corp.	0.97%
Prada SpA	0.84%
Limited Brands, Inc.	0.78%

5 Bottom Performers – Holdings

Contribution

J.C. Penney Co., Inc.	–0.81%
Zynga, Inc. – Class A	–0.43%
OGX Petroleo e Gas Participacoes S.A.	–0.37%
Atmel Corp.	–0.19%
Facebook, Inc. – Class A	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	2.84%	28.76%	30.67%
Consumer Staples	1.69%	10.10%	12.59%
Consumer Discretionary	0.53%	16.91%	15.49%
Telecommunication Services	0.47%	1.14%	1.59%
Industrials	0.32%	11.42%	12.38%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Other**	–0.81%	3.21%	0.00%
Energy	–0.67%	8.97%	6.99%
Financials	–0.20%	3.13%	4.37%
Materials	–0.01%	3.44%	4.55%
Health Care	0.01%	12.95%	11.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Apple, Inc. Computers	8.0%
Oracle Corp. Enterprise Software/Services	2.9%
Limited Brands, Inc. Retail – Apparel and Shoe	2.9%
Precision Castparts Corp. Metal Processors and Fabricators	2.6%
eBay, Inc. E-Commerce/Products	2.3%

18.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	18.59%	1.12%	6.88%	6.89%	0.63%

Janus Aspen Janus Portfolio – Service Shares	18.28%	0.87%	6.62%	6.59%	0.88%

Russell 1000® Growth Index	15.26%	3.12%	7.52%	7.45%

S&P 500® Index	16.00%	1.66%	7.10%	8.09%

Core Growth Index	15.64%	2.41%	7.33%	7.81%

Lipper Quartile – Institutional Shares	1st	3rd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	39/237	105/193	86/144	15/23

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectuses or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,080.00	$2.67

Hypothetical (5% return before expenses)	$1,000.00	$1,022.57	$2.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,078.70	$3.97

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.86

†	Expenses are equal to the net annualized expense ratio of 0.51% for Institutional Shares and 0.76% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2012

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Common Stock – 95.2%
Agricultural Chemicals – 0.5%
31,426	Monsanto Co.	$2,974,471
Apparel Manufacturers – 2.8%
150,620	Coach, Inc.	8,360,916
729,500	Prada SpA**	7,052,666
		15,413,582
Applications Software – 1.4%
132,706	Intuit, Inc.	7,896,007
Athletic Footwear – 1.7%
184,264	NIKE, Inc. – Class B	9,508,022
Beverages – Wine and Spirits – 1.9%
89,200	Pernod-Ricard S.A.**	10,487,551
Brewery – 3.2%
114,438	Anheuser-Busch InBev N.V.**	9,999,444
163,437	SABMiller PLC**	7,691,454
		17,690,898
Cable/Satellite Television – 1.5%
83,678	Time Warner Cable, Inc.	8,132,665
Commercial Banks – 0.4%
172,500	Banco do Brasil S.A.	2,201,131
Commercial Services – Finance – 1.3%
14,726	MasterCard, Inc. – Class A	7,234,589
Computer Aided Design – 0.8%
66,000	ANSYS, Inc.*	4,444,440
Computers – 8.0%
83,283	Apple, Inc.**	44,392,337
Computers – Integrated Systems – 0.3%
30,537	Teradata Corp.*	1,889,935
Computers – Memory Devices – 0.4%
85,773	EMC Corp.*	2,170,057
Consulting Services – 0.6%
63,801	Verisk Analytics, Inc. – Class A*	3,253,851
Containers – Metal and Glass – 1.6%
192,128	Ball Corp.	8,597,728
Cosmetics and Toiletries – 1.1%
57,232	Colgate-Palmolive Co.	5,983,033
Distribution/Wholesale – 2.2%
85,482	Fastenal Co.	3,991,155
40,227	W.W. Grainger, Inc.	8,140,738
		12,131,893
Diversified Operations – 1.6%
159,062	Danaher Corp.	8,891,566
E-Commerce/Products – 2.9%
13,603	Amazon.com, Inc.*	3,416,257
251,379	eBay, Inc.*	12,825,357
		16,241,614
E-Commerce/Services – 0.5%
4,394	priceline.com, Inc.*	2,729,553
Electronic Components – Miscellaneous – 1.4%
212,146	TE Connectivity, Ltd. (U.S. Shares)	7,874,860
Electronic Components – Semiconductors – 0.9%
669,208	ON Semiconductor Corp.*	4,717,916
Electronic Connectors – 1.1%
93,270	Amphenol Corp. – Class A	6,034,569
Electronic Security Devices – 0.4%
74,071	Tyco International, Ltd. (U.S. Shares)	2,166,577
Enterprise Software/Services – 3.5%
97,535	Informatica Corp.*	2,957,261
487,850	Oracle Corp.	16,255,162
		19,212,423
Food – Retail – 0.5%
31,333	Whole Foods Market, Inc.	2,861,643
Industrial Automation and Robotics – 1.5%
44,200	FANUC Corp.**	8,221,025
Industrial Gases – 1.6%
80,209	Praxair, Inc.	8,778,875
Instruments – Controls – 1.2%
210,668	Sensata Technologies Holding N.V.*,**	6,842,497
Internet Content – Information/News – 0.3%
16,264	LinkedIn Corp. – Class A*	1,867,432
Internet Media – 0.4%
74,666	Facebook, Inc. – Class A*	1,988,356
Investment Management and Advisory Services – 0.9%
78,082	T. Rowe Price Group, Inc.	5,085,481
Life and Health Insurance – 0.7%
282,719	Prudential PLC**	3,944,236
Medical – Biomedical and Genetic – 3.8%
97,711	Celgene Corp.*	7,691,810
129,304	Gilead Sciences, Inc.*	9,497,379
88,580	Vertex Pharmaceuticals, Inc.*	3,715,045
		20,904,234
Medical – Drugs – 2.3%
64,931	Medivation, Inc.*	3,321,870
30,108	Shire PLC (ADR)**	2,775,355
114,143	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	6,822,327
		12,919,552
Medical – Generic Drugs – 1.8%
95,085	Perrigo Co.	9,891,693
Medical – HMO – 0.6%
75,633	Aetna, Inc.	3,501,808
Medical – Wholesale Drug Distributors – 1.0%
123,948	AmerisourceBergen Corp.	5,352,075
Medical Products – 1.5%
82,572	Covidien PLC (U.S. Shares)**	4,767,707
46,885	Varian Medical Systems, Inc.*	3,293,203
		8,060,910
Metal Processors and Fabricators – 2.6%
77,129	Precision Castparts Corp.	14,609,775
Multimedia – 0.7%
80,419	Walt Disney Co.	4,004,062
Oil and Gas Drilling – 0.7%
72,261	Helmerich & Payne, Inc.	4,047,339

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Oil Companies – Exploration and Production – 1.7%
39,101	EOG Resources, Inc.	$4,723,010
46,896	Noble Energy, Inc.	4,771,199
		9,494,209
Oil Companies – Integrated – 0.3%
79,541	Petroleo Brasileiro S.A. (ADR)	1,548,663
Oil Field Machinery and Equipment – 1.7%
99,683	Dresser-Rand Group, Inc.*	5,596,203
54,785	National Oilwell Varco, Inc.	3,744,555
		9,340,758
Pharmacy Services – 1.7%
178,924	Express Scripts Holding Co.*	9,661,896
Pipelines – 1.6%
174,895	Enterprise Products Partners L.P.	8,758,742
Recreational Vehicles – 0.2%
13,221	Polaris Industries, Inc.	1,112,547
REIT – Health Care – 0.4%
32,099	Ventas, Inc.	2,077,447
REIT – Regional Malls – 0.5%
17,742	Simon Property Group, Inc.	2,804,833
Retail – Apparel and Shoe – 2.9%
339,433	Limited Brands, Inc.	15,973,717
Retail – Auto Parts – 1.5%
23,698	AutoZone, Inc.*	8,399,282
Retail – Discount – 1.1%
63,602	Costco Wholesale Corp.	6,281,970
Retail – Major Department Stores – 3.1%
238,978	Nordstrom, Inc.	12,785,323
102,613	TJX Cos., Inc.	4,355,922
		17,141,245
Semiconductor Components/Integrated Circuits – 1.4%
502,383	Atmel Corp.*	3,290,609
1,279,942	Taiwan Semiconductor Manufacturing Co., Ltd.	4,284,001
		7,574,610
Soap and Cleaning Preparations – 1.0%
84,130	Reckitt Benckiser Group PLC**	5,269,386
Software Tools – 0.4%
21,153	VMware, Inc. – Class A*	1,991,343
Telecommunication Equipment – 0%
262	Nortel Networks Corp. (U.S. Shares)*	1
Telecommunication Services – 1.0%
155,510	Amdocs, Ltd. (U.S. Shares)**	5,285,785
Television – 1.9%
277,238	CBS Corp. – Class B	10,548,906
Tobacco – 0.9%
58,542	Philip Morris International, Inc.	4,896,453
Toys – 1.4%
205,709	Mattel, Inc.	7,533,064
Transportation – Railroad – 1.5%
60,477	Canadian Pacific Railway, Ltd. (U.S. Shares)	6,145,673
16,378	Union Pacific Corp.	2,059,042
		8,204,715
Transportation – Services – 0.7%
59,601	C.H. Robinson Worldwide, Inc.	3,767,975
Vitamins and Nutrition Products – 0.8%
65,878	Mead Johnson Nutrition Co.	4,340,701
Web Portals/Internet Service Providers – 1.0%
7,839	Google, Inc. – Class A*	5,560,751
Wireless Equipment – 2.4%
76,217	Crown Castle International Corp.*	5,499,819
138,917	Motorola Solutions, Inc.	7,734,898
		13,234,717

Total Common Stock (cost $397,435,123)		525,955,977

Purchased Options – Calls – 0.2%
153	Google, Inc. – Class A expires March 2013 exercise price $700.00	586,294
2,630	Microsoft Corp. expires January 2013 exercise price $30.00	2,513
180	Microsoft Corp. (LEAPS) expires January 2013 exercise price $30.00	172
775	Valeant Pharmaceuticals International, Inc. (U.S. Shares) expires January 2013 exercise price $52.50	591,716

Total Purchased Options – Calls (premiums paid $1,494,666)		1,180,695

Purchased Option – Put – 0%
1,620	SPDR S&P 500® Trust (ETF) expires January 2013 exercise price $140.00 (premiums paid $241,348)	204,944

Money Market – 4.4%
24,055,146	Janus Cash Liquidity Fund LLC, 0% (cost $24,055,146)	24,055,146

Total Investments (total cost $423,226,283) – 99.8%		551,396,762

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,101,630

Net Assets – 100%		$552,498,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$9,999,444	1.8%
Brazil	3,749,794	0.7%
Canada	12,968,001	2.3%
France	10,487,551	1.9%
Guernsey	5,285,785	1.0%
Ireland	4,767,707	0.9%
Italy	7,052,666	1.3%
Japan	8,221,025	1.5%
Jersey	2,775,355	0.5%
Netherlands	6,842,497	1.2%
Switzerland	10,041,437	1.8%
Taiwan	4,284,001	0.8%
United Kingdom	16,905,076	3.1%
United States††	448,016,423	81.2%

Total	$551,396,762	100.0%

††	Includes Cash Equivalents of 4.4%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 1/10/13	580,000	$942,013	$(18,450)
Euro 1/10/13	2,400,000	3,167,731	(95,365)
Japanese Yen 1/10/13	154,100,000	1,779,097	144,847

		5,888,841	31,032

HSBC Securities (USA), Inc.:
British Pound 2/14/13	3,355,000	5,448,419	(18,267)
Euro 2/14/13	3,800,000	5,017,164	(19,613)
Japanese Yen 2/14/13	204,800,000	2,365,299	74,903

		12,830,882	37,023

JPMorgan Chase & Co.:
British Pound 1/24/13	2,790,000	4,531,225	(41,278)
Euro 1/24/13	2,825,000	3,729,176	(38,003)
Japanese Yen 1/24/13	165,000,000	1,905,251	97,148

		10,165,652	17,867

RBC Capital Markets Corp.:
British Pound 1/17/13	2,350,000	3,816,701	(53,552)
Euro 1/17/13	2,640,000	3,484,735	(59,335)
Japanese Yen 1/17/13	130,000,000	1,500,984	81,950

		8,802,420	(30,937)

Total		$37,687,795	$54,985

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$423,226
Unaffiliated investments at value	$527,342
Affiliated investments at value	24,055
Receivables:
Investments sold	1,712
Portfolio shares sold	142
Dividends	221
Foreign dividend tax reclaim	21
Non-interested Trustees’ deferred compensation	9
Other assets	8
Forward currency contracts	399
Total Assets	553,909
Liabilities:
Payables:
Due to custodian	33
Investments purchased	243
Portfolio shares repurchased	420
Advisory fees	225
Fund administration fees	5
Internal servicing cost	1
Distribution fees and shareholder servicing fees	37
Non-interested Trustees’ fees and expenses	6
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	88
Forward currency contracts	344
Total Liabilities	1,411
Net Assets	$552,498
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$561,932
Undistributed net investment income*	3,662
Undistributed net realized loss from investment and foreign currency transactions*	(141,320)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	128,224
Total Net Assets	$552,498
Net Assets - Institutional Shares	$374,860
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,173
Net Asset Value Per Share	$26.45
Net Assets - Service Shares	$177,638
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,798
Net Asset Value Per Share	$26.13

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	9,119
Dividends from affiliates	32
Other Income	1
Foreign tax withheld	(147)
Total Investment Income	9,005
Expenses:
Advisory fees	2,687
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	2
Shareholder reports expense	46
Transfer agent fees and expenses	4
Registration fees	26
Custodian fees	37
Professional fees	30
Non-interested Trustees’ fees and expenses	13
Fund administration fees	55
Distribution fees and shareholder servicing fees - Service Shares	460
Other expenses	50
Total Expenses	3,413
Expense and Fee Offset	–
Net Expenses	3,413
Net Investment Income	5,592
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	25,071
Net realized gain from written options contracts	691
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	63,565
Net Gain on Investments	89,327
Net Increase in Net Assets Resulting from Operations	$94,919

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$5,592	$4,395
Net realized gain from investment and foreign currency transactions	25,762	80,589
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	63,565	(116,320)
Net Increase/(Decrease) in Net Assets Resulting from Operations	94,919	(31,336)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,082)	(2,290)
Service Shares	(796)	(943)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(6,428)	–
Service Shares	(3,132)	–
Net Decrease from Dividends and Distributions	(12,438)	(3,233)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,398	13,914
Service Shares	12,600	13,008
Reinvested Dividends and Distributions
Institutional Shares	8,510	2,290
Service Shares	3,928	943
Shares Repurchased
Institutional Shares	(51,784)	(65,293)
Service Shares	(45,293)	(64,807)
Net Decrease from Capital Share Transactions	(61,641)	(99,945)
Net Increase/(Decrease) in Net Assets	20,840	(134,514)
Net Assets:
Beginning of period	531,658	666,172
End of period	$552,498	$531,658

Undistributed Net Investment Income*	$3,662	$1,651

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$22.84	$24.26	$21.43	$15.81	$26.43
Income from Investment Operations:
Net investment income	0.27	0.20	0.16	0.12	0.22
Net gain/(loss) on investments (both realized and unrealized)	3.92	(1.48)	2.91	5.60	(10.68)
Total from Investment Operations	4.19	(1.28)	3.07	5.72	(10.46)
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.14)	(0.24)	(0.10)	(0.16)
Distributions (from capital gains)*	(0.44)	–	–	–	–
Total Distributions	(0.58)	(0.14)	(0.24)	(0.10)	(0.16)
Net Asset Value, End of Period	$26.45	$22.84	$24.26	$21.43	$15.81
Total Return	18.59%	(5.30)%	14.52%	36.26%	(39.70)%
Net Assets, End of Period (in thousands)	$374,860	$352,646	$424,037	$441,921	$353,051
Average Net Assets for the Period (in thousands)	$377,786	$393,230	$409,886	$380,924	$525,042
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.53%	0.62%	0.70%	0.68%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.53%	0.62%	0.70%(1)	0.68%	0.66%
Ratio of Net Investment Income to Average Net Assets	1.08%	0.81%	0.60%	0.59%	0.87%
Portfolio Turnover Rate	38%	90%	43%	56%	69%

Service Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$22.60	$24.03	$21.11	$15.59	$26.08
Income from Investment Operations:
Net investment income	0.17	0.09	0.03	0.07	0.14
Net gain/(loss) on investments (both realized and unrealized)	3.91	(1.41)	2.97	5.52	(10.50)
Total from Investment Operations	4.08	(1.32)	3.00	5.59	(10.36)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.11)	(0.08)	(0.07)	(0.13)
Distributions (from capital gains)*	(0.44)	–	–	–	–
Total Distributions	(0.55)	(0.11)	(0.08)	(0.07)	(0.13)
Net Asset Value, End of Period	$26.13	$22.60	$24.03	$21.11	$15.59
Total Return	18.28%	(5.54)%	14.26%	35.93%	(39.85)%
Net Assets, End of Period (in thousands)	$177,638	$179,012	$242,135	$2,046,895	$1,152,236
Average Net Assets for the Period (in thousands)	$184,029	$216,273	$962,905	$1,528,802	$1,251,357
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.78%	0.87%	0.92%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.78%	0.87%	0.92%(1)	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.56%	0.39%	0.32%	0.61%
Portfolio Turnover Rate	38%	90%	43%	56%	69%

*	See Note 5 in Notes to Financial Statements.
(1)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% in 2010 for Institutional Shares and 0.92% in 2010 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Apparel Manufacturers	$8,360,916	$7,052,666	$–
Beverages – Wine and Spirits	–	10,487,551	–
Brewery	–	17,690,898	–
Commercial Banks	–	2,201,131	–
Industrial Automation and Robotics	–	8,221,025	–
Life and Health Insurance	–	3,944,236	–
Medical – Drugs	10,144,197	2,775,355	–
Oil Companies – Integrated	–	1,548,663	–
Semiconductor Components/Integrated Circuits	3,290,609	4,284,001	–
Soap and Cleaning Preparations	–	5,269,386	–
All Other	440,685,343	–	–

Money Market	–	24,055,146	–

Total Investments in Securities	$462,481,065	$87,530,058	$–

Investments in Purchased Options:	$–	$1,385,639	$–

Other Financial Instruments(b):	$–	$54,985	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

16 | DECEMBER 31, 2012

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$98,988,606

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

18 | DECEMBER 31, 2012

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

Janus Aspen Series | 19

Notes to Financial Statements (continued)

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative

20 | DECEMBER 31, 2012

information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Janus Portfolio	$47,790,101

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security

22 | DECEMBER 31, 2012

underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	1,647	951,413
Options closed	(685)	(783,584)
Options expired	(651)	(130,273)
Options exercised	(311)	(37,556)

Options outstanding at December 31, 2012	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$1,385,639
Foreign Exchange Contracts	Forward currency contracts	398,848	Forward currency contracts	$343,863

Total		$1,784,487		$343,863

Janus Aspen Series | 23

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(1,106,150)	$–	$(1,106,150)

Foreign Exchange Contracts	–	–	–	(234,540)	(234,540)

Total	$–	$–	$(1,106,150)	$(234,540)	$(1,340,690)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(350,375)	$–	$(350,375)

Foreign Exchange Contracts	–	–	–	(662,183)	(662,183)

Total	$–	$–	$(350,375)	$(662,183)	$(1,012,558)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that

24 | DECEMBER 31, 2012

country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing
The Portfolio may invest in equity securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2012, the Portfolio recorded a Performance Adjustment of $(908,978).

26 | DECEMBER 31, 2012

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$125,229,755	$(121,674,534)	$32,058	$24,055,146

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Janus Portfolio(1)	$3,670,619	$–	$(140,331,383)	$–	$(975,805)	$(10,074)	$128,212,620

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(140,331,383)	$(140,331,383)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2012, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Janus Portfolio	$18,426,349

28 | DECEMBER 31, 2012

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio	$423,184,142	$137,580,647	$(9,368,027)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$2,878,313	$9,560,271	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$3,232,215	$–	$–	$–

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Janus Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	404	573
Reinvested dividends and distributions	351	94
Shares repurchased	(2,024)	(2,702)
Net Increase/(Decrease) in Portfolio Shares	(1,269)	(2,035)
Shares Outstanding, Beginning of Period	15,442	17,477
Shares Outstanding, End of Period	14,173	15,442
Transactions in Portfolio Shares – Service Shares
Shares sold	499	544
Reinvested dividends and distributions	164	39
Shares repurchased	(1,787)	(2,736)
Net Increase/(Decrease) in Portfolio Shares	(1,124)	(2,153)
Shares Outstanding, Beginning of Period	7,922	10,075
Shares Outstanding, End of Period	6,798	7,922

Janus Aspen Series | 29

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$205,235,634	$278,893,723	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

32 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

34 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

36 | DECEMBER 31, 2012

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gain Distributions

Portfolio

Janus Aspen Janus Portfolio	$9,560,271

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio	100%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | DECEMBER 31, 2012

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2006-2011) for Janus Aspen Global Technology Portfolio and Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32249	109-02-81111 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Moderate Allocation Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Moderate Allocation Portfolio (unaudited)

Portfolio Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a single portfolio, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

For the 12 months ended December 31, 2012, Janus Aspen Moderate Allocation Portfolio’s Institutional Shares and Service Shares returned 15.62% and 15.42%, respectively, compared with an 11.74% return by the Moderate Allocation Index. The index is an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets (Free) Index (2%). The Portfolio’s primary benchmark, the S&P 500 Index, returned 16.00% during the period.

Portfolio Name and Strategy Change

In May, Janus plans to change the Portfolio’s name to Janus Aspen Global Allocation Portfolio – Moderate and will increase its non-U.S. exposure to approximately 40%. Additionally, the Portfolio will include an allocation to the alternative investments asset category. The Portfolio’s primary benchmark will also change from the S&P 500 Index to the MSCI All Country World Index.

Economic Overview

The year was much better than it felt. Most major asset classes finished the year higher despite a series of crises, including the European sovereign debt issue, the U.S. fiscal cliff and geopolitics in general. Investors favored riskier assets as indicated by equities outperforming bonds, high-yield bonds outpacing investment grade bonds, emerging market equities outdoing developed markets and U.S. small-to-mid caps outperforming large caps. Overall, the returns were consistent with an improving global economy, accommodative central bank policies, an improving housing market in the U.S., China back on a growth footing and Europe not collapsing.

Portfolio Overview

The Portfolio only modestly underperformed its primary benchmark, the S&P 500 Index, despite an approximate 40% weighting to fixed income in a buoyant market. It also easily outperformed the Moderate Allocation Index.

In an environment in which gains were distributed across the asset class spectrum, it was not unusual to see the most significant contributors also being the largest holdings. Janus Aspen Flexible Bond Portfolio, the Fund’s largest holding, was also the largest contributor followed by Janus International Equity Fund, the fourth largest holding. The third and fourth largest contributors, respectively were INTECH U.S. Value Fund, the second largest holding, and Perkins Large Cap Value Fund, the third largest holding.

Similarly, our smallest holdings were also among the largest detractors. Janus Emerging Markets Fund and Janus Global Research Fund, which were both added to the Portfolio during 2012, were the most significant detractors. Janus Short-Term Bond Fund and Perkins Small Cap Value Fund, were the third and fourth on the top detractor list.

Outlook and Positioning

It’s difficult to know what or when the next crisis will be but we believe the best way to navigate uncertainty is with discipline. At some point, we believe that fundamentals will again trump the macroeconomic environment.

In terms of positioning, we added Janus Emerging Markets Fund at mid-year. We felt we needed explicit exposure to the emerging markets since it is a growing part of the strategic asset allocation of the Portfolio. Along the same lines, Janus Global Research Fund, which leverages Janus research insights in a direct manner, provides the Portfolio with a stronger global orientation, which we feel will be more important for the Portfolio and markets as a whole going forward.

2 | DECEMBER 31, 2012

(unaudited)

We also deliberately allowed a slight underweight in fixed income relative to the Moderate Allocation Index to persist throughout much of the year. This was the result of allowing equities to increase to a larger percentage, rather than as an explicit trade for the exposure. We remain comfortable with this exposure given what could prove to be a difficult fixed income market. Along those lines, we are also monitoring the duration (a measure of a bond price’s sensitivity to changes in interest rates) implied within the Portfolio’s fixed income investments.

Thank you for investing in Janus Aspen Moderate Allocation Portfolio.

Janus Aspen Series | 3

Janus Aspen Moderate Allocation Portfolio (unaudited)

Janus Aspen Moderate Allocation Portfolio (% of Net Assets)

Janus Aspen Flexible Bond Portfolio – Institutional Shares	35.3%
INTECH U.S. Value Fund – Class I Shares	10.8%
Perkins Large Cap Value Fund – Class N Shares	10.6%
Janus International Equity Fund – Class N Shares	9.1%
INTECH U.S. Growth Fund – Class I Shares	7.4%
Janus Short-Term Bond Fund – Class N Shares	5.3%
Janus Aspen Overseas Portfolio – Institutional Shares	5.2%
INTECH International Fund – Class I Shares	4.7%
Janus Research Fund – Class N Shares	4.0%
Janus Triton Fund – Class N Shares	2.2%
Janus Fund – Class N Shares	2.2%
Perkins Small Cap Value Fund – Class N Shares	2.1%
Janus Twenty Fund – Class D Shares	2.1%
Janus Global Research Fund – Class I Shares	2.0%
Janus Global Real Estate Fund – Class I Shares	1.9%
Janus Emerging Markets Fund – Class I Shares	0.9%

Janus Aspen Moderate Allocation Portfolio At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2012

*Includes Cash & Cash Equivalents of (5.8)%.

4 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012			Expense Ratios – per the May 1, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Moderate Allocation Portfolio – Institutional Shares	15.62%	11.17%	1.25%	1.12%

Janus Aspen Moderate Allocation Portfolio – Service Shares	15.42%	11.03%	1.50%	1.37%

S&P 500® Index	16.00%	15.07%

Moderate Allocation Index	11.74%	9.38%

Lipper Quartile – Institutional Shares	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	1/231	17/229

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Portfolio and to the underlying funds held within the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolio among underlying Janus funds. Performance of the Portfolio depends on that of the underlying funds, which are subject to the volatility of the financial markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

See important disclosures on the next page

Janus Aspen Series | 5

Janus Aspen Moderate Allocation Portfolio (unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – August 31, 2011

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,068.20	$2.34

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.40	$3.58

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51

†	Expenses are equal to the net annualized expense ratio of 0.45% for Institutional Shares and 0.69% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2012

Janus Aspen Moderate Allocation Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Mutual Funds(1) – 105.8%
Equity Funds – 65.2%
4,697	INTECH International Fund – Class I Shares	$35,230
3,722	INTECH U.S. Growth Fund – Class I Shares	55,193
7,473	INTECH U.S. Value Fund – Class I Shares	80,482
1,022	Janus Aspen Overseas Portfolio – Institutional Shares	38,811
757	Janus Emerging Markets Fund – Class I Shares	6,550
509	Janus Fund – Class N Shares	16,199
1,414	Janus Global Real Estate Fund – Class I Shares	14,490
949	Janus Global Research Fund – Class I Shares	14,839
6,034	Janus International Equity Fund – Class N Shares	68,492
921	Janus Research Fund – Class N Shares	29,930
917	Janus Triton Fund – Class N Shares	16,604
253	Janus Twenty Fund – Class D Shares	15,718
5,761	Perkins Large Cap Value Fund – Class N Shares	79,325
750	Perkins Small Cap Value Fund – Class N Shares	15,792
		487,655
Fixed Income Funds – 40.6%
20,932	Janus Aspen Flexible Bond Portfolio – Institutional Shares	263,745
12,834	Janus Short-Term Bond Fund – Class N Shares	39,528
		303,273

Total Investments (total cost $759,882) – 105.8%		790,928

Liabilities, net of Cash, Receivables and Other Assets– (5.8)%		(43,462)

Net Assets – 100%		$747,466

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Moderate
(all numbers in thousands except net asset value per share)	Allocation Portfolio

Assets:
Investments at cost	$760
Affiliated investments at value	791
Receivables:
Portfolio shares sold	35
Dividends	–
Due from adviser	48
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	874
Liabilities:
Payables:
Investments purchased	83
Portfolio shares repurchased	–
Advisory fees	–
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	43
Total Liabilities	127
Net Assets	$747
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$712
Undistributed net investment income*	–
Undistributed net realized gain from investment and foreign currency transactions*	4
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31
Total Net Assets	$747
Net Assets - Institutional Shares	$144
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Share	$11.00
Net Assets - Service Shares	$603
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	55
Net Asset Value Per Share	$10.98

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

8 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Moderate
(all numbers in thousands)	Allocation Portfolio

Investment Income:
Dividends from affiliates	$14
Total Investment Income	14
Expenses:
Advisory fees	–
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	56
Transfer agent fees and expenses	1
Registration fees	10
Professional fees	43
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	1
Other expenses	7
Total Expenses	118
Net Expenses	118
Less: Excess Expense Reimbursement	(115)
Net Expenses after Expense Reimbursement	3
Net Investment Income	11
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(1)	2
Capital gain distributions from Underlying Funds	7
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	38
Net Gain on Investments	47
Net Increase in Net Assets Resulting from Operations	$58

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statements of Changes in Net Assets

	Janus Aspen
	Moderate Allocation
For the fiscal year or period ended December 31	Portfolio
(all numbers in thousands)	2012	2011(1)

Operations:
Net investment income	$11	$4
Net realized gain/(loss) from investment and foreign currency transactions(2)	2	(1)
Capital gain distributions from Underlying Funds	7	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	38	(7)
Net Increase/(Decrease) in Net Assets Resulting from Operations	58	(1)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2)	(2)
Service Shares	(9)	(2)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(2)	–
Service Shares	(5)	–
Net Decrease from Dividends and Distributions	(18)	(4)
Capital Share Transactions:
Shares Sold
Institutional Shares	–	125
Service Shares	478	125
Reinvested Dividends and Distributions
Institutional Shares	4	2
Service Shares	14	2
Shares Repurchased
Service Shares	(38)	–
Net Increase from Capital Share Transactions	458	254
Net Increase in Net Assets	498	249
Net Assets:
Beginning of period	249	–
End of period	$747	$249

Undistributed Net Investment Income*	$–	$–

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Moderate Allocation Portfolio
For a share outstanding during each fiscal year or period ended December 31	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.32	(0.21)
Total from Investment Operations	1.52	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.17)
Distributions (from capital gains)*	(0.13)	–
Total Distributions	(0.31)	(0.17)
Net Asset Value, End of Period	$11.00	$9.79
Total Return**	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$144	$125
Average Net Assets for the Period (in thousands)	$137	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.60%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.87%	5.27%
Portfolio Turnover Rate	42%	7%^

Service Shares

	Janus Aspen Moderate Allocation Portfolio
For a share outstanding during each fiscal year or period ended December 31	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.33	(0.21)
Total from Investment Operations	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.17)
Distributions (from capital gains)*	(0.13)	–
Total Distributions	(0.31)	(0.17)
Net Asset Value, End of Period	$10.98	$9.79
Total Return**	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$603	$124
Average Net Assets for the Period (in thousands)	$316	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.73%	1.00%(3)
Ratio of Net Investment Income to Average Net Assets***	2.78%	5.28%
Portfolio Turnover Rate	42%	7%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Moderate Allocation Portfolio
Mutual Funds
Equity Funds	$–	$487,655	$–
Fixed Income Funds	–	303,273	–
Total Investments in Securities	$–	$790,928	$–

12 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Moderate Allocation Portfolio (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio in this report is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 55%-65% stocks and 35%-45% bonds and money market instruments for the Portfolio. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may

Janus Aspen Series | 13

Notes to Financial Statements (continued)

use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

14 | DECEMBER 31, 2012

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign

Janus Aspen Series | 15

Notes to Financial Statements (continued)

exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the fiscal year.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

16 | DECEMBER 31, 2012

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Aspen Flexible Bond Portfolio, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, and Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an

Janus Aspen Series | 17

Notes to Financial Statements (continued)

increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Aspen Global Technology Portfolio, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted

18 | DECEMBER 31, 2012

periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Portfolio or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio or underlying funds. The Portfolio or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities, if applicable.

The Portfolio or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Portfolio’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market equity securities (also known as “A Shares”).

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio, Janus Aspen Flexible Bond Portfolio, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than

20 | DECEMBER 31, 2012

expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the underlying funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Moderate Allocation Portfolio	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

22 | DECEMBER 31, 2012

Expense
Portfolio	Limit (%)

Janus Aspen Moderate Allocation Portfolio	0.39

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the fiscal year ended December 31, 2012, total reimbursement by Janus Capital was $115,073 for the Portfolio. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $172,195.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio’s Chief Compliance Officer and certain other Portfolio officers may be compensated by the Portfolio. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income and capital gains, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus Aspen Moderate Allocation Portfolio
INTECH International Fund – Class I Shares	3,827	$26,888	(1,598)	$(11,489)	$(105)	$839	$35,230
INTECH U.S. Growth Fund – Class I Shares	2,779	40,775	(957)	(14,031)	641	703	55,193
INTECH U.S. Value Fund – Class I Shares	5,589	58,399	(1,930)	(20,172)	1,002	1,442	80,482
Janus Aspen Flexible Bond Portfolio – Institutional Shares	16,458	208,385	(5,186)	(65,475)	130	7,256	263,745
Janus Aspen Overseas Portfolio – Institutional Shares	849	30,511	(245)	(9,765)	(961)	184	38,811
Janus Emerging Markets Fund – Class I Shares	887	7,184	(130)	(1,035)	(124)	29	6,550
Janus Fund – Class I Shares	70	2,174	(53)	(1,663)	138	–	–
Janus Fund – Class N Shares	305	9,466	(65)	(2,065)	27	154	16,199
Janus Global Real Estate Fund – Class I Shares	1,224	11,751	(831)	(7,825)	396	380	14,490
Janus Global Research Fund – Class I Shares	1,089	16,728	(140)	(2,142)	(16)	87	14,839
Janus International Equity Fund – Class I Shares	930	9,781	(676)	(7,485)	207	–	–
Janus International Equity Fund – Class N Shares	3,809	39,741	(1,066)	(11,399)	(81)	813	68,492
Janus Research Fund – Class I Shares	170	5,352	(108)	(3,405)	277	–	–
Janus Research Fund – Class N Shares	559	17,381	(271)	(8,563)	306	274	29,930
Janus Short-Term Bond Fund – Class I Shares	2,397	7,395	(1,350)	(4,158)	11	257	–
Janus Short-Term Bond Fund – Class N Shares	7,779	24,049	(1,677)	(5,195)	6	304	39,528
Janus Triton Fund – Class I Shares	120	2,174	(92)	(1,663)	111	–	–
Janus Triton Fund – Class N Shares	563	10,043	(113)	(2,065)	63	220	16,604
Janus Twenty Fund – Class D Shares	190	11,480	(71)	(4,310)	(88)	117	15,718
Perkins Large Cap Value Fund – Class I Shares	805	10,868	(613)	(8,317)	207	–	–
Perkins Large Cap Value Fund – Class N Shares	3,530	48,653	(726)	(10,259)	94	1,190	79,325
Perkins Small Cap Value Fund – Class I Shares	101	2,174	(76)	(1,663)	(78)	–	–
Perkins Small Cap Value Fund – Class N Shares	471	9,986	(94)	(2,047)	(67)	223	15,792

		$611,338		$(206,191)	$2,096	$14,472	$790,928

The seed capital contribution by Janus Capital or an affiliate as of December 31, 2012 is indicated in the following table.

Seed
Capital at
Portfolio	12/31/12

Janus Aspen Moderate Allocation Portfolio - Institutional Shares	$125,000
Janus Aspen Moderate Allocation Portfolio - Service Shares	125,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Moderate Allocation Portfolio	$907	$7,280	$–	$–	$–	$(11)	$27,595

24 | DECEMBER 31, 2012

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Moderate Allocation Portfolio	$763,333	$28,367	$(772)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Moderate Allocation Portfolio	$13,794	$4,239	$–	$–

For the fiscal period ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Moderate Allocation Portfolio(1)	$4,260	$–	$–	$–

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.

6.	Capital Share Transactions

	Janus Aspen Moderate
	Allocation Portfolio
For the fiscal year or period ended December 31 (all numbers in thousands)	2012	2011(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	13
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	13
Shares Outstanding, Beginning of Period	13	–
Shares Outstanding, End of Period	13	13
Transactions in Portfolio Shares – Service Shares:
Shares sold	44	13
Reinvested dividends and distributions	1	–
Shares repurchased	(3)	–
Net Increase/(Decrease) in Portfolio Shares	42	13
Shares Outstanding, Beginning of Period	13	–
Shares Outstanding, End of Period	55	13

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Moderate Allocation Portfolio	$611,338	$206,191	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Pending Changes to the Investment Strategy, Name and Benchmark Indices of the Portfolio

On December 7, 2012, the Board of Trustees of the Portfolio approved changes to the investment strategy, name, and benchmark indices of the Portfolio. These changes, each of which is described below, will be effective May 1, 2013.

The Portfolio’s principal investment strategies will change to reflect an allocation of approximately 40% of the Portfolio’s net assets to non-U.S. investments. Second, the Portfolio’s principal investment strategies will reflect a decrease in the amount of Portfolio assets to be allocated to each of the equity and fixed-income asset categories and will include an allocation to the “alternative investments” asset category.

To reflect the new global investment strategies of the Portfolio, the Portfolio’s name will change from Janus Aspen Moderate Allocation Portfolio to Janus Aspen Global Allocation Portfolio – Moderate.

The Portfolio’s primary benchmark index will change from the S&P 500 Index to the Morgan Stanley Capital International All Country World Index to reflect the global investment strategies of the Portfolio. Additionally, the Portfolio will change the name of its secondary benchmark index from Moderate Allocation Index to Global Moderate Allocation Index and its composition from an internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%), and the MSCI Emerging Markets Free Index (2%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%). The MSCI All Country World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Moderate Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Moderate Allocation Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

28 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

30 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Portfolio. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the

32 | DECEMBER 31, 2012

market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, changes in the target allocations, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 33

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gains Distributions

Portfolio

Janus Aspen Moderate Allocation Portfolio	$4,239

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Moderate Allocation Portfolio	$205	$1,595

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Moderate Allocation Portfolio	30%

34 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

36 | DECEMBER 31, 2012

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Aspen Moderate Allocation Portfolio	5/09-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32340	109-02-81125 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot I believe that company fundamentals drive share prices over the long-term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned 13.47% and 13.18%, respectively, over the 12-month period ended December 31, 2012. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 16.83%, and its secondary benchmark, the MSCI EAFE Index, returned 17.32% during the period.

Although absolute performance was positive during the period, the Portfolio significantly underperformed its benchmark indices for the second year in a row. I am very disappointed with the short-term performance of the Portfolio. Despite the recent poor performance, my investment approach has not changed, and I remain optimistic about the attractive valuations and long-term prospects for the companies in our Portfolio. Today’s risk averse markets create tremendous opportunities to buy strong franchises on sale around the world. In this environment, I have concentrated the Portfolio into our highest conviction ideas. When investors take a long-term view and become more comfortable owning risk assets, I believe the Portfolio can once again perform to my expectations and to the expectations of my fundholders.

Market Update

Although markets rebounded from depressed levels, the macroeconomic and political environment remained difficult. Amid the macro uncertainty, markets bifurcated between the greatly loved stocks and the very much unloved. Favored were sectors and countries perceived as defensive. Index returns underplay the impact; within countries and sectors we saw a wide performance gap between perceived defensive companies and companies with less near-term visibility in their businesses. For example, within the industrial sector, industrial gas companies, typically with predictable near-term revenues and cash flows, generally outperformed industrial stocks with more volatile earnings such as autos or airlines.

Stocks may have overreacted, in my view, but the uncertainty is not without cause. With a fiscal cliff in the U.S., a leadership change and slowing economy in China, Indian political inertia and corruption scandals, and the saga of the European sovereign debt crisis, markets had much to digest. The political fighting in Europe was most troubling as it raised fears that excessive government debt levels in a few European countries could spark a global financial crisis.

Austerity programs in Europe and businesses unwilling to take risk kept global economic growth below my expectations. In emerging markets, political issues added to a slowdown already impacted by poor demand in developed markets. I believe, however, that emerging markets have significantly better short-term and long-term growth prospects and generally stronger sovereign balance sheets than developed economies, yet the stock markets underperformed most European markets over the past 12 months. In dollar terms, the underperformance is even greater. I believe this emerging market relative weakness stems primarily from a low level of risk tolerance among investors.

Portfolio Positioning

While always opportunistic, Janus Aspen Overseas Portfolio took a particularly contrarian approach over the past few years. I added significant investments in depressed financials, cyclicals, and emerging market stocks. This approach achieved some success in prior years, but in the 2011-12 environment of investor risk aversion, contrarian investing clearly has not worked.

I am optimistic about the investment climate. In Europe, the European Central Bank (ECB) and national leaders are attempting to address sovereign balance sheet problems with a much broader approach than before. The ECB is creating a framework to support the sovereign debt markets of troubled countries, such as Spain and Italy, if those countries restructure their economies and government finances. This framework certainly does not solve Europe’s problems, but it can give troubled countries

2 | DECEMBER 31, 2012

(unaudited)

the time to make painful but necessary adjustments. In the U.S. post-election environment, there is the possibility of some progress in terms of addressing fiscal problems. In China, with the leadership transition now completed, I expect to see a resumption of the reform process, perhaps further government stimulus, and an acceleration of private and public sector investment.

My optimism about the medium and long-term potential for Janus Aspen Overseas Portfolio, however, is not based on the macro environment. It is based on the potential I see in our individual holdings. I have met with many of our top companies over past months and our analyst team has met with them much more frequently, as well as with their competitors and customers. I believe that the underlying health of the businesses and the long-term prospects are much better than their stock prices imply. Many of our companies are cyclical, with revenues and cash flows sensitive to the global macro environment, but these businesses are not vaporizing. In most cases, their competitive advantages are increasing, they are still generating significant cash flows, and the long-term prospects remain attractive. I can’t predict when the market’s risk appetite will return and when investors will consider these long-term factors but I am convinced that eventually stock market valuations will reflect the business values I see in our companies.

My strategy is to concentrate the Portfolio in our highest conviction ideas. I maintained large positions in some of our favorite international companies such as Li & Fung, a global leader in sourcing logistics for retailers; Reliance Industries, a leading Indian energy conglomerate; Banco Bilbao Vizcaya Argentaria (BBVA), a leading bank in Spain and Latin America; Petroleo Brasileiro (Petrobras), one of the world’s fastest growing large oil companies; and Nintendo, one of the world’s leading games companies. Periods of emerging market underperformance led me to increase the Portfolio’s overall weight in emerging markets during the year. I decreased our exposure to U.S. stocks when we sold or reduced Ford, Bank of America and Yahoo. The U.S. holdings that remain are special situations with compelling valuations.

Detractors from Performance

Relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index, the Portfolio’s holdings in Brazil hurt performance during the period. In developed markets, stocks held in Canada, Hong Kong, and Japan were significant negative contributors to relative performance. On a sector basis, the Portfolio’s investments in energy, consumer discretionary, and information technology hurt relative performance.

Currency detracted from the Portfolio’s absolute and relative performance during the period because of weakening emerging market currencies and corresponding underexposure to outperforming developed market currencies such as the Australian dollar and British pound. The Portfolio’s hedge against a weakening Japanese yen exposure marginally helped performance. I hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen.

Canadian oil and gas exploration company Niko Resources was the largest detractor during the period. The stock fell as a result of production shortfalls and a disagreement with the Indian government over gas pricing in the company’s key offshore Indian blocks as well as exploration disappointments in Indonesia. I believed that the stock price implied minimal value for Niko’s Indian assets and potential opportunities in Indonesia. I maintained our position in Niko during the period but continue to monitor the company’s exploration progress.

Petrobras was the second largest detractor. I believe the Brazilian integrated energy giant continued to perform well operationally by cutting costs and moving forward with efforts to re-accelerate production growth late in 2013. However, the Brazilian government’s unwillingness to raise prices of refined products to global levels has resulted in a significant reduction to the company’s potential cash flow. I think ultimately the government will raise prices, but I have been disappointed by how long it has taken.

Brazil-based oil and gas company OGX Petroleo e Gas Participacoes was the third largest detractor during the period. The stock fell after the company reported disappointing flow rates from new fields and reduced expectations for oil production over the next few years. I believed that OGX was taking action to mitigate some of the flow rate declines and that the stock valuation did not reflect the company’s long-term production profile and exploration potential offshore Brazil. I added to our position during the period but continue to monitor the company’s production and exploration results.

Contributors to Performance

U.S.-based airlines, Delta Air Lines and United Continental Holdings, were the largest positive contributors to performance. Both airlines benefited from improving prospects for industry consolidation, the latest being the proposed American Airlines merger with U.S. Airways. Delta also continued to perform well operationally, while United has improved some of its operational issues. Both remained large holdings during the period.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

Hong Kong-based China Overseas Land and Investment, a leading residential property developer in China, was the third largest positive contributor to performance during the period. China Overseas Land’s competitive advantages from scale, brand, balance sheet, and project execution positioned the company for strong volume growth despite a challenging environment for property development in China. I believed that the company’s advantages and growth were sustainable, but I cut this long-term holding based on valuation.

In aggregate, derivatives added to performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the Portfolio also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the derivatives section for a discussion of derivatives used by the Portfolio.

Investment Strategy and Outlook

I am disappointed in the underperformance of the Portfolio over the past two years. I did not foresee this continued difficult environment for global risk assets. I am a shareholder of Janus Aspen Overseas Portfolio, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have trusted me and Janus with your hard-earned money.

I recognize the near term problems for the global economy but remain optimistic as I look out further. Sovereign debt issues, fiscal cliffs, and political uncertainty will not forever hold back global growth. New technologies, urbanization, infrastructure development, trade, and the desire of people around the world for a better life will once again drive economic growth, in my view.

Conviction always is important but in difficult times, it is critical. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. The choppy market means opportunities to buy great companies at bargain prices. I believe that owning these businesses and staying the course will ultimately lead to solid long-term returns.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	2.14%
United Continental Holdings, Inc.	1.29%
China Overseas Land & Investment, Ltd.	1.24%
BNP Paribas S.A.	1.21%
Reliance Capital, Ltd.	0.96%

5 Bottom Performers – Holdings

Contribution

Niko Resources, Ltd.	–2.12%
Petroleo Brasileiro S.A. (ADR)	–1.88%
OGX Petroleo e Gas Participacoes S.A.	–1.48%
Turquoise Hill Resources, Ltd.	–1.16%
Nintendo Co., Ltd.	–0.93%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	1.78%	15.24%	10.59%
Financials	1.41%	24.02%	24.23%
Telecommunication Services	0.62%	0.29%	5.89%
Materials	0.27%	3.08%	11.30%
Utilities	0.00%	0.81%	3.80%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–6.78%	16.81%	11.15%
Consumer Discretionary	–3.24%	21.00%	9.32%
Information Technology	–1.85%	11.24%	6.41%
Consumer Staples	–0.18%	3.39%	10.19%
Other**	–0.15%	2.74%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Li & Fung, Ltd. Distribution/Wholesale	8.1%
Reliance Industries, Ltd. Oil Refining and Marketing	5.3%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	5.1%
United Continental Holdings, Inc. Airlines	5.0%
Delta Air Lines, Inc. Airlines	4.9%

28.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 27.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	13.47%	–3.67%	12.75%	10.56%	0.66%

Janus Aspen Overseas Portfolio – Service Shares	13.18%	–3.91%	12.47%	10.44%	0.91%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	16.83%	–2.89%	9.74%	N/A**

Morgan Stanley Capital International EAFE® Index	17.32%	–3.69%	8.21%	4.51%

Lipper Quartile – Institutional Shares	4th	3rd	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	278/300	116/215	4/151	1/34

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio (unaudited)

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 10.2% and 14.0% of its investments in Brazilian and Indian securities, respectively, as of December 31, 2012, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,136.40	$2.58

Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,134.90	$3.92

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.71

†	Expenses are equal to the net annualized expense ratio of 0.48% for Institutional Shares and 0.73% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2012

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2012

Shares		Value

Common Stock – 98.6%
Agricultural Operations – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	$1,803,222
Airlines – 9.9%
6,172,890	Delta Air Lines, Inc.*,**	73,272,204
3,257,538	United Continental Holdings, Inc.*,**	76,161,239
		149,433,443
Automotive – Cars and Light Trucks – 3.3%
890,411	Renault S.A.	49,120,108
Building – Residential and Commercial – 2.6%
6,586,500	MRV Engenharia e Participacoes S.A.	39,562,686
Commercial Banks – 9.1%
6,748,744	Banco Bilbao Vizcaya Argentaria S.A.	61,948,756
12,617,508	Commercial Bank of Ceylon PLC	10,171,052
5,961,060	Hatton National Bank PLC	6,946,996
1,637,655	Punjab National Bank	26,258,557
486,890	State Bank of India	21,522,087
1,124,139	Turkiye Halk Bankasi A/S	11,071,597
		137,919,045
Distribution/Wholesale – 9.6%
4,383,510	Adani Enterprises, Ltd.	21,793,434
68,129,940	Li & Fung, Ltd.	122,399,552
		144,192,986
Diversified Banking Institutions – 6.9%
699,915	BNP Paribas S.A.**	39,447,739
883,063	Deutsche Bank A.G.	38,468,510
710,960	Societe Generale S.A.	26,739,179
		104,655,428
Diversified Operations – 2.1%
696,201	Aitken Spence & Co. PLC	655,367
22,233,465	Melco International Development, Ltd.	26,452,106
302,885	Orascom Development Holding A.G.	4,187,656
		31,295,129
Diversified Operations – Commercial Services – 2.1%
18,303,333	John Keells Holdings PLC	31,578,504
E-Commerce/Services – 0.9%
605,955	Ctrip.com International, Ltd. (ADR)*	13,809,714
Electronic Components – Semiconductors – 3.0%
3,577,335	ARM Holdings PLC	45,735,893
Entertainment Software – 1.3%
1,999,200	Nexon Co., Ltd.**	20,181,712
Finance – Mortgage Loan Banker – 1.1%
1,069,135	Housing Development Finance Corp.	16,309,801
Food – Meat Products – 0.6%
2,841,324	JBS S.A.	8,440,007
Food – Retail – 0.8%
712,669	X5 Retail Group N.V. (GDR)	12,787,800
Hotels and Motels – 2.7%
19,933,835	Shangri-La Asia, Ltd.	40,167,969
Independent Power Producer – 0.5%
7,057,844	Adani Power, Ltd.*	8,066,386
Industrial Automation and Robotics – 2.2%
179,500	FANUC Corp.**	33,386,288
Internet Content – Entertainment – 1.4%
1,138,888	Youku Tudou, Inc. (ADR)*	20,773,317
Medical – Drugs – 2.5%
720,093	Jazz Pharmaceuticals PLC*	38,308,948
Metal – Diversified – 0.5%
924,885	Turquoise Hill Resources, Ltd.*	7,068,711
Metal – Iron – 3.4%
10,211,765	Fortescue Metals Group, Ltd.	50,651,588
Oil and Gas Drilling – 0.5%
1,343,952	Karoon Gas Australia, Ltd.*	7,555,258
Oil Companies – Exploration and Production – 4.7%
1,218,001	Cobalt International Energy, Inc.*	29,914,105
1,355,000	HRT Participacoes em Petroleo S.A.*	3,145,837
959,383	Niko Resources, Ltd.*	10,274,969
6,753,560	OGX Petroleo e Gas Participacoes S.A.*	14,810,587
1,548,075	Ophir Energy PLC*	12,894,789
		71,040,287
Oil Companies – Integrated – 6.4%
830,971	Pacific Rubiales Energy Corp.	19,311,887
3,954,905	Petroleo Brasileiro S.A. (ADR)**	77,002,000
		96,313,887
Oil Refining and Marketing – 5.3%
5,114,549	Reliance Industries, Ltd.	79,248,270
Property and Casualty Insurance – 1.6%
2,756,534	Reliance Capital, Ltd.	24,436,572
Real Estate Operating/Development – 4.5%
3,578,684	China Overseas Land & Investment, Ltd.	10,840,776
1,998,991	DLF, Ltd.	8,533,596
70,494,732	Evergrande Real Estate Group, Ltd.	39,994,969
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	9,112,315
		68,481,656
Steel – Producers – 2.5%
1,601,481	ThyssenKrupp A.G.	37,624,555
Sugar – 0.2%
5,539,932	Bajaj Hindusthan, Ltd.*	2,555,404
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	196,610
		2,752,014
Toys – 3.0%
430,100	Nintendo Co., Ltd.**	45,899,716
Wireless Equipment – 3.3%
4,913,195	Telefonaktiebolaget L.M. Ericsson – Class B	49,440,638

Total Common Stock (cost $1,515,165,981)		1,488,041,538

Money Market – 0.2%
2,571,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,571,000)	2,571,000

Total Investments (total cost $1,517,736,981) – 98.8%		1,490,612,538

Cash, Receivables and Other Assets, net of Liabilities**– 1.2%		18,832,425

Net Assets – 100%		$1,509,444,963

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$58,206,846	3.9%
Bermuda	162,567,521	10.9%
Brazil	152,073,432	10.2%
Canada	36,655,567	2.5%
Cayman Islands	76,381,222	5.1%
France	115,307,026	7.7%
Germany	76,093,065	5.1%
Hong Kong	37,292,882	2.5%
India	208,920,717	14.0%
Ireland	38,308,948	2.6%
Japan	99,467,716	6.7%
Netherlands	12,787,800	0.9%
Spain	61,948,756	4.2%
Sri Lanka	49,351,919	3.3%
Sweden	49,440,638	3.3%
Switzerland	4,187,656	0.3%
Turkey	11,071,597	0.7%
United Kingdom	58,630,682	3.9%
United States††	181,918,548	12.2%

Total	$1,490,612,538	100.0%

††	Includes Cash Equivalents of 0.2%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 1/10/13	2,925,000,000	$33,769,368	$2,879,676

HSBC Securities (USA), Inc.: Japanese Yen 2/14/13	2,955,000,000	34,128,215	1,171,777

JPMorgan Chase & Co.: Japanese Yen 1/24/13	3,131,000,000	36,153,571	1,917,927

RBC Capital Markets Corp.: Japanese Yen 1/17/13	2,990,000,000	34,522,623	1,884,848

Total		$138,573,777	$7,854,228

Total Return Swaps outstanding at December 31, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Morgan Stanley & Co. International PLC	$22,881,329	1 month USD LIBOR plus 85 basis points	Sberbank	1/17/13	$517,848
Morgan Stanley & Co. International PLC	5,112,755,531 JPY	1 month JPY LIBOR plus 50 basis points	Custom Japanese Basket	12/30/14	1,992,046
UBS A.G.	$25,156,283	1 month USD LIBOR plus 85 basis points	Sberbank	8/16/13	577,818

Total					$3,087,712

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,517,737
Unaffiliated investments at value	$1,488,042
Affiliated investments at value	2,571
Cash	66
Restricted cash (Note 1)	6,190
Receivables:
Investments sold	7,101
Portfolio shares sold	373
Dividends	–
Foreign dividend tax reclaim	102
Outstanding swap contracts at value	3,088
Non-interested Trustees’ deferred compensation	24
Other assets	28
Forward currency contracts	7,854
Total Assets	1,515,439
Liabilities:
Payables:
Portfolio shares repurchased	5,052
Dividends and interest on swap contracts	7
Advisory fees	549
Fund administration fees	12
Internal servicing cost	2
Distribution fees and shareholder servicing fees	209
Non-interested Trustees’ fees and expenses	34
Non-interested Trustees’ deferred compensation fees	24
Accrued expenses and other payables	105
Total Liabilities	5,994
Net Assets	$1,509,445
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,519,832
Undistributed net investment income*	35,116
Undistributed net realized loss from investment and foreign currency transactions*	(29,328)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(16,175)
Total Net Assets	$1,509,445
Net Assets - Institutional Shares	$492,360
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,969
Net Asset Value Per Share	$37.96
Net Assets - Service Shares	$1,017,085
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,465
Net Asset Value Per Share	$37.03

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$25,862
Dividends from affiliates	43
Other Income	12
Foreign tax withheld	(1,295)
Total Investment Income	24,622
Expenses:
Advisory fees	6,810
Internal servicing expense - Institutional Shares	5
Internal servicing expense - Service Shares	9
Shareholder reports expense	180
Transfer agent fees and expenses	12
Registration fees	40
Custodian fees	285
Professional fees	29
Non-interested Trustees’ fees and expenses	46
Fund administration fees	151
Distribution fees and shareholder servicing fees - Service Shares	2,496
Distribution fees and shareholder servicing fees - Service II Shares	169
Other expenses	139
Total Expenses	10,371
Expense and Fee Offset	(7)
Net Expenses	10,364
Net Investment Income	14,258
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	50,649
Net realized gain from swap contracts	31,031
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	88,813
Change in unrealized net appreciation/(depreciation) of swap contracts	11,131
Net Gain on Investments	181,624
Net Increase in Net Assets Resulting from Operations	$195,882

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$14,258	$10,355
Net realized gain from investment and foreign currency transactions	81,680	61,291
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	99,944	(852,659)
Net Increase/(Decrease) in Net Assets Resulting from Operations	195,882	(781,013)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,418)	(2,940)
Service Shares	(6,389)	(4,676)
Service II Shares	–	(1,005)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(52,074)	(6,131)
Service Shares	(114,512)	(12,299)
Service II Shares	–	(2,677)
Net Decrease from Dividends and Distributions	(176,393)	(29,728)
Capital Share Transactions:
Shares Sold
Institutional Shares	41,888	80,885
Service Shares(1)	301,398	191,200
Service II Shares	5,171	19,176
Redemption Fees
Service II Shares	9	22
Reinvested Dividends and Distributions
Institutional Shares	55,492	9,062
Service Shares	120,901	16,975
Service II Shares	–	3,681
Shares Repurchased
Institutional Shares	(84,612)	(125,552)
Service Shares	(291,726)	(319,424)
Service II Shares(1)	(207,795)	(92,445)
Net Decrease from Capital Share Transactions	(59,274)	(216,420)
Net Decrease in Net Assets	(39,785)	(1,027,161)
Net Assets:
Beginning of period	1,549,230	2,576,391
End of period	$1,509,445	$1,549,230

Undistributed Net Investment Income*	$35,116	$7,979

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of shares in the amount of 4,581,576 Service II Shares (valued at $194,963,005) for 4,609,055 Service Shares.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$38.15	$57.10	$45.89	$26.49	$65.36
Income from Investment Operations:
Net investment income	0.98	0.42	0.41	0.43	0.76
Net gain/(loss) on investments (both realized and unrealized)	3.39	(18.65)	11.15	20.22	(30.76)
Total from Investment Operations	4.37	(18.23)	11.56	20.65	(30.00)
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.23)	(0.35)	(0.21)	(0.63)
Distributions (from capital gains)*	(4.29)	(0.49)	–	(1.04)	(8.24)
Total Distributions	(4.56)	(0.72)	(0.35)	(1.25)	(8.87)
Net Asset Value, End of Period	$37.96	$38.15	$57.10	$45.89	$26.49
Total Return	13.59%	(32.25)%	25.33%	79.15%	(52.04)%
Net Assets, End of Period (in thousands)	$492,360	$473,616	$751,518	$716,237	$402,911
Average Net Assets for the Period (in thousands)	$490,614	$632,218	$708,368	$554,581	$736,913
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.49%	0.65%	0.68%	0.70%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.49%	0.65%	0.68%	0.70%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.09%	0.66%	0.47%	0.64%	1.31%
Portfolio Turnover Rate	36%	32%	30%	44%	56%

Service Shares

For a share outstanding during each fiscal year ended	Janus Aspen Overseas Portfolio
December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$37.38	$56.04	$45.08	$26.07	$64.56
Income from Investment Operations:
Net investment income	0.87	0.27	0.20	0.34	0.68
Net gain/(loss) on investments (both realized and unrealized)	3.31	(18.25)	11.03	19.86	(30.36)
Total from Investment Operations	4.18	(17.98)	11.23	20.20	(29.68)
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.19)	(0.27)	(0.15)	(0.57)
Distributions (from capital gains)*	(4.29)	(0.49)	–	(1.04)	(8.24)
Total Distributions	(4.53)	(0.68)	(0.27)	(1.19)	(8.81)
Net Asset Value, End of Period	$37.03	$37.38	$56.04	$45.08	$26.07
Total Return	13.30%	(32.41)%	25.02%	78.66%	(52.15)%
Net Assets, End of Period (in thousands)	$1,017,085	$896,544	$1,475,804	$1,254,824	$757,331
Average Net Assets for the Period (in thousands)	$998,304	$1,232,913	$1,328,827	$1,001,144	$1,251,214
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.74%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.74%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.41%	0.21%	0.39%	1.10%
Portfolio Turnover Rate	36%	32%	30%	44%	56%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°°  Schedule of Fair Valued Securities (as of December 31, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$1,803,222	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2012 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Overseas Portfolio	$196,610	0.0%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$–	$1,803,222
Automotive – Cars and Light Trucks	–	49,120,108	–
Building – Residential and Commercial	–	39,562,686	–
Commercial Banks	–	137,919,045	–
Distribution/Wholesale	–	144,192,986	–
Diversified Banking Institutions	–	104,655,428	–
Diversified Operations	–	31,295,129	–
Diversified Operations – Commercial Services	–	31,578,504	–
E-Commerce/Services	–	13,809,714	–
Electronic Components – Semiconductors	–	45,735,893	–
Entertainment Software	–	20,181,712	–
Finance – Mortgage Loan Banker	–	16,309,801	–

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Food – Meat Products	–	8,440,007	–
Food – Retail	–	12,787,800	–
Hotels and Motels	–	40,167,969	–
Independent Power Producer	–	8,066,386	–
Industrial Automation and Robotics	–	33,386,288	–
Internet Content – Entertainment	–	20,773,317	–
Metal – Iron	–	50,651,588	–
Oil and Gas Drilling	–	7,555,258	–
Oil Companies – Exploration and Production	40,189,074	30,851,213	–
Oil Companies – Integrated	19,311,887	77,002,000	–
Oil Refining and Marketing	–	79,248,270	–
Property and Casualty Insurance	–	24,436,572	–
Real Estate Operating/Development	–	68,481,656	–
Steel – Producers	–	37,624,555	–
Sugar	–	2,752,014	–
Toys	–	45,899,716	–
Wireless Equipment	–	49,440,638	–
All Other	194,811,102	–	–

Money Market	–	2,571,000	–

Total Investments in Securities	$254,312,063	$1,234,497,253	$1,803,222

Other Financial Instruments(b):	$–	$10,941,940	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$274,212,025

16 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were converted to Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for

18 | DECEMBER 31, 2012

“inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of December 31, 2012, Janus Aspen Overseas Portfolio had restricted cash in the amount of $6,190,000. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at December 31, 2012. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Overseas Portfolio	$789,828,108

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

20 | DECEMBER 31, 2012

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements

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Notes to Financial Statements (continued)

traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Outstanding swap contracts at value	$3,087,712		$–
Foreign Exchange Contracts	Forward currency contracts	7,854,228		–

Total		$10,941,940		$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$31,030,832	$–	$–	$31,030,832
Foreign Exchange Contracts	–	–	–	7,230,119	7,230,119

Total	$–	$31,030,832	$–	$7,230,119	$38,260,951

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$11,130,808	$–	$–	$11,130,808
Foreign Exchange Contracts	–	–	–	9,141,036	9,141,036

Total	$–	$11,130,808	$–	$9,141,036	$20,271,844

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is

22 | DECEMBER 31, 2012

unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market equity securities (also known as “A Shares”).

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of

24 | DECEMBER 31, 2012

computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2012, the Portfolio recorded a Performance Adjustment of $(3,154,356).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, Service II Shares were converted to Service Shares of the Portfolio. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf

Janus Aspen Series | 25

Notes to Financial Statements (continued)

of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer being charged by the Portfolio. Total redemption fees for the fiscal year ended December 31, 2012 were $8,787.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$455,549,127	$(499,247,245)	$43,098	$2,571,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Overseas Portfolio	$38,446,645	$–	$(19,352,232)	$–	$–	$(16,562)	$(29,464,861)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital

26 | DECEMBER 31, 2012

losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

			Accumulated
	No Expiration		Capital
Portfolio	Short-Term	Long-Term	Losses

Janus Aspen Overseas Portfolio	$–	$(19,352,232)	$(19,352,232)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio	$1,520,077,399	$289,726,813	$(319,191,674)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$9,807,602	$166,586,195	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$4,740,112	$24,987,881	$–	$(15,175,089)

Janus Aspen Series | 27

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Overseas Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,060	1,628
Reinvested dividends and distributions	1,715	176
Shares repurchased	(2,219)	(2,553)
Net Increase/(Decrease) in Portfolio Shares	556	(749)
Shares Outstanding, Beginning of Period	12,413	13,162
Shares Outstanding, End of Period	12,969	12,413
Transactions in Portfolio Shares – Service Shares
Shares sold	2,883	3,918
Shares sold – Service II Shares Conversion(1)	4,609	N/A
Reinvested dividends and distributions	3,829	336
Shares repurchased	(7,840)	(6,604)
Net Increase/(Decrease) in Portfolio Shares	3,481	(2,350)
Shares Outstanding, Beginning of Period	23,984	26,334
Shares Outstanding, End of Period	27,465	23,984
Transactions in Portfolio Shares – Service II Shares
Shares sold	113	368
Reinvested dividends and distributions	–	73
Shares repurchased	(293)	(1,872)
Shares repurchased – Service II Shares Conversion(1)	(4,582)	N/A
Net Increase/(Decrease) in Portfolio Shares	(4,762)	(1,431)
Shares Outstanding, Beginning of Period	4,762	6,193
Shares Outstanding, End of Period	–	4,762
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$540,970,940	$676,073,687	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods

28 | DECEMBER 31, 2012

within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

30 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

32 | DECEMBER 31, 2012

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

34 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Swaps

A table listing swaps follows the Portfolio’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Portfolio, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the

36 | DECEMBER 31, 2012

frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gain Distributions

Portfolio

Janus Aspen Overseas Portfolio	$166,586,195

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Overseas Portfolio	2%

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio	$1,255,024	$24,822,676

38 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

40 | DECEMBER 31, 2012

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32449	109-02-81120 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
The Portfolio seeks to invest in what we believe are fundamentally and financially strong mid-capitalization companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager

Performance Overview

During the 12 months ended December 31, 2012, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 11.14% and 10.79%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned 18.51%.

The Portfolio delivered double-digit gains but lagged the Russell Midcap Value Index. Stock selection (unlike in 2011 when it was positive) detracted. Our stock selection was particularly weak in consumer discretionary where our stocks delivered double digit gains but didn’t keep pace with the index’s sector return of almost 30%. Our 9.33% average cash position was also a detractor from performance during a period in which the Russell Midcap Value Index was up over 18%. We view cash as a residual of the process. If we are not finding a lot of attractive risk/rewards, cash may build. Our stock selection in financials was strong led by three long-term investments, two of which rebounded from 2011. Despite recent underperformance, the Portfolio has only modestly underperformed the Russell Midcap Value Index over the longer term with significantly less volatility.

Market Commentary

U.S. stocks posted impressive gains in 2012, with the S&P 500 Index rising 16.00% for the year. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Federal Reserve (Fed) stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%) and inflation does not rise above 2.5%. Corporate balance sheets remained on solid footing, and the large number of company share buybacks and dividend increases were supportive of equity levels. We also expect merger and acquisition activity to pick up in 2013. As for the economy, the U.S. labor and housing markets seem finally to be moving, at least modestly, in the right direction, as does consumer spending. Liquidity from central banks around the globe has been flowing unimpeded, particularly in the U.S. where the Fed has clearly stated its intent to keep interest rates low well into 2015 and embarked on a new round of quantitative easing efforts. European markets were firm as the European Central Bank’s (ECB’s) promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This is despite signs that GDP in Europe is heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

Stocks that hurt relative results

Western Union weighed the most on performance. The global money transfer company’s stock suffered after it announced a price cut in an attempt to increase sales. Benefiting from owning a large number of outlets, Western Union can normally command a premium price. However, in the near-term, the company is responding to competitive threats by reducing its price, which will negatively impact margins. The weak macroeconomic environment is also weighing on pricing and volumes. We feel it noteworthy that the company enacted similar reductions during 2008-09 and prices rebounded significantly 14 months later. We also continue to appreciate the company’s high free-cash-flow generation (the stock’s free cash flow yield is 12%), relatively strong balance sheet, increasing dividend and stock buybacks and the valuation at less than 10x reduced 2013 estimates.

Utility holding Exelon also detracted from performance during the year. Shares traded lower as the integrated utility’s power generation business experienced weak power prices and lackluster demand throughout 2012. Additionally, the company stated that it may have to revisit

2 | DECEMBER 31, 2012

(unaudited)

its dividend policy for a possible cut if power prices do not improve in the next six months. The stock’s reaction to news of a potential dividend cut was severe, as the company’s management team previously defended its dividend policy. Although power prices and demand fundamentals have only improved modestly over the short term, we think Exelon is well positioned to benefit from coal fired power generation retirements and any potential upside from an increase in power prices over a longer term time horizon. The company is navigating through a challenging commodity environment and we think further downside is limited since the stock is already reflecting a potential dividend cut.

Stocks that helped relative results

Discover Financial Services led our individual contributors. The credit card company benefited from increasing consensus earnings estimates during 2012. During the year 2013 earnings per share estimates increased from $3.40 to $4.40, which drove the stock performance. The company’s conservative underwriting has led Discover to experience all-time low net charge off numbers and early stage delinquencies, both of which we believe can persist for the next 12 months. Discover has a solid balance sheet with large excess capital ratios, and shareholders should benefit from increasing share repurchases and dividends. The stock’s appreciation has resulted in a less compelling risk/reward. However, we maintain a position because of the combination of balance sheet strength and an attractive valuation.

Staying in financials, Ameriprise Financial also aided performance. The stock rose after the company reported good earnings growth driven by cost controls. The company also boosted the dividend and continued to buy back stock. We trimmed our position as the stock’s appreciation made its risk/reward profile less attractive. Ameriprise remains a large holding based on our belief it is positioned for above average growth, is well capitalized, generates strong free cash flow, has been disciplined in returning capital to shareholders and has a reasonable valuation.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions slightly detracted from the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook and Positioning

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. Partial resolution of the fiscal cliff took until the very end of the year to complete and left open the question of sequestration (automatic budget cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This, combined with dampened business and consumer confidence, means that GDP in the fourth quarter and early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate term positives include: housing being in an uptrend, natural gas prices at low levels, enhanced U.S. manufacturing competitive advantage, and consumer balance sheets that are improving. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model a mild U.S. recession as part of our downside estimates for U.S. earnings. Our base case estimate is that GDP is likely to grow 2-3%.

Robust stock market performance in the U.S. and Europe was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate, especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our risk/reward targets have become less positive.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Thus many of our larger cap positions have approached our price objectives, which has led us to eliminate or reduce most of them. We have found some opportunities at the lower end of the capitalization spectrum to reinvest proceeds from our larger cap sales. In total our cash position declined slightly. We expect volatility, which has been relatively low this year, to pick up, which we believe will give us more attractive buying situations. Global liquidity growth has helped mute volatility. However, that growth has been down to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity. In the past, mergers and acquisitions have added to our returns.

The largest change in our sector weightings this year was an increase in financials. A large part of that was due to the fact that our financial stocks’ price appreciation was 27%, better than the benchmark or most other sectors. This left us slightly underweighted compared to the index, especially in real estate investment trusts (REITs). Our energy exposure declined to slightly above the benchmark as we adjusted to lower natural gas prices and the index weighting increased because of rebalancing. Our consumer weighting declined further relative to the benchmark as we cut back some of our larger cap names that had approached our price targets.

S&P 500 Index stocks offer growing dividends, a yield that is now above that of 10-year Treasuries and an over 5% risk premium relative to bonds, which is at the high end of its range over the last several decades. Despite stocks having a more favorable risk/reward profile than bonds, in our view, investors have been selling equities to buy fixed income. This could diminish investors’ ability to reach their long term financial goals. We think our Portfolio is an attractive investment option as we continue to focus on performing well in down markets, which we feel is the best way to outperform over the long term. In this context, despite a frustrating year on a relative basis, our double digit absolute return in 2012 was consistent with our annualized since inception return. Relatedly, even with our recent underperformance (about which we are clearly unhappy) the Portfolio has outperformed the Russell Midcap Value Index since the October 2007 peak. We believe this highlights the importance of not declining as much in a down market.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Discover Financial Services	0.62%
Ameriprise Financial, Inc.	0.53%
Allstate Corp.	0.51%
Weyerhaeuser Co.	0.43%
Thermo Fisher Scientific, Inc.	0.42%

5 Bottom Performers – Holdings

Contribution

Western Union Co.	–0.34%
Exelon Corp.	–0.27%
iShares Russell 2000® Index Fund (ETF) – Put expired August 2012 exercise price $75.00	–0.26%
RadioShack Corp.	–0.24%
Polycom, Inc.	–0.21%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	1.28%	26.03%	31.17%
Utilities	0.53%	3.15%	11.92%
Health Care	0.48%	11.52%	6.56%
Industrials	–0.47%	11.05%	10.82%
Telecommunication Services	–0.52%	2.13%	1.05%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	–1.85%	10.19%	7.65%
Other**	–1.78%	8.14%	0.00%
Consumer Discretionary	–1.40%	9.26%	10.42%
Information Technology	–1.08%	9.81%	9.25%
Materials	–0.59%	4.39%	5.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Ameriprise Financial, Inc. Investment Management and Advisory Services	1.4%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.4%
Jacobs Engineering Group, Inc. Engineering – Research and Development Services	1.4%
Fifth Third Bancorp Super-Regional Banks	1.3%
Laboratory Corp. of America Holdings Medical Labs and Testing Services	1.3%

6.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	11.14%	3.86%	N/A	10.61%#	0.84%	0.84%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	10.79%	3.51%	9.96%	9.96%*	1.10%	1.10%

Russell Midcap® Value Index	18.51%	3.79%	10.63%	10.63%**

Lipper Quartile – Service Shares	4th	1st	1st	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	233/251	19/177	11/87	11/87

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Service Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,068.40	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	$2.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,067.50	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01

†	Expenses are equal to the net annualized expense ratio of 0.54% for Institutional Shares and 0.79% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2012

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Common Stock – 85.4%
Aerospace and Defense – 0.9%
7,600	General Dynamics Corp.	$526,452
10,900	Rockwell Collins, Inc.	634,053
		1,160,505
Agricultural Chemicals – 0.6%
13,200	Mosaic Co.	747,516
Applications Software – 0.8%
16,300	Check Point Software Technologies, Ltd.*	776,532
11,700	Microsoft Corp.**	312,741
		1,089,273
Automotive – Truck Parts and Equipment – Original – 2.3%
45,300	Johnson Controls, Inc.	1,390,710
22,900	Lear Corp.	1,072,636
9,100	TRW Automotive Holdings Corp.*	487,851
		2,951,197
Beverages – Non-Alcoholic – 0.3%
8,200	Dr. Pepper Snapple Group, Inc.	362,276
Brewery – 0.8%
22,700	Molson Coors Brewing Co. – Class B	971,333
Building – Residential and Commercial – 0.7%
26,400	D.R. Horton, Inc.	522,192
11,400	M.D.C. Holdings, Inc.	419,064
		941,256
Cellular Telecommunications – 0.9%
47,200	Vodafone Group PLC (ADR)	1,188,968
Commercial Banks – 2.0%
15,000	Bank of Hawaii Corp.	660,750
17,100	CIT Group, Inc.*	660,744
9,400	Cullen / Frost Bankers, Inc.	510,138
2,784	First Republic Bank	91,259
65,544	Fulton Financial Corp.	629,878
		2,552,769
Commercial Services – Finance – 1.5%
18,000	Global Payments, Inc.	815,400
81,500	Western Union Co.	1,109,215
		1,924,615
Computers – Integrated Systems – 0.6%
25,000	Diebold, Inc.	765,250
Dental Supplies and Equipment – 0.5%
18,700	Patterson Cos., Inc.	640,101
Diversified Minerals – 1.0%
37,000	Teck Resources, Ltd. – Class B	1,344,950
Electric – Integrated – 2.4%
12,900	Entergy Corp.	822,375
24,500	Exelon Corp.	728,630
55,600	PPL Corp.	1,591,828
		3,142,833
Electronic Components – Miscellaneous – 1.1%
25,700	Garmin, Ltd.	1,049,074
17,700	Gentex Corp.	333,114
		1,382,188
Electronic Components – Semiconductors – 1.6%
27,000	Altera Corp.	929,880
60,000	QLogic Corp.*	583,800
17,400	Semtech Corp.*	503,730
		2,017,410
Electronic Measuring Instruments – 0.5%
15,800	Agilent Technologies, Inc.	646,852
Electronic Parts Distributors – 0.4%
11,000	Tech Data Corp.*	500,830
Electronic Security Devices – 0.9%
39,700	Tyco International, Ltd. (U.S. Shares)	1,161,225
Engineering – Research and Development Services – 2.8%
42,300	Jacobs Engineering Group, Inc.*	1,800,711
41,800	KBR, Inc.	1,250,656
13,836	URS Corp.	543,201
		3,594,568
Fiduciary Banks – 1.1%
29,500	State Street Corp.	1,386,795
Finance – Credit Card – 0.9%
29,400	Discover Financial Services	1,133,370
Finance – Investment Bankers/Brokers – 2.1%
13,700	Lazard, Ltd. – Class A	408,808
28,900	Raymond James Financial, Inc.	1,113,517
69,700	TD Ameritrade Holding Corp.	1,171,657
		2,693,982
Finance – Other Services – 0.3%
7,200	CME Group, Inc.	365,112
Food – Miscellaneous/Diversified – 0.6%
19,600	Unilever PLC (ADR)	758,912
Food – Retail – 0.6%
27,200	Kroger Co.	707,744
Food – Wholesale/Distribution – 0.7%
28,400	Sysco Corp.	899,144
Footwear and Related Apparel – 0.3%
9,900	Deckers Outdoor Corp.*	398,673
Gas – Transportation – 0.4%
13,700	AGL Resources, Inc.	547,589
Gold Mining – 1.0%
36,300	Goldcorp, Inc. (U.S. Shares)	1,332,210
Human Resources – 0.3%
12,900	Robert Half International, Inc.	410,478
Instruments – Scientific – 1.5%
12,100	PerkinElmer, Inc.	384,054
24,100	Thermo Fisher Scientific, Inc.	1,537,098
		1,921,152
Internet Security – 0.6%
40,500	Symantec Corp.*	761,805
Investment Management and Advisory Services – 3.3%
29,200	Ameriprise Financial, Inc.	1,828,796
60,700	Invesco, Ltd.	1,583,663
40,500	Och-Ziff Capital Management Group LLC – Class A	384,750
12,200	Waddell & Reed Financial, Inc. – Class A	424,804
		4,222,013

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Leisure & Recreation Products – 0.2%
11,098	WMS Industries, Inc.*	$194,215
Machinery – Farm – 0.8%
11,700	Deere & Co.	1,011,114
Machinery – General Industrial – 0.4%
20,650	Babcock & Wilcox Co.	541,030
Medical – Biomedical and Genetic – 1.1%
14,300	Charles River Laboratories International, Inc.*	535,821
18,500	Life Technologies Corp.*	907,980
		1,443,801
Medical – Generic Drugs – 0.6%
19,100	Teva Pharmaceutical Industries, Ltd. (ADR)	713,194
Medical – HMO – 1.6%
25,100	Aetna, Inc.	1,162,130
10,300	Health Net, Inc.*	250,290
11,000	WellPoint, Inc.	670,120
		2,082,540
Medical – Wholesale Drug Distributors – 0.7%
9,500	McKesson Corp.	921,120
Medical Instruments – 0.3%
12,200	St. Jude Medical, Inc.	440,908
Medical Labs and Testing Services – 1.9%
13,200	Covance, Inc.*	762,564
19,300	Laboratory Corp. of America Holdings*	1,671,766
		2,434,330
Medical Products – 1.6%
17,700	Hill-Rom Holdings, Inc.	504,450
14,100	Stryker Corp.	772,962
11,600	Zimmer Holdings, Inc.	773,256
		2,050,668
Medical Sterilization Products – 0.6%
21,800	STERIS Corp.	757,114
Metal – Aluminum – 0.3%
40,900	Alcoa, Inc.	355,012
Metal – Copper – 0.4%
14,000	Freeport-McMoRan Copper & Gold, Inc.	478,800
Metal Processors and Fabricators – 0.3%
13,700	Kaydon Corp.	327,841
Multi-Line Insurance – 1.0%
31,900	Allstate Corp.	1,281,423
Multimedia – 0.5%
11,800	Viacom, Inc. – Class B	622,332
Networking Products – 1.2%
41,200	Cisco Systems, Inc.	809,580
71,100	Polycom, Inc.*	743,706
		1,553,286
Non-Hazardous Waste Disposal – 0.7%
29,400	Republic Services, Inc.	862,302
Oil – Field Services – 0.4%
7,300	CARBO Ceramics, Inc.	571,882
Oil Companies – Exploration and Production – 5.6%
10,700	Anadarko Petroleum Corp.	795,117
12,800	Devon Energy Corp.	666,112
8,100	EQT Corp.	477,738
1	Lone Pine Resources, Inc.*	1
17,818	Noble Energy, Inc.	1,812,803
34,900	QEP Resources, Inc.	1,056,423
85,000	Talisman Energy, Inc.	963,050
25,000	Whiting Petroleum Corp.*	1,084,250
23,700	WPX Energy, Inc.	352,656
		7,208,150
Oil Companies – Integrated – 1.0%
24,400	Hess Corp.	1,292,224
Oil Field Machinery and Equipment – 0.2%
4,700	National Oilwell Varco, Inc.	321,245
Pipelines – 0.9%
25,600	Plains All American Pipeline L.P.	1,158,144
Property and Casualty Insurance – 0.6%
10,600	Travelers Cos., Inc.	761,292
Reinsurance – 3.0%
14,200	Everest Re Group, Ltd.	1,561,290
11,200	PartnerRe, Ltd.	901,488
25,600	Reinsurance Group of America, Inc.	1,370,112
		3,832,890
REIT – Apartments – 1.8%
11,521	American Campus Communities, Inc.	531,464
4,335	AvalonBay Communities, Inc.	587,782
14,400	BRE Properties, Inc.	731,952
6,200	Mid-America Apartment Communities, Inc.	401,450
		2,252,648
REIT – Diversified – 1.7%
17,300	Potlatch Corp.	677,987
13,200	Rayonier, Inc.	684,156
28,630	Weyerhaeuser Co.	796,487
		2,158,630
REIT – Hotels – 0.9%
60,000	DiamondRock Hospitality Co.	540,000
42,077	Host Hotels & Resorts, Inc.	659,347
		1,199,347
REIT – Mortgage – 1.4%
42,660	Redwood Trust, Inc.	720,527
100,000	Two Harbors Investment Corp.	1,108,000
		1,828,527
REIT – Multi-Housing – 0.7%
13,300	Equity Lifestyle Properties, Inc.	894,957
REIT – Office Property – 0.9%
8,300	Alexandria Real Estate Equities, Inc.	575,356
5,600	Boston Properties, Inc.	592,536
		1,167,892
REIT – Regional Malls – 0.5%
8,800	Taubman Centers, Inc.	692,736
REIT – Storage – 0.6%
4,985	Public Storage	722,626
Retail – Apparel and Shoe – 0.5%
38,900	Aeropostale, Inc.*	506,089
4,617	Men’s Wearhouse, Inc.	143,866
		649,955

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Retail – Jewelry – 0.3%
6,000	Tiffany & Co.	$344,040
Retail – Office Supplies – 0.4%
41,100	Staples, Inc.	468,540
Retail – Regional Department Stores – 1.4%
28,000	Kohl’s Corp.	1,203,440
13,800	Macy’s, Inc.	538,476
		1,741,916
Savings/Loan/Thrifts – 1.3%
91,400	First Niagara Financial Group, Inc.	724,802
55,217	Washington Federal, Inc.	931,511
		1,656,313
Semiconductor Components/Integrated Circuits – 0.9%
21,700	Analog Devices, Inc.	912,702
4,400	QUALCOMM, Inc.	272,888
		1,185,590
Semiconductor Equipment – 0.9%
105,900	Applied Materials, Inc.	1,211,496
Super-Regional Banks – 2.8%
111,000	Fifth Third Bancorp	1,686,090
20,600	PNC Financial Services Group, Inc.	1,201,186
26,900	SunTrust Banks, Inc.	762,615
		3,649,891
Telephone – Integrated – 0.7%
23,000	CenturyLink, Inc.	899,760
Textile-Home Furnishings – 0.4%
5,832	Mohawk Industries, Inc.*	527,621
Tools – Hand Held – 1.0%
17,900	Stanley Black & Decker, Inc.	1,324,063
Transportation – Marine – 1.4%
18,200	Kirby Corp.*	1,126,398
16,000	Tidewater, Inc.	714,880
		1,841,278
Transportation – Railroad – 2.4%
17,200	CSX Corp.	339,356
6,900	Kansas City Southern	576,012
25,500	Norfolk Southern Corp.	1,576,920
5,200	Union Pacific Corp.	653,744
		3,146,032
Transportation – Truck – 0.3%
7,200	J.B. Hunt Transport Services, Inc.	429,912

Total Common Stock (cost $95,421,323)		109,835,521

Repurchase Agreement – 14.3%
$18,401,000	ING Financial Markets LLC, 0.1700%, dated 12/31/12, maturing 1/2/12 to be repurchased at $18,401,174 collateralized by $20,616,088 in U.S. Treasuries 0.0000% – 2.2500%, 5/31/13 – 11/15/22 with a value of $18,769,048 (cost $18,401,000)	18,401,000

Total Investments (total cost $113,822,323) – 99.7%		128,236,521

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		423,433

Net Assets – 100%		$128,659,954

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$4,455,249	3.5%
Canada	3,640,210	2.8%
Israel	713,194	0.6%
Switzerland	2,210,299	1.7%
United Kingdom	1,947,880	1.5%
United States††	115,269,689	89.9%

Total	$128,236,521	100.0%

††	Includes Cash Equivalents of 14.3%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2012	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$113,822
Investments at value	$109,836
Repurchase agreements	18,401
Receivables:
Investments sold	740
Portfolio shares sold	104
Dividends	203
Foreign dividend tax reclaim	6
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	2
Total Assets	129,294
Liabilities:
Payables:
Due to custodian	13
Investments purchased	259
Portfolio shares repurchased	210
Advisory fees	54
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	18
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	76
Total Liabilities	634
Net Assets	$128,660
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$111,153
Undistributed net investment income*	819
Undistributed net realized gain from investment and foreign currency transactions*	2,274
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,414
Total Net Assets	$128,660
Net Assets - Institutional Shares	$41,829
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,646
Net Asset Value Per Share	$15.81
Net Assets - Service Shares	$86,831
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,578
Net Asset Value Per Share	$15.57

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreement of $18,401,000.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the fiscal year ended December 31, 2012	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$22
Dividends	2,626
Other Income	–
Foreign tax withheld	(30)
Total Investment Income	2,618
Expenses:
Advisory fees	630
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	10
Transfer agent fees and expenses	1
Registration fees	13
Custodian fees	16
Professional fees	20
Non-interested Trustees’ fees and expenses	3
Fund administration fees	12
Administrative services fees - Service Shares	28
Distribution fees and shareholder servicing fees - Service Shares	210
Other expenses	20
Total Expenses	964
Expense and Fee Offset	–
Net Expenses	964
Net Investment Income	1,654
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	3,431
Net realized gain from written options contracts	237
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,446
Change in unrealized net appreciation/(depreciation) of written option contracts	(1)
Net Gain on Investments	11,113
Net Increase in Net Assets Resulting from Operations	$12,767

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$1,654	$935
Net realized gain from investment and foreign currency transactions	3,668	10,002
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,445	(14,782)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,767	(3,845)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(398)	(322)
Service Shares	(714)	(493)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(2,582)	–
Service Shares	(5,254)	–
Net Decrease from Dividends and Distributions	(8,948)	(815)
Capital Share Transactions:
Shares Sold
Institutional Shares	11,385	20,032
Service Shares	17,006	16,130
Reinvested Dividends and Distributions
Institutional Shares	2,980	322
Service Shares	5,968	493
Shares Repurchased
Institutional Shares	(15,070)	(16,379)
Service Shares	(17,618)	(17,394)
Net Increase from Capital Share Transactions	4,651	3,204
Net Increase/(Decrease) in Net Assets	8,470	(1,456)
Net Assets:
Beginning of period	120,190	121,646
End of period	$128,660	$120,190

Undistributed Net Investment Income*	$819	$296

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$15.37	$15.91	$13.85	$10.71	$16.77
Income from Investment Operations:
Net investment income	0.24	0.16	0.13	0.05	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.37	(0.58)	2.03	3.48	(4.27)
Total from Investment Operations	1.61	(0.42)	2.16	3.53	(4.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.12)	(0.10)	(0.07)	(0.08)
Distributions (from capital gains)*	(1.02)	–	–	(0.31)	(1.78)
Return of capital	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(1.17)	(0.12)	(0.10)	(0.39)	(1.86)
Net Asset Value, End of Period	$15.81	$15.37	$15.91	$13.85	$10.71
Total Return	11.14%	(2.64)%	15.66%	33.69%	(27.68)%(1)
Net Assets, End of Period (in thousands)	$41,829	$41,295	$38,892	$31,424	$14,221
Average Net Assets for the Period (in thousands)	$41,170	$42,054	$35,949	$20,308	$13,956
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.58%	0.83%	0.92%	0.95%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.58%	0.83%	0.92%	0.95%	1.24%
Ratio of Net Investment Income to Average Net Assets	1.51%	0.97%	0.99%	0.93%	0.97%
Portfolio Turnover Rate	49%	52%	65%	77%	100%

Service Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$15.18	$15.74	$13.72	$10.63	$16.67
Income from Investment Operations:
Net investment income	0.19	0.11	0.08	0.04	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.35	(0.58)	2.01	3.41	(4.26)
Total from Investment Operations	1.54	(0.47)	2.09	3.45	(4.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.09)	(0.07)	(0.04)	(0.06)
Distributions (from capital gains)*	(1.02)	–	–	(0.31)	(1.78)
Return of capital	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(1.15)	(0.09)	(0.07)	(0.36)	(1.84)
Net Asset Value, End of Period	$15.57	$15.18	$15.74	$13.72	$10.63
Total Return	10.79%	(2.98)%	15.28%	33.14%	(27.88)%(1)
Net Assets, End of Period (in thousands)	$86,831	$78,895	$82,754	$77,766	$56,505
Average Net Assets for the Period (in thousands)	$84,211	$83,879	$76,667	$64,356	$58,398
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.86%	1.19%	1.27%	1.38%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.86%	1.19%	1.27%	1.38%	1.59%
Ratio of Net Investment Income to Average Net Assets	1.22%	0.63%	0.61%	0.53%	0.59%
Portfolio Turnover Rate	49%	52%	65%	77%	100%

*	See Note 5 in Notes to Financial Statements.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$1,188,968	$–
Food – Miscellaneous/Diversified	–	758,912	–
Medical – Generic Drugs	–	713,194	–
All Other	107,174,447	–	–

Repurchase Agreement	–	18,401,000	–

Total Investments in Securities	$107,174,447	$21,062,074	$–

(a)	Includes fair value factors.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$8,019

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

16 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

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Notes to Financial Statements (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

18 | DECEMBER 31, 2012

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative

Janus Aspen Series | 19

Notes to Financial Statements (continued)

information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

20 | DECEMBER 31, 2012

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post

Janus Aspen Series | 21

Notes to Financial Statements (continued)

collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2011	100	$41,900
Options written	–	–
Options closed	–	–
Options expired	–	–
Options exercised	(100)	(41,900)

Options outstanding at December 31, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	2,965	393,159
Options closed	(2,815)	(374,677)
Options expired	(150)	(18,482)
Options exercised	–	–

Options outstanding at December 31, 2012	–	$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(926,155)	$–	$(926,155)

Total	$–	$–	$(926,155)	$–	$(926,155)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$334,988	$–	$334,988

Total	$–	$–	$334,988	$–	$334,988

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually

22 | DECEMBER 31, 2012

difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Real Estate Investing
The Portfolio may invest in equity securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus

24 | DECEMBER 31, 2012

Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2012, the Portfolio recorded a Performance Adjustment of $(172,914).

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Effective May 1, 2012, Service Shares of the Portfolio no longer pay Janus Services an administrative services fee. Prior to May 1, 2012, the Portfolio paid Janus Services an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$820,965	$2,775,930	$–	$–	$–	$(2,085)	$13,912,108

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$114,324,413	$17,629,717	$(3,717,609)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$1,112,012	$7,835,965	$–	$–

26 | DECEMBER 31, 2012

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$815,132	$–	$–	$–

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	708	1,230
Reinvested dividends and distributions	204	20
Shares repurchased	(952)	(1,008)
Net Increase/(Decrease) in Portfolio Shares	(40)	242
Shares Outstanding, Beginning of Period	2,686	2,444
Shares Outstanding, End of Period	2,646	2,686
Transactions in Portfolio Shares – Service Shares
Shares sold	1,090	1,018
Reinvested dividends and distributions	415	31
Shares repurchased	(1,125)	(1,108)
Net Increase/(Decrease) in Portfolio Shares	380	(59)
Shares Outstanding, Beginning of Period	5,198	5,257
Shares Outstanding, End of Period	5,578	5,198

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$55,090,056	$66,550,574	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | DECEMBER 31, 2012

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

32 | DECEMBER 31, 2012

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2011. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

34 | DECEMBER 31, 2012

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | DECEMBER 31, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	$7,835,965

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	100%

Janus Aspen Series | 37

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38 | DECEMBER 31, 2012

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

40 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32450	109-02-81122 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; the Portfolio’s capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to a certain limit depending on the amount of the capital protection fee until at least May 1, 2013. Expenses in the examples reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Protected Series - Growth (unaudited)

Portfolio Snapshot
Janus Aspen Protected Series – Growth allows investors to participate in the stock market and the growth it potentially offers while seeking to cap downside losses at up to 20%. The Portfolio provides investors wary of future market declines a way to invest that is intended to reduce the impact of significant market swings on their portfolio. The Portfolio features a protection component, defined as follows: capital protection set at 80% of the highest NAV achieved by the Portfolio (reduced for dividends, distributions, any extraordinary expenses and certain extraordinary items).
Jonathan Coleman portfolio manager

Performance

Since inception on January 3, 2012 through December 31, 2012, Janus Aspen Protected Series-Growth Institutional Shares and Service Shares returned 8.40% and 8.10%, respectively. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 13.68%, and its secondary benchmark, the S&P 500 Index, returned 14.23% during the same period.

Portfolio Manager Comments

Equity markets enjoyed a significant climb in 2012. While markets experienced periods of volatility in the summer around Europe’s sovereign debt issues, and again at the end of the year when the U.S. neared the fiscal cliff, macroeconomic events generally had less influence on investor sentiment than they did in 2011. In 2012, correlations fell and investors began to once again recognize the underlying fundamentals of individual businesses.

As volatility decreased in the latter half of the year, we were able to increase our exposure to equities. Our allocation to equities reached its lowest point in early June, when we had approximately 67% exposure to equities. As the market experienced less volatility later in the year, we increased our allocation to the equity component and ended at approximately 85% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component was a large factor that contributed to the portfolio’s underperformance of its benchmark.

The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared to falling markets during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains when the allocations are weighted more heavily to the protection component.

During the course of the year, the average allocation to the protection component was approximately 16.05%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance, as it did during the year.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Portfolio rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

If you exclude the protection component allocation and consider only our equity holdings in the Portfolio, they outperformed both the primary and secondary benchmarks this year. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential.

Within the equity component, our stock selection in the technology sector was the largest contributor to

2 | DECEMBER 31, 2012

(unaudited)

performance. Apple was our top contributor to the Portfolio’s performance. The stock fell in the fourth quarter, but was still up significantly for the one-year period. The misexecution of the company’s maps capabilities in the iPhone 5 and the strength of some of its mobile competitors were headwinds for the stock in the fourth quarter. We continue to monitor closely Apple’s strength relative to its competitors, who have clearly improved their offerings, but we think the company retains many positive attributes. We think the company has a strong ecosystem of products. As customers are introduced to the brand and their understanding of how to use Apple products increases, they tend to buy more Apple products. We have seen this play out as average household spending on Apple products is increasing both in the U.S. and internationally.

eBay was another top performer this year. We think eBay has created a significant competitive advantage in becoming an e-commerce platform that can partner with merchants, instead of competing against them. The company’s PayPal unit has launched offline services, which gives merchants that accept PayPal in their stores valuable marketing information on their customers that credit card companies cannot provide. eBay is also offering fulfillment services to merchants after its acquisition of GSI Commerce. In our view, such services create high barriers to entry for any competitors wanting to enter the e-commerce business, and offer promising growth potential as more retailers partner with eBay.

Our consumer staples holdings were also a large contributor to relative performance. Within the sector, some of our top contributors to performance were brewers and spirits companies. These companies represent a key theme in our portfolio. Alcoholic beverage consumption is economically resilient, and generally represents a stable source of revenue. We believe alcoholic beverage companies will benefit from the growing wealth of a middle class in emerging markets that can spend more on beer and spirits. Some of the companies we invest in have made strategic acquisitions over the past decade to gain a foothold in these markets. In other cases, companies have used their size and scale to create wide distribution networks in emerging market countries, and these networks represent a significant barrier to potential new entrants.

As mentioned, our allocation to the protection component was one large reason the Portfolio underperformed its benchmarks. However, our energy holdings detracted from the equity component’s relative performance. The underperformance was due largely to two energy and production companies, which we sold during the year. Within the sector, we tend to focus more on specialized services and equipment companies, which we think are value creators over long periods and are less dependent on the price of the underlying commodity for growth.

Our largest long, equity detractor from performance was JC Penney. The company’s turnaround under new management took longer than expected and this weighed on performance. We sold the position after questions about management’s ability to execute on its intended strategy.

Derivatives

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Long Equity Holdings that Detracted from Relative Performance

JC Penney was our largest detractor during the period. The company’s turnaround under new management has taken longer than expected and this has weighed on performance. We sold the position after questions about management’s ability to execute on its intended strategy.

OGX Petroleo e Gas Participacoes also fell. The Brazilian-based company and its subsidiaries are primarily engaged in the research, mining, refining, processing, trade and transportation of oil and natural gas. The company reported slower than expected well flow rates this year. We sold the stock to pursue companies with better risk/reward profiles.

Zynga was another large detractor. Zynga provides online social game services, developing online games designed for play on social networking sites. We exited the position this year, as the quick shift to mobile and a more challenging competitive landscape undermined the attractiveness of the investment for the long term.

Janus Aspen Series | 3

Janus Aspen Protected Series - Growth (unaudited)

Long, Equity Holdings that Contributed to Relative Performance

Apple was the top contributor during the period. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

eBay was another top contributor. The company has been seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

Anheuser Busch InBev was also a top contributor. We believe the global brewer continues to execute well and has seen improving pricing power. ABI is well-positioned in emerging markets, in our view, and has a strong management team that has a history of controlling costs and improving margins.

Outlook

We think the near-term future is going to look much like the near-term past. The fiscal cliff was averted with a patchwork solution that simply pushes tougher decisions further down the road. We still need a long-term fiscal blue print to get our budget back on track. Until companies and consumers know what this plan looks like, we believe we will remain in an environment of slow, but positive economic growth, driven by reasonably resilient consumer spending, brands that have resonance and strength with consumers and a U.S. manufacturing renaissance driven by low energy costs.

While equity markets would generally benefit from a stronger economic backdrop, we think a slow-growth economy actually benefits our investment approach. In a growth-challenged world, companies with competitive advantages that can put up better-than-average growth should be rewarded. We believe this environment favors individual security selection and fundamental research that seeks to identify companies that are truly differentiated from their competitors.

Thank you for your investment in Janus Aspen Protected Series – Growth.

4 | DECEMBER 31, 2012

(unaudited)

Janus Aspen Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.88%
eBay, Inc.	1.61%
Anheuser-Busch InBev N.V. (ADR)	0.72%
Limited Brands, Inc.	0.71%
Oracle Corp.	0.70%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini – expired September 2012	–1.52%
J.C. Penney Co., Inc.	–0.52%
S&P 500® E-mini – expired December 2012	–0.48%
OGX Petroleo e Gas Participacoes S.A.	–0.44%
Zynga, Inc. – Class A	–0.32%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	2.40%	25.38%	30.69%
Consumer Staples	1.43%	8.98%	12.58%
Industrials	0.52%	9.80%	12.37%
Consumer Discretionary	0.49%	14.44%	15.50%
Telecommunication Services	0.48%	1.02%	1.60%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Protection Component	–4.06%	16.05%	0.00%
Energy	–0.92%	8.06%	6.96%
Financials	–0.35%	2.37%	4.37%
Health Care	–0.14%	11.07%	11.25%
Utilities	0.03%	–0.12%	0.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Protected Series - Growth (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Apple, Inc. Computers	7.5%
Limited Brands, Inc. Retail – Apparel and Shoe	2.6%
Oracle Corp. Enterprise Software/Services	2.6%
Percision Castparts Corp. Metal Processors and Fabricators	2.4%
Kinder Morgan, Inc. Pipelines	2.2%

17.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

6 | DECEMBER 31, 2012

(unaudited)

Performance

Cumulative Total Return – for the period ended December 31, 2012		Expense Ratios – per the May 1, 2012 prospectuses (estimated for the fiscal year )
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Protected Series - Growth – Institutional Shares	8.40%	1.81%	1.54%

Janus Aspen Protected Series - Growth – Service Shares	8.10%	2.06%	1.79%

Russell 1000® Growth Index	13.68%

S&P 500® Index	14.23%

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Protected Series - Growth (unaudited)

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Portfolio’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Portfolio as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 3, 2012

8 | DECEMBER 31, 2012

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,032.40	$7.31

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,031.50	$8.58

Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.52

†	Expenses are equal to the net annualized expense ratio of 1.43% for Institutional Shares and 1.68% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Aspen Series | 9

Janus Aspen Protected Series – Growth

Schedule of Investments

As of December 31, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 85.1%
Agricultural Chemicals – 0.5%
274	Monsanto Co.	$25,934
Apparel Manufacturers – 2.5%
1,345	Coach, Inc.	74,661
6,100	Prada SpA	58,974
		133,635
Applications Software – 1.3%
1,191	Intuit, Inc.	70,865
Athletic Footwear – 1.6%
1,634	NIKE, Inc. – Class B	84,314
Beverages – Wine and Spirits – 1.7%
799	Pernod-Ricard S.A.	93,941
Brewery – 3.0%
1,042	Anheuser-Busch InBev N.V. (ADR)	91,081
1,468	SABMiller PLC	69,085
		160,166
Cable/Satellite Television – 1.3%
746	Time Warner Cable, Inc.	72,504
Commercial Banks – 0.3%
1,400	Banco do Brasil S.A.	17,864
Commercial Services – Finance – 1.2%
128	MasterCard, Inc. – Class A	62,884
Computer Aided Design – 1.0%
398	ANSYS, Inc.*	26,801
800	Autodesk, Inc.*	28,280
		55,081
Computers – 7.5%
765	Apple, Inc.**	407,768
Computers – Integrated Systems – 0.3%
223	Teradata Corp.*	13,802
Computers – Memory Devices – 0.6%
1,388	EMC Corp.*	35,116
Consulting Services – 0.5%
561	Verisk Analytics, Inc. – Class A*	28,611
Containers – Metal and Glass – 1.4%
1,687	Ball Corp.**	75,493
Cosmetics and Toiletries – 0.9%
477	Colgate-Palmolive Co.	49,866
Distribution/Wholesale – 2.0%
739	Fastenal Co.	34,504
357	W.W. Grainger, Inc.	72,246
		106,750
Diversified Operations – 1.5%
1,430	Danaher Corp.	79,937
E-Commerce/Products – 2.5%
116	Amazon.com, Inc.*	29,132
2,123	eBay, Inc.*	108,316
		137,448
E-Commerce/Services – 0.2%
16	priceline.com, Inc.*	9,939
Electronic Components – Miscellaneous – 1.3%
1,905	TE Connectivity, Ltd. (U.S. Shares)	70,714
Electronic Components – Semiconductors – 0.7%
5,453	ON Semiconductor Corp.*	38,444
Electronic Connectors – 1.0%
797	Amphenol Corp. – Class A	51,566
Electronic Security Devices – 0.3%
604	Tyco International, Ltd. (U.S. Shares)	17,667
Enterprise Software/Services – 2.6%
4,208	Oracle Corp.**	140,211
Food – Retail – 0.3%
188	Whole Foods Market, Inc.	17,170
Industrial Automation and Robotics – 1.4%
400	FANUC Corp.	74,398
Industrial Gases – 1.4%
716	Praxair, Inc.	78,366
Instruments – Controls – 1.1%
1,833	Sensata Technologies Holding N.V.*	59,536
Internet Content – Information/News – 0.2%
95	LinkedIn Corp. – Class A*	10,908
Internet Media – 0.3%
682	Facebook, Inc. – Class A*	18,162
Investment Management and Advisory Services – 0.8%
660	T. Rowe Price Group, Inc.	42,986
Life and Health Insurance – 0.8%
1,606	Prudential PLC (ADR)	45,851
Medical – Biomedical and Genetic – 3.3%
803	Celgene Corp.*	63,212
1,171	Gilead Sciences, Inc.*	86,010
761	Vertex Pharmaceuticals, Inc.*	31,917
		181,139
Medical – Drugs – 2.0%
471	Medivation, Inc.*	24,096
800	Shire PLC	24,567
1,020	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	60,965
		109,628
Medical – Generic Drugs – 1.7%
865	Perrigo Co.	89,986
Medical – HMO – 0.6%
671	Aetna, Inc.	31,067
Medical – Wholesale Drug Distributors – 0.8%
1,066	AmerisourceBergen Corp.	46,030
Medical Products – 1.4%
789	Covidien PLC (U.S. Shares)	45,557
427	Varian Medical Systems, Inc.*	29,992
		75,549
Metal Processors and Fabricators – 2.4%
685	Precision Castparts Corp.	129,753
Multimedia – 0.6%
703	Walt Disney Co.	35,002
Oil and Gas Drilling – 0.8%
802	Helmerich & Payne, Inc.	44,920

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 1.5%
313	EOG Resources, Inc.	$37,807
425	Noble Energy, Inc.	43,240
		81,047
Oil Companies – Integrated – 0.3%
969	Petroleo Brasileiro S.A. (ADR)	18,866
Oil Field Machinery and Equipment – 1.4%
843	Dresser-Rand Group, Inc.*	47,326
408	National Oilwell Varco, Inc.	27,887
		75,213
Pharmacy Services – 1.6%
1,574	Express Scripts Holding Co.*	84,996
Pipelines – 2.2%
3,425	Kinder Morgan, Inc.	121,005
Recreational Vehicles – 0.2%
113	Polaris Industries, Inc.	9,509
REIT – Health Care – 0.3%
293	Ventas, Inc.	18,963
REIT – Regional Malls – 0.4%
153	Simon Property Group, Inc.	24,188
Retail – Apparel and Shoe – 2.6%
3,001	Limited Brands, Inc.	141,227
Retail – Auto Parts – 1.4%
216	AutoZone, Inc.*	76,557
Retail – Discount – 1.1%
580	Costco Wholesale Corp.	57,287
Retail – Major Department Stores – 2.1%
2,061	Nordstrom, Inc.	110,263
106	TJX Cos., Inc.	4,500
		114,763
Semiconductor Components/Integrated Circuits – 1.3%
4,279	Atmel Corp.*	28,027
2,368	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	40,635
		68,662
Soap and Cleaning Preparations – 0.9%
761	Reckitt Benckiser Group PLC	47,664
Telecommunication Services – 0.9%
1,365	Amdocs, Ltd. (U.S. Shares)	46,396
Television – 1.8%
2,507	CBS Corp. – Class B	95,391
Tobacco – 0.9%
552	Philip Morris International, Inc.	46,169
Toys – 1.5%
2,156	Mattel, Inc.	78,953
Transportation – Railroad – 1.4%
547	Canadian Pacific Railway, Ltd.	55,503
146	Union Pacific Corp.	18,355
		73,858
Transportation – Services – 0.6%
508	C.H. Robinson Worldwide, Inc.	32,116
Vitamins and Nutrition Products – 0.6%
482	Mead Johnson Nutrition Co.	31,759
Wireless Equipment – 2.5%
868	Crown Castle International Corp.*	62,635
1,268	Motorola Solutions, Inc.	70,602
		133,237

Total Common Stock (cost $4,034,114)		4,608,797

U.S. Treasury Notes/Bonds – 0.6%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,212
15,000	1.3750%, 12/31/18	15,391

Total U.S. Treasury Notes/Bonds (cost $30,010)		30,603

Money Market – 14.0%
758,247	Janus Cash Liquidity Fund LLC, 0% (cost $758,247)	758,247

Capital Protection Agreement – 0%
1	Janus Aspen Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.°°,§ exercise price at 12/31/12 $9.20 (cost $0)	0

Total Investments (total cost $4,822,371) – 99.7%		5,397,647

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		14,430

Net Assets – 100%		$5,412,077

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$91,081	1.7%
Brazil	36,730	0.7%
Canada	116,468	2.2%
France	93,941	1.7%
Guernsey	46,396	0.9%
Ireland	45,557	0.8%
Italy	58,974	1.1%
Japan	74,398	1.4%
Jersey	24,567	0.5%
Netherlands	59,536	1.1%
Switzerland	88,381	1.6%
Taiwan	40,635	0.7%
United Kingdom	162,600	3.0%
United States††	4,458,383	82.6%

Total	$5,397,647	100.0%

††	Includes Cash Equivalents of 14.0%.

Financial Future – Short
2 Contracts	S&P 500® E-mini expires March 2013, principal amount $140,045, value $142,010, cumulative depreciation	$(1,965)

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Depreciation

BNP IVIX Index expires March 2013 4,035 contracts exercise price $0.00	$(118,601)	$80,913	$(37,688)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

As of December 31, 2012
(all numbers in thousands except net asset value per share)	Janus Aspen Protected Series -Growth

Assets:
Investments at cost	$4,822
Unaffiliated investments at value	$4,639
Affiliated investments at value	758
Cash denominated in foreign currency(1)	–
Receivables:
Investments sold	71
Dividends	2
Foreign dividend tax reclaim	1
Due from adviser	34
Interest	–
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	5,505
Liabilities:
Payables:
Purchased options, at value(2)	38
Due to custodian	1
Advisory fees	3
Capital protection fee	3
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	45
Variation margin	2
Total Liabilities	93
Net Assets	$5,412
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,991
Undistributed net investment income*	–
Undistributed net realized loss from investment and foreign currency transactions*	(115)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	536
Total Net Assets	$5,412
Net Assets - Institutional Shares	$2,709
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Share	$10.84
Protected Net Asset Value Per Share(3)	$9.20
Net Assets - Service Shares	$2,703
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Share	$10.81
Protected Net Asset Value Per Share(3)	$9.20

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $173.
(2)	Includes premiums to be paid of $118,601 on purchased options.
(3)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statement of Operations

For the fiscal period ended December 31, 2012
(all numbers in thousands)	Janus Aspen Protected Series - Growth(1)

Investment Income:
Interest	$–
Dividends	74
Dividends from affiliates	1
Other Income	–
Foreign tax withheld	(1)
Total Investment Income	74
Expenses:
Advisory fees	34
Capital protection fee	34
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	24
Transfer agent fees and expenses	1
Registration fees	69
Custodian fees	17
Professional fees	58
Non-interested Trustees’ fees and expenses	–
Fund administration fees	1
Distribution fees and shareholder servicing fees - Service Shares	7
Other expenses	3
Total Expenses	248
Expense and Fee Offset	–
Net Expenses	248
Less: Excess Expense Reimbursement	(166)
Net Expenses after Expense Reimbursement	82
Net Investment Loss	(8)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(30)
Net realized loss from futures contracts	(86)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	538
Change in unrealized net appreciation/(depreciation) of futures contracts	(2)
Net Gain on Investments	420
Net Increase in Net Assets Resulting from Operations	$412

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Changes in Net Assets

Janus Aspen
For the fiscal period ended December 31	Protected Series - Growth
(all numbers in thousands)	2012(1)

Operations:
Net investment loss	$(8)
Net realized loss from investment and foreign currency transactions	(116)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	536
Net Increase in Net Assets Resulting from Operations	412
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–
Service Shares	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–
Service Shares	–
Net Decrease from Dividends and Distributions	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,500
Service Shares	2,500
Shares Repurchased
Institutional Shares	–
Service Shares	–
Net Increase from Capital Share Transactions	5,000
Net Increase in Net Assets	5,412
Net Assets:
Beginning of period	–
End of period	$5,412

Undistributed Net Investment Income*	$–

*	See Note 5 in Notes to Financial Statements.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Financial Highlights

Institutional Shares

Janus Aspen
Protected Series – Growth
For a share outstanding during the fiscal period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.01
Net gain on investments (both realized and unrealized)	0.83
Total from Investment Operations	0.84
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.84
Total Return**	8.40%
Net Assets, End of Period (in thousands)	$2,709
Average Net Assets for the Period (in thousands)	$2,689
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.42%
Ratio of Net Investment Loss to Average Net Assets***	(0.02)%
Portfolio Turnover Rate	107%

Service Shares

Janus Aspen
Protected Series – Growth
For a share outstanding during the fiscal period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.01)
Net gain on investments (both realized and unrealized)	0.82
Total from Investment Operations	0.81
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.81
Total Return**	8.10%
Net Assets, End of Period (in thousands)	$2,703
Average Net Assets for the Period (in thousands)	$2,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%
Ratio of Net Investment Loss to Average Net Assets***	(0.27)%
Portfolio Turnover Rate	107%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of December 31, 2012)

		Value as a
	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	$0	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

16 | DECEMBER 31, 2012

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Protected Series – Growth
Common Stock
Apparel Manufacturers	$74,661	$58,974	$–
Beverages – Wine and Spirits	–	93,941	–
Brewery	–	160,166	–
Commercial Banks	–	17,864	–
Industrial Automation and Robotics	–	74,398	–
Life and Health Insurance	–	45,851	–
Medical – Drugs	85,061	24,567	–
Oil Companies – Integrated	–	18,866	–
Soap and Cleaning Preparations	–	47,664	–
All Other	3,906,784	–	–

U.S. Treasury Notes/Bonds	–	30,603	–

Money Market	–	758,247	–

Total Investments in Securities	$4,066,506	$1,331,141	$–

Investment in Purchased Option:	$–	$(37,688)	$–

Other Financial Instruments(b):	$(1,965)	$–	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Protected Series - Growth	$190,619

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Protected Series – Growth (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period January 3, 2012 (inception date) through December 31, 2012. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
The Portfolio has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of the Portfolio, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of the Capital Protection Agreement, the Portfolio must provide certain information to the Capital Protection Provider and the portfolio manager is required to manage the Portfolio within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which the Portfolio allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which the Portfolio seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which the Portfolio seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, the Portfolio’s exposure to industries, sectors, or countries, and liquidity of the Portfolio’s holdings. The Portfolio’s asset allocation will vary over time depending on equity market conditions and the portfolio composition. As a result, the Portfolio’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. The Capital Protection Agreement also imposes very specific reporting and monitoring obligations on the Portfolio, on Janus Capital, and indirectly on the Portfolio’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Portfolio and the Capital Protection Provider. There are numerous events that can cause the Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of either share class falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement due to the Portfolio pursuant to the agreement. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Portfolio if the termination of the Capital Protection Agreement results from acts or omissions of the Portfolio, Janus Capital or certain key employees of Janus Capital, or the Portfolio’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of the Portfolio. In addition, the Capital Protection Provider has the right to terminate the Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of the Capital Protection Agreement, the Portfolio will terminate and liquidate, and the Capital Protection Provider will pay the Portfolio any amounts due related to the Protection.

18 | DECEMBER 31, 2012

Only shareholders who hold their shares and only those shares on the date that the Capital Protection Agreement terminates are entitled to receive the Protected NAV from the Portfolio. The Capital Protection Provider’s obligations to the Portfolio are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the triggering of the capital protection. None of the Portfolio, Janus Capital, any affiliate thereof, or any insurance company or other financial intermediary offering the shares will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the Portfolio’s total net assets.

The Protected NAV for each share class as well as the percentages of Portfolio assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the Portfolio within the time frame allowed under the Capital Protection Agreement either the Protected NAV or the then-current NAV for their share class, whichever is higher, which, in addition, will include any protection amount. Please refer to the Prospectus for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is

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Notes to Financial Statements (continued)

informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Portfolio, it can fluctuate between 0.60% and 0.75% of the Portfolio’s net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with

20 | DECEMBER 31, 2012

Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which

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Notes to Financial Statements (continued)

may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal period ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but

22 | DECEMBER 31, 2012

not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax

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Notes to Financial Statements (continued)

purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

24 | DECEMBER 31, 2012

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Capital Protection Agreement	Unaffiliated investments at value	$0
Equity Contracts			Variation Margin	$1,965
Equity Contracts			Purchased options, at value	37,688

Total		$0		$39,653

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal period ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal period ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Equity Contracts	$(86,023)	$–	$(57,978)	$–	$–	$(144,001)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(86,023)	$–	$(57,978)	$–	$0	$(144,001)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Equity Contracts	$(1,965)	$–	$(37,688)	$–	$–	$(39,653)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(1,965)	$–	$(37,688)	$–	$0	$(39,653)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and statements of additional information.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit

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Notes to Financial Statements (continued)

or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities,

26 | DECEMBER 31, 2012

and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual

Janus Aspen Series | 27

Notes to Financial Statements (continued)

investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Protected Series - Growth	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the

28 | DECEMBER 31, 2012

Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal period ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Protected Series – Growth(1)
Janus Cash Liquidity Fund LLC	$8,314,342	$(7,556,095)	$1,489	$758,247

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

Janus Capital or an affiliate invested initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	1/3/12	Purchases	Purchases	Redemptions	Redemptions	12/31/12

Janus Aspen Protected Series - Growth(1) - Institutional Shares	$–	$2,500,000	1/3/12	$–	–	$2,500,000
Janus Aspen Protected Series - Growth(1) - Service Shares	–	2,500,000	1/3/12	–	–	2,500,000

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Protected Series - Growth(1)	$–	$–	$(107,466)	$(9)	$(12,480)	$(80)	$540,557

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital

Janus Aspen Series | 29

Notes to Financial Statements (continued)

losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period ended December 31, 2012

			Accumulated
	No Expiration		Capital
Portfolio	Short-Term	Long-Term	Losses

Janus Aspen Protected Series - Growth(1)	$(9,704)	$(97,762)	$(107,466)

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Protected Series - Growth(1)	$4,857,090	$584,240	$(43,683)

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal period ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Protected Series - Growth(1)	$–	$–	$–	$(8,445)

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

6.	Capital Share Transactions

For the fiscal period ended December 31, 2012	Janus Aspen Protected Series - Growth
(all numbers in thousands)	2012(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250

30 | DECEMBER 31, 2012

For the fiscal period ended December 31, 2012	Janus Aspen Protected Series - Growth
(all numbers in thousands)	2012(1)

Transactions in Portfolio Shares – Service Shares:
Shares sold	250
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	250
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	250
(1) Period from January 3, 2012 (inception date) through December 31, 2012.

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Protected Series – Growth(1)	$8,544,030	$4,537,372	$400,181	$371,699

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Protected Series – Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Protected Series – Growth (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 3, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

32 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

34 | DECEMBER 31, 2012

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

36 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Cumulative total returns are quoted for the Portfolio. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Portfolio. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

38 | DECEMBER 31, 2012

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | DECEMBER 31, 2012

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*	Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Aspen Protected Series - Growth	1/12-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2012

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32451	109-02-81126 02-13

ANNUAL REPORT

December 31, 2012

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
Janus Aspen Worldwide Portfolio invests globally, seeking companies with competitive advantages that can lead to improving returns on invested capital and sustainable long-term growth. We invest where we believe we possess differentiated research insights in an effort to deliver strong risk-adjusted results over time.
George Maris portfolio manager

Performance Summary

Janus Aspen Worldwide Portfolio’s Institutional Shares and Service Shares returned 20.08% and 19.86%, respectively, over the 12-month period ended December 31, 2012, while its primary benchmark, the MSCI World Index, returned 15.83%. The Portfolio’s secondary benchmark, the MSCI All Country World Index, returned 16.13%.

Economic Update

Many of the fears of a global financial crisis emanating from the potential dissolution of the eurozone receded following the European Central Bank’s (ECB) commitment to act as lender of last resort in September. Similarly, German Chancellor Angela Merkel’s support for the ECB’s action demonstrated the key players were unwilling to let the eurozone dissolve. These actions supported our view that a panic leading to runs on banks and sovereign credits was highly unlikely and spurred rallies in equity markets globally, particularly European financials tied to sovereign concerns and European cyclicals hurt by weak demand. Emerging market companies, particularly in China for which Europe is their largest export market, also benefited. This phenomenon led to a virtuous cycle: stronger exports out of China to Europe help other emerging market countries which export to China. The acceptance of an eventual return to normalcy also unlocked value in cyclical stocks by reinforcing the notion current earnings are cyclically weak, and not permanently impaired.

Over the final three months, a combination of factors eased concerns that had weighed on markets. China’s peaceful political transition allows for proactive measures to deal with its internal economic issues, a benefit to the global economy given China’s significant influence on global growth. Meanwhile, Europe’s sovereign debt crisis continued to ease with another bailout for Greece, which agreed to more prudent austerity measures in exchange for the European Union allowing the country to lower its debt load and refinance its remaining debt. The U.K. economy also improved off of low levels as the pain from austerity created a healthier platform for growth. Following the election victory of the Liberal Democratic Party with Shinzo Abe as Prime Minister, Japan has an opportunity to escape its deflationary spiral through new aggressive monetary and fiscal actions. Finally, the U.S. fiscal cliff was averted through a last-minute deal, but this was an interim deal that leaves much work ahead.

Performance Overview

The Portfolio outperformed largely due to stock selection, particularly in the consumer discretionary, health care and information technology sectors. While our financial holdings in aggregate weighed on relative performance, Societe Generale was the Portfolio’s top individual contributor. The French bank was part of a strongly performing financials sector within the Index.

We believe Societe Generale possesses a stronger capital position than recognized by the market. Its primary businesses are healthy and growing, and its prudent loan underwriting is resulting in limited loan losses, in our view. The bank is well capitalized but there are risks regarding its exposure to holdings of European sovereign bonds and with respect to funding needs. While the psychology surrounding European banks is especially difficult, we view Societe Generale’s actions to aggressively write-down and dispose of European sovereign debt as helping to protect its balance sheet against even extreme scenarios.

Within consumer discretionary, U.K. homebuilder Taylor Wimpey benefited from improvement in the U.K. real estate market during the period. The company has historically grown sales 10% per year due to the strength of its real estate portfolio. We think there is a significant dichotomy between conventional wisdom on the general economy and specific locations within the U.K., where demand is healthy. We also appreciate Taylor Wimpey’s historical ability to generate returns over its cost of capital.

Staying in consumer discretionary, U.S. cable provider Comcast also generated strong returns. The company is using its leading position in cable to grow market share

2 | DECEMBER 31, 2012

(unaudited)

and returns. In the cable side of its business, it is offering more attractive entertainment options to grow and retain customers. These options include rolling out new set top boxes with a more intuitive and helpful feature set, contracting with key content providers, such as Disney, to ensure high-quality content will be available to its customers, and facilitating content use with traditional cable television as well as broadband video. We believe these actions should lead to greater customer capture, allowing Comcast to further penetrate its customer base with additional offerings in broadband and telecommunications, in addition to new products like home security. The NBC Universal acquisition is also generating significant synergies via cost reductions and better content experiences. Lastly, management is aggressively employing a disciplined capital allocation program, where new investments and acquisitions are considered along with a commitment to material buybacks and dividends.

Our Brazilian and energy holdings, paced by Petroleo Brasileiro (Petrobras), weighed the most on relative performance. The integrated energy company’s shares continued to be negatively impacted by the Brazilian government’s unwillingness to raise gasoline prices to global levels. The government’s interference with utilities’ pricing late in the period refocused investor attention on the gas price discrepancy for Petrobras. We do not anticipate the pricing issue will persist, but we are not relying on government action either. Instead, we hold Petrobras because we believe it owns some of the best oil assets globally, and has an excellent growth profile.

U.K. bank Barclays suffered after being implicated in the LIBOR (London Interbank Offered Rate, an interest rate at which banks can borrow funds from other banks)-fixing issue in the U.K., resulting in the resignation of top officials at the bank. While we think Barclays is undervalued relative to its high historical returns on equity, the LIBOR scandal potentially changed the business dynamic for the company, so we exited our position.

Staying in financials, MGIC Investment Corp. also weighed on the Portfolio’s performance. The mortgage insurer declined significantly after reporting a quarterly loss. Investors were concerned the nascent recovery in housing defaults would not continue, endangering the company’s balance sheet. Further, Freddie Mac wanted the company to increase its capital base in order to underwrite Freddie Mac mortgages in the future. We believe MGIC will benefit from the ongoing recovery in the U.S. housing market and possesses the balance sheet resources to continue to operate profitably. While its balance sheet is weak due to loan defaults emanating from the housing crisis, business undertaken following the crisis has been high quality and exceptionally profitable, in our view. If profitability of the new business grows and the losses from old policies decline, MGIC can generate strong returns. Given the need for mortgage insurers, the limited number of market participants and MGIC’s strong market share, MGIC’s risk/reward profile is attractive in our view.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Investment Strategy and Outlook

We remain constructive on global equity markets given the low rates on bonds and price-to-earnings ratios that imply a high risk premium on stocks. Despite the strong returns of stocks during 2012, there remains an element of risk aversion among investors who remember the various crisis-like investing environments over the past few years. The concern is most evident in emerging markets. We anticipated a stronger rebound for emerging markets, given their historical volatility compared to developed markets. Although not without risk, emerging markets still have considerable opportunity, in our view. As governments deal more constructively with their deficit issues, investors may feel more confident in putting capital to work in securities with a higher return potential.

At the company level, data continues to indicate high cash balances, particularly in the U.S., indicating managements, like individual investors, have been afraid to commit to investing until they have better clarity on what governments will do to address their fiscal imbalances. While a temporary solution to the U.S. fiscal cliff was reached at year end, there remains much work to be accomplished over the next few months, especially as negotiations over the debt ceiling intensify. Partisanship must be put aside if the deficit is to be tackled responsibly to allow for healthy growth in the U.S. over the long term.

In terms of positioning, we still view companies that are perceived as stable with high dividend payout ratios as unattractive based on valuation, and we still are finding more opportunities in companies that can grow faster in the more stable environment that we expect.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Societe Generale S.A.	1.11%
Taylor Wimpey PLC	1.00%
Comcast Corp. – Class A	0.99%
Citigroup, Inc.	0.94%
Regeneron Pharmaceuticals, Inc.	0.90%

5 Bottom Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	–0.61%
Barclays PLC	–0.42%
MGIC Investment Corp.	–0.39%
BG Group PLC	–0.37%
Occidental Petroleum Corp.	–0.28%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	1.67	14.10	10.79
Health Care	1.22	11.07	10.47
Information Technology	0.84	14.58	12.49
Telecommunication Services	0.61	2.40	4.05
Utilities	0.52	2.96	3.64

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	–1.88	10.98	10.93
Financials	–0.46	19.19	18.86
Materials	–0.09	4.09	7.00
Other**	–0.07	1.33	0.00
Consumer Staples	0.04	8.85	10.84

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

AIA Group, Ltd. Life and Health Insurance	2.7%
NRG Energy, Inc. Independent Power Producer	2.0%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	2.0%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.0%
JPMorgan Chase & Co. Diversified Banking Institutions	1.8%

10.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 5.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of December 31, 2011

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the May 1, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	20.08%	–1.78%	5.00%	7.57%	0.71%

Janus Aspen Worldwide Portfolio – Service Shares	19.86%	–2.02%	4.75%	7.29%	0.96%

Morgan Stanley Capital International World IndexSM	15.83%	–1.18%	7.51%	6.05%

Morgan Stanley Capital International All Country World IndexSM	16.13%	–1.16%	8.11%	N/A**

Lipper Quartile – Institutional Shares	2nd	3rd	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	59/142	72/99	56/58	3/9

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

See important disclosures on the next page.

6 | DECEMBER 31, 2012

(unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides Portfolio rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,150.00	$2.70

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,148.80	$4.05

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

†	Expenses are equal to the net annualized expense ratio of 0.50% for Institutional Shares and 0.75% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Common Stock – 95.0%
Agricultural Operations – 0.1%
8,132,810	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	$314,794
Airlines – 1.3%
710,456	Delta Air Lines, Inc.*	8,433,113
Apparel Manufacturers – 0.8%
580,561	Prada SpA**	5,612,753
Automotive – Cars and Light Trucks – 1.5%
755,852	Ford Motor Co.	9,788,283
Beverages – Wine and Spirits – 1.2%
67,925	Pernod-Ricard S.A.**	7,986,176
Brewery – 1.2%
174,119	SABMiller PLC	8,194,156
Building – Residential and Commercial – 1.6%
10,069,405	Taylor Wimpey PLC	10,971,545
Cable/Satellite Television – 1.4%
253,965	Comcast Corp. – Class A	9,493,212
Casino Hotels – 0.7%
1,287,577	Echo Entertainment Group, Ltd.	4,641,603
Cellular Telecommunications – 1.4%
3,640,990	Vodafone Group PLC	9,155,160
Coal – 0.5%
5,405,500	Harum Energy Tbk PT	3,384,419
Commercial Banks – 0.7%
502,973	Turkiye Halk Bankasi A/S	4,953,759
Commercial Services – 0.9%
336,200	Anhanguera Educacional Participacoes S.A.	5,745,031
Computer Aided Design – 0.9%
93,960	ANSYS, Inc.*	6,327,266
Computers – 1.3%
16,412	Apple, Inc.	8,748,088
Computers – Memory Devices – 0.6%
154,738	EMC Corp.*	3,914,871
Dental Supplies and Equipment – 0.8%
159,097	Patterson Cos., Inc.	5,445,890
Distribution/Wholesale – 0.5%
2,039,815	Li & Fung, Ltd.	3,664,651
Diversified Banking Institutions – 8.5%
272,366	Citigroup, Inc.	10,774,799
481,047	Credit Suisse Group A.G.	12,073,413
277,944	JPMorgan Chase & Co.	12,221,198
535,118	Morgan Stanley	10,231,456
322,717	Societe Generale S.A.**	12,137,374
		57,438,240
Diversified Operations – 0.5%
59,888	Danaher Corp.	3,347,739
E-Commerce/Products – 1.1%
92,262	eBay, Inc.*	4,707,207
369,500	Rakuten, Inc.**	2,882,120
		7,589,327
Electric – Integrated – 0.5%
190,116	Fortum Oyj**	3,574,825
Electric – Transmission – 0.7%
142,300	Brookfield Infrastructure Partners L.P.	5,016,075
Electronic Components – Miscellaneous – 1.2%
213,387	TE Connectivity, Ltd. (U.S. Shares)	7,920,925
Electronic Security Devices – 1.2%
267,918	Tyco International, Ltd. (U.S. Shares)	7,836,602
Enterprise Software/Services – 2.4%
231,185	Informatica Corp.*	7,009,529
266,838	Oracle Corp.	8,891,042
		15,900,571
Financial Guarantee Insurance – 0.6%
1,495,477	MGIC Investment Corp.*	3,977,969
Food – Confectionary – 1.1%
101,318	Hershey Co.	7,317,186
Food – Miscellaneous/Diversified – 1.2%
217,708	Unilever N.V.**	8,214,010
Heart Monitors – 0.6%
50,148	HeartWare International, Inc.*	4,209,925
Hotels and Motels – 0.9%
163,697	Accor S.A.**	5,871,234
Independent Power Producer – 2.0%
587,422	NRG Energy, Inc.	13,504,832
Industrial Automation and Robotics – 1.7%
60,200	FANUC Corp.**	11,196,961
Industrial Gases – 1.7%
106,785	Praxair, Inc.	11,687,618
Instruments – Controls – 0.5%
107,689	Sensata Technologies Holding N.V.*,**	3,497,739
Internet Content – Entertainment – 0.4%
162,542	Youku Tudou, Inc. (ADR)*	2,964,766
Internet Gambling – 0.7%
2,629,050	Bwin.Party Digital Entertainment PLC	4,758,867
Investment Management and Advisory Services – 0.8%
349,900	Grupo BTG Pactual	5,320,730
Life and Health Insurance – 4.8%
4,566,800	AIA Group, Ltd.	18,201,292
851,185	CNO Financial Group, Inc.	7,941,556
460,459	Prudential PLC	6,423,902
		32,566,750
Machinery – Construction and Mining – 0.7%
75,075	Joy Global, Inc.	4,788,284
Machinery – General Industrial – 0.5%
136,100	Nabtesco Corp.**	3,012,365
Medical – Biomedical and Genetic – 2.3%
68,964	Celgene Corp.*,**	5,428,846
109,806	Gilead Sciences, Inc.*	8,065,251
41,612	Vertex Pharmaceuticals, Inc.*	1,745,207
		15,239,304
Medical – Drugs – 4.2%
114,152	Jazz Pharmaceuticals PLC*,**	6,072,886
144,746	Medivation, Inc.*	7,405,205
90,693	Sanofi**	8,599,914
210,851	Shire PLC	6,474,845
		28,552,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Schedule of Investments

As of December 31, 2012

Shares or Contract Amounts		Value

Medical – HMO – 0.9%
136,043	Aetna, Inc.	$6,298,791
Medical – Wholesale Drug Distributors – 1.0%
156,401	AmerisourceBergen Corp.	6,753,395
Medical Products – 0.5%
51,509	Varian Medical Systems, Inc.*	3,617,992
Metal – Iron – 1.2%
1,615,316	Fortescue Metals Group, Ltd.	8,012,163
Multimedia – 1.0%
255,063	News Corp. – Class A	6,514,309
Networking Products – 1.4%
479,682	Cisco Systems, Inc.**	9,425,751
Oil Companies – Exploration and Production – 4.3%
85,102	Apache Corp.	6,680,507
193,242	Cobalt International Energy, Inc.*	4,746,024
70,714	EOG Resources, Inc.	8,541,544
115,391	Occidental Petroleum Corp.	8,840,104
		28,808,179
Oil Companies – Integrated – 2.8%
688,416	Petroleo Brasileiro S.A. (ADR)	13,403,460
108,616	Total S.A.**	5,621,059
		19,024,519
Oil Field Machinery and Equipment – 0.6%
75,762	Dresser-Rand Group, Inc.*	4,253,279
Oil Refining and Marketing – 1.2%
234,658	Valero Energy Corp.	8,006,531
Pharmacy Services – 0.9%
115,137	Express Scripts Holding Co.*	6,217,398
Property and Casualty Insurance – 1.3%
319,100	Tokio Marine Holdings, Inc.**	8,898,685
Real Estate Operating/Development – 2.3%
2,293,565	Hang Lung Properties, Ltd.	9,196,358
11,916,000	Shun Tak Holdings, Ltd.	6,534,721
		15,731,079
Retail – Jewelry – 0.5%
54,239	Tiffany & Co.	3,110,064
Retail – Major Department Stores – 1.2%
144,674	Nordstrom, Inc.	7,740,059
Rubber/Plastic Products – 0.5%
2,200,944	Jain Irrigation Systems, Ltd.	3,050,006
Semiconductor Components/Integrated Circuits – 1.3%
1,316,479	Atmel Corp.*	8,622,937
Steel – Producers – 1.1%
325,301	ThyssenKrupp A.G.**	7,642,492
Telecommunication Services – 2.7%
219,401	Amdocs, Ltd. (U.S. Shares)	7,457,440
4,985,500	Tower Bersama Infrastructure Tbk PT	2,953,799
204,487	Virgin Media, Inc.	7,514,897
		17,926,136
Tobacco – 2.1%
169,400	Imperial Tobacco Group PLC	6,540,324
265,400	Japan Tobacco, Inc.**	7,483,368
		14,023,692
Toys – 0.5%
30,500	Nintendo Co., Ltd.**	3,254,921
Transportation – Marine – 1.0%
872	A.P. Moeller – Maersk A/S – Class B	6,675,618
Transportation – Railroad – 2.1%
68,966	Canadian Pacific Railway, Ltd.	6,997,857
83,237	Kansas City Southern	6,948,625
		13,946,482
Vitamins and Nutrition Products – 1.4%
137,954	Mead Johnson Nutrition Co.	9,089,789
Wireless Equipment – 3.0%
97,648	SBA Communications Corp. – Class A*	6,934,961
1,339,201	Telefonaktiebolaget L.M. Ericsson – Class B	13,476,150
		20,411,111

Total Common Stock (cost $592,750,818)		639,135,842

Preferred Stock – 1.6%
Automotive – Cars and Light Trucks – 1.6%
46,248	Volkswagen A.G., 2.0600%** (cost $8,740,909)	10,520,496

Purchased Option – Call – 0%
15,000	Chaoda Modern Agriculture Holdings, Ltd. (LEAPS) expires January 2013 exercise price 4.0336 HKD (premiums paid $132,768)	0

Warrant – 1.1%
Diversified Financial Services – 1.1%
651,747	JPMorgan Chase & Co. – expires 10/28/18 (cost $7,006,280)	7,729,720

Money Market – 1.2%
8,061,590	Janus Cash Liquidity Fund LLC, 0% (cost $8,061,590)	8,061,590

Total Investments (total cost $616,692,365) – 98.9%		665,447,648

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		7,327,133

Net Assets – 100%		$672,774,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$12,653,766	1.9%
Bermuda	8,680,726	1.3%
Brazil	24,469,221	3.7%
Canada	6,997,857	1.1%
Cayman Islands	3,279,560	0.5%
Denmark	6,675,618	1.0%
Finland	3,574,825	0.5%
France	40,215,757	6.0%
Germany	18,162,988	2.7%
Gibraltar	4,758,867	0.7%
Guernsey	7,457,440	1.1%
Hong Kong	33,932,371	5.1%
India	3,050,006	0.5%
Indonesia	6,338,218	1.0%
Ireland	6,072,886	0.9%
Italy	5,612,753	0.8%
Japan	36,728,420	5.5%
Jersey	6,474,845	1.0%
Netherlands	11,711,749	1.8%
Sweden	13,476,150	2.0%
Switzerland	27,830,940	4.2%
Turkey	4,953,759	0.7%
United Kingdom	41,285,087	6.2%
United States††	331,053,839	49.8%

Total	$665,447,648	100.0%

††	Includes Cash Equivalents of 1.2%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 1/10/13	610,000,000	$7,042,501	$644,669

HSBC Securities (USA), Inc.:
Euro 2/14/13	7,700,000	10,166,359	(39,742)
Japanese Yen 2/14/13	739,000,000	8,534,941	295,846

		18,701,300	256,104

JPMorgan Chase & Co.: Japanese Yen 1/24/13	644,000,000	7,436,250	394,489

RBC Capital Markets Corp.: Japanese Yen 1/17/13	689,000,000	7,955,213	434,335

Total		$41,135,264	$1,729,597

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2012	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$616,692
Unaffiliated investments at value	$657,386
Affiliated investments at value	8,062
Cash	19
Cash denominated in foreign currency(1)	28
Receivables:
Investments sold	5,934
Portfolio shares sold	91
Dividends	429
Foreign dividend tax reclaim	18
Non-interested Trustees’ deferred compensation	11
Other assets	12
Forward currency contracts	1,769
Total Assets	673,759
Liabilities:
Payables:
Investments purchased	1
Portfolio shares repurchased	559
Dividends	–
Advisory fees	261
Fund administration fees	5
Internal servicing cost	1
Distribution fees and shareholder servicing fees	33
Non-interested Trustees’ fees and expenses	10
Non-interested Trustees’ deferred compensation fees	11
Accrued expenses and other payables	63
Forward currency contracts	40
Total Liabilities	984
Net Assets	$672,775
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$937,791
Undistributed net investment income*	4,769
Undistributed net realized loss from investment and foreign currency transactions*	(320,274)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	50,489
Total Net Assets	$672,775
Net Assets - Institutional Shares	$516,001
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,785
Net Asset Value Per Share	$30.74
Net Assets - Service Shares	$156,774
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,172
Net Asset Value Per Share	$30.31

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $28,023.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2012	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	12,037
Dividends from affiliates	11
Other Income	1
Foreign tax withheld	(659)
Total Investment Income	11,390
Expenses:
Advisory fees	3,216
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	1
Shareholder reports expense	82
Transfer agent fees and expenses	5
Registration fees	24
Custodian fees	69
Professional fees	32
Non-interested Trustees’ fees and expenses	17
Fund administration fees	64
Distribution fees and shareholder servicing fees - Service Shares	374
Distribution fees and shareholder servicing fees - Service II Shares(1)	–
Other expenses	61
Total Expenses	3,949
Expense and Fee Offset	–
Net Expenses	3,949
Net Investment Income	7,441
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(21,458)
Net realized gain from written options contracts	11
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	133,207
Net Gain on Investments	111,760
Net Increase in Net Assets Resulting from Operations	$119,201

(1)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$7,441	$7,506
Net realized gain/(loss) from investment and foreign currency transactions	(21,447)	83,545
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	133,207	(195,370)
Net Increase/(Decrease) in Net Assets Resulting from Operations	119,201	(104,319)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(4,347)	(3,349)
Service Shares	(1,170)	(795)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(5,517)	(4,144)
Capital Share Transactions:
Shares Sold
Institutional Shares	9,037	12,834
Service Shares	20,231	28,432
Reinvested Dividends and Distributions
Institutional Shares	4,347	3,349
Service Shares	1,170	795
Shares Repurchased
Institutional Shares	(76,008)	(90,547)
Service Shares	(30,253)	(37,546)
Service II Shares(1)	(11)	–
Net Decrease from Capital Share Transactions	(71,487)	(82,683)
Net Increase/(Decrease) in Net Assets	42,197	(191,146)
Net Assets:
Beginning of period	630,578	821,724
End of period	$672,775	$630,578

Undistributed Net Investment Income*	$4,769	$3,172

*	See Note 5 in Notes to Financial Statements.
(1)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$25.83	$30.13	$26.18	$19.27	$35.35
Income from Investment Operations:
Net investment income	0.37	0.31	0.20	0.29	0.37
Net gain/(loss) on investments (both realized and unrealized)	4.79	(4.44)	3.92	6.94	(16.11)
Total from Investment Operations	5.16	(4.13)	4.12	7.23	(15.74)
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.17)	(0.17)	(0.32)	(0.34)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.25)	(0.17)	(0.17)	(0.32)	(0.34)
Net Asset Value, End of Period	$30.74	$25.83	$30.13	$26.18	$19.27
Total Return	20.08%	(13.74)%	15.83%	37.70%	(44.69)%
Net Assets, End of Period (in thousands)	$516,001	$490,539	$648,827	$639,936	$522,295
Average Net Assets for the Period (in thousands)	$505,342	$587,144	$623,284	$558,029	$826,712
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.55%	0.70%	0.65%	0.63%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.70%	0.65%	0.63%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.05%	0.76%	1.35%	1.26%
Portfolio Turnover Rate	56%	88%	86%	206%	14%

Service Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$25.51	$29.80	$25.93	$19.10	$35.05
Income from Investment Operations:
Net investment income	0.23	0.19	0.12	0.24	0.21
Net gain/(loss) on investments (both realized and unrealized)	4.79	(4.34)	3.88	6.87	(15.87)
Total from Investment Operations	5.02	(4.15)	4.00	7.11	(15.66)
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.14)	(0.13)	(0.28)	(0.29)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.22)	(0.14)	(0.13)	(0.28)	(0.29)
Net Asset Value, End of Period	$30.31	$25.51	$29.80	$25.93	$19.10
Total Return	19.77%	(13.95)%	15.52%	37.40%	(44.84)%
Net Assets, End of Period (in thousands)	$156,774	$140,029	$172,885	$144,294	$96,699
Average Net Assets for the Period (in thousands)	$149,451	$165,580	$151,800	$114,103	$159,561
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.80%	0.95%	0.90%	0.88%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.95%	0.90%	0.88%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.81%	0.50%	1.08%	1.01%
Portfolio Turnover Rate	56%	88%	86%	206%	14%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°°  Schedule of Fair Valued Securities (as of December 31, 2012)

		Value as a %
	Value	of Net Assets

Janus Aspen Worldwide Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$314,794	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$–	$314,794
Apparel Manufacturers	–	5,612,753	–
Beverages – Wine and Spirits	–	7,986,176	–
Brewery	–	8,194,156	–
Building – Residential and Commercial	–	10,971,545	–
Casino Hotels	–	4,641,603	–
Cellular Telecommunications	–	9,155,160	–
Coal	–	3,384,419	–
Commercial Banks	–	4,953,759	–
Commercial Services	–	5,745,031	–
Distribution/Wholesale	–	3,664,651	–
Diversified Banking Institutions	33,227,453	24,210,787	–
E-Commerce/Products	4,707,207	2,882,120	–
Electric – Integrated	–	3,574,825	–
Food – Miscellaneous/Diversified	–	8,214,010	–
Hotels and Motels	–	5,871,234	–
Industrial Automation and Robotics	–	11,196,961	–
Internet Content – Entertainment	–	2,964,766	–
Internet Gambling	–	4,758,867	–
Investment Management and Advisory Services	–	5,320,730	–
Life and Health Insurance	7,941,556	24,625,194	–
Machinery – General Industrial	–	3,012,365	–

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Medical – Drugs	13,478,091	15,074,759	–
Metal – Iron	–	8,012,163	–
Oil Companies – Integrated	–	19,024,519	–
Property and Casualty Insurance	–	8,898,685	–
Real Estate Operating/Development	–	15,731,079	–
Rubber/Plastic Products	–	3,050,006	–
Steel – Producers	–	7,642,492	–
Telecommunication Services	14,972,337	2,953,799	–
Tobacco	–	14,023,692	–
Toys	–	3,254,921	–
Transportation – Marine	–	6,675,618	–
Wireless Equipment	6,934,961	13,476,150	–
All Other	278,800,448	–	–

Preferred Stock	–	10,520,496	–

Warrant	–	7,729,720	–

Money Market	–	8,061,590	–

Total Investments in Securities	$360,062,053	$305,070,801	$314,794

Investment in Purchased Option:	$–	$0	$–

Other Financial Instruments(b):	$–	$1,729,597	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$129,397,336

16 | DECEMBER 31, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Effective April 27, 2012, Service II Shares were liquidated. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1.00% was imposed on interests in separate accounts or plans held 60 days or less. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer charged by the Portfolio.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares. Effective April 27, 2012, Service II Shares were liquidated.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated

Janus Aspen Series | 17

Notes to Financial Statements (continued)

daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolio.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

18 | DECEMBER 31, 2012

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative

Janus Aspen Series | 19

Notes to Financial Statements (continued)

information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

Transfers In
Level 1 to
Portfolio	Level 2

Janus Aspen Worldwide Portfolio	$141,098,500

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

20 | DECEMBER 31, 2012

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security

Janus Aspen Series | 21

Notes to Financial Statements (continued)

underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2011	–	$–
Options written	652	51,341
Options closed	–	–
Options expired	(550)	(10,922)
Options exercised	(102)	(40,419)

Options outstanding at December 31, 2012	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$1,769,339	Forward currency contracts	$39,742

Equity Contracts	Unaffiliated investments at value	0		–

Total		$1,769,339		$39,742

22 | DECEMBER 31, 2012

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(58,689)	$2,297,680	$2,238,991

Total	$–	$–	$(58,689)	$2,297,680	$2,238,991

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$67,713	$1,989,580	$2,057,293

Total	$–	$–	$67,713	$1,989,580	$2,057,293

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market equity securities (also known as “A Shares”).

24 | DECEMBER 31, 2012

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2012, the Portfolio recorded a Performance Adjustment of $(712,594).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Shares and Service II Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to insurance companies, qualified retirement plan service providers or their affiliates, and other financial intermediaries in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Effective April 27, 2012, Service II Shares were liquidated. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $145,647 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2012.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $57,352 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended December 31, 2012. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

During the period, a 1.00% redemption fee was imposed on Service II Shares of the Portfolio held for 60 days or less. This fee was paid to the Portfolio rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 27, 2012, the 1.00% redemption fee was eliminated and is no longer being charged by the Portfolio. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2012.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC

26 | DECEMBER 31, 2012

currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2012, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$142,530,463	$(137,992,000)	$10,954	$8,061,590

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Worldwide Portfolio	$5,009,961	$–	$(312,211,550)	$–	$(3,923,506)	$(8,758)	$46,117,748

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

	December 31,	December 31,	No Expiration		Accumulated
Portfolio	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Worldwide Portfolio	$(4,371,577)	$(290,125,032)	$(17,714,941)	$–	$(312,211,550)

Janus Aspen Series | 27

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Worldwide Portfolio	$619,329,900	$88,976,275	$(42,858,527)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$5,517,135	$–	$–	$–

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$4,143,673	$–	$–	$–

6.	Capital Share Transactions

For the fiscal years ended December 31	Janus Aspen Worldwide Portfolio
(all numbers in thousands)	2012	2011

Transactions in Portfolio Shares – Institutional Shares
Shares sold	320	444
Reinvested dividends and distributions	155	120
Shares repurchased	(2,684)	(3,103)
Net Increase/(Decrease) in Portfolio Shares	(2,209)	(2,539)
Shares Outstanding, Beginning of Period	18,994	21,533
Shares Outstanding, End of Period	16,785	18,994
Transactions in Portfolio Shares – Service Shares
Shares sold	724	973
Reinvested dividends and distributions	42	29
Shares repurchased	(1,084)	(1,313)
Net Increase/(Decrease) in Portfolio Shares	(318)	(311)
Shares Outstanding, Beginning of Period	5,490	5,801
Shares Outstanding, End of Period	5,172	5,490
Transactions in Portfolio Shares – Service II Shares(1)(2)
Shares sold	–	–
Reinvested dividends and distributions	–	2
Shares repurchased	(386)	–
Net Increase/(Decrease) in Portfolio Shares	(386)	2
Shares Outstanding, Beginning of Period	386	384
Shares Outstanding, End of Period	–	386

(1)	Transactions in Portfolio Shares - Service II Shares are not in thousands.
(2)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

28 | DECEMBER 31, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio	$362,625,715	$438,763,734	$–	$–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Portfolio’s financial statements.

9.	Subsequent Event

Effective May 1, 2013, Janus Aspen Worldwide Portfolio will change its name to Janus Aspen Global Research Portfolio and will change its portfolio manager. In addition, its investment strategies will change. Please see the Portfolio’s supplement dated January 25, 2013 for details.

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2013

30 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

32 | DECEMBER 31, 2012

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

34 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2011. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset

36 | DECEMBER 31, 2012

and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the fiscal year ended December 31, 2012:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Worldwide Portfolio	44%

38 | DECEMBER 31, 2012

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 57 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	57	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	57	Chairman, National Retirement Partners, Inc. (formerly, a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-12/12*	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	57	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	57	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	57	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	57	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (technology company).

*  Effective January 1, 2013, Mr. McGonigle retired from his positions with the Board of Trustees.

40 | DECEMBER 31, 2012

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Portfolio	3/11-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011) and Columbia Management Group (2004-2008).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32250	109-02-81112 02-13

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

	Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2012	$440,229	$3,520	$96,355	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2011	$394,690	$0	$88,992	$0
Percentage approved pursuant	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2012	$26,471	$9,750	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2011	$9,135	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.

Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)1
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable to this Registrant.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: February 28, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: February 28, 2013

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)
Date: February 28, 2013